UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-3329

Variable Insurance Products Fund
 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts  02210
 (Address of principal executive offices)       (Zip code)

Marc Bryant, Secretary

245 Summer St.

Boston, Massachusetts  02210
(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2015

This report on Form N-CSR relates solely to the Registrant’s VIP Equity-Income Portfolio, VIP Growth Portfolio, VIP High Income Portfolio, VIP Overseas Portfolio and VIP Value Portfolio series (each, a “Fund” and collectively, the “Funds”).

Item 1.

Reports to Stockholders

Fidelity® Variable Insurance Products: High Income Portfolio Annual Report December 31, 2015

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity® Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2015	Past 1 year	Past 5 years	Past 10 years
Initial Class	(3.63)%	4.18%	5.60%
Service Class	(3.76)%	4.10%	5.51%
Service Class 2	(3.87)%	3.92%	5.35%
Investor Class	(3.68)%	4.13%	5.57%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP High Income Portfolio - Initial Class on December 31, 2005.

The chart shows how the value of your investment would have changed, and also shows how the The BofA Merrill Lynch℠ US High Yield Constrained Index performed over the same period.

Period Ending Values
$17,249	VIP High Income Portfolio - Initial Class
$19,335	The BofA Merrill Lynch℠ US High Yield Constrained Index

Management's Discussion of Fund Performance

Market Recap:  U.S. corporate high-yield bonds lost ground for 2015, as macro concerns and heightened volatility weighed on investor sentiment, overshadowing strong fundamentals in many high-yield industries. The BofA Merrill Lynch℠ US High Yield Constrained Index returned -4.61% the past year, its first calendar-year negative result since 2008. Still, the broader backdrop was largely supportive, spurred by an improving economy, generally positive fundamentals – with commodity-sensitive sectors a notable exception – and enormous monetary support from major central banks worldwide. Energy and metals/mining declined sharply, while more-defensive industry groups, led by healthcare, showed relative strength. The energy-heavy high-yield index began the year on an uptrend, as oil prices rebounded in the spring. However, increased volatility among U.S. Treasuries, commodities and stocks resulted in a sharp decline in June. The high-yield market slipped further through the end of September, largely due to uncertainty about global economic growth emanating from China. August and September saw a particularly steep sell-off, as oil prices fell below $40 per barrel before rebounding slightly. The high-yield market then bounced back alongside equities in October, as demand for risk assets improved and credit spreads tightened, only to retreat through the end of the year as oil prices fell to a level not seen since 2004.

Comments from Portfolio Manager Matthew Conti:  For the year, the fund's share classes outpaced the benchmark, The BofA Merrill Lynch℠ US High Yield Constrained Index. Relative to the benchmark, strong security selection in energy, along with favorable overall positioning in banks & thrifts, fueled the fund's outperformance. An overweighting in air transportation, bond picks in services and super retail, as well as beneficial positioning in steel, provided a further boost to the fund's relative return. The top individual contributors were a sizable overweighting in United Kingdom-based Barclays Bank, a lighter-than-benchmark stake in natural gas producer Chesapeake Energy and an overweighting in global telecom-equipment maker Alcatel-Lucent. On the downside, security selection in transportation ex-air/rail, metals/mining, and broadcasting, along with an underweighting in automotive & auto parts, hampered the fund's relative return. The primary individual detractors were an overweighting in oil and gas producer EP Energy, dry bulk commodities shipper Navios Maritime and distressed coal mine operator Peabody Energy. I sold our position in Peabody Energy due to concern about increased default risk. In terms of positioning shifts, I increased the fund's allocations to banks & thrifts and telecommunications, the latter of which was the fund's largest sector allocation at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Five Holdings as of December 31, 2015

(by issuer, excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
APX Group, Inc.	2.2	1.9
Dynegy, Inc.	2.2	2.1
Lucent Technologies, Inc	2.1	1.3
Clear Channel Communications, Inc.	2.0	2.2
JC Penney Corp., Inc.	1.8	2.0
	10.3

Top Five Market Sectors as of December 31, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
Telecommunications	12.7	12.0
Energy	9.8	11.7
Banks & Thrifts	6.7	5.5
Utilities	6.3	7.2
Technology	6.2	4.5

Quality Diversification (% of fund's net assets)

As of December 31, 2015
AAA,AA,A	0.1%
BBB	1.9%
BB	31.5%
B	42.6%
CCC,CC,C	16.4%
Not Rated	0.3%
Short-Term Investments and Net Other Assets	7.2%

As of June 30, 2015
AAA,AA,A	0.1%
BBB	1.8%
BB	32.8%
B	46.6%
CCC,CC,C	15.9%
Not Rated	0.7%
Short-Term Investments and Net Other Assets	2.1%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)

As of December 31, 2015 *
Nonconvertible Bonds	74.9%
Bank Loan Obligations	9.5%
Other Investments	8.4%
Short-Term Investments and Net Other Assets (Liabilities)	7.2%

 * Foreign investments - 27.5%

As of June 30, 2015 *
Nonconvertible Bonds	84.6%
Bank Loan Obligations	7.6%
Other Investments	5.7%
Short-Term Investments and Net Other Assets (Liabilities)	2.1%

 * Foreign investments - 29.0%

Investments December 31, 2015

Showing Percentage of Net Assets

Nonconvertible Bonds - 74.9%
	Principal Amount	Value
Air Transportation - 2.3%
Air Canada Trust Series 2015-1 equipment trust certificate Class C, 5% 9/15/20 (a)	$3,065,000	$2,888,763
Allegiant Travel Co. 5.5% 7/15/19	1,270,000	1,285,875
American Airlines Group, Inc. 4.625% 3/1/20 (a)	2,540,000	2,419,350
American Airlines, Inc. pass-thru trust certificates 5.625% 1/15/21(a)	438,028	441,314
Continental Airlines, Inc.:
pass-thru trust certificates 9.798% 4/1/21	2,166,546	2,372,367
5.5% 4/29/22	2,459,496	2,533,281
6.125% 4/29/18	520,000	530,400
9.25% 5/10/17	402,146	427,783
Delta Air Lines, Inc. pass-thru trust certificates:
6.375% 7/2/17 (a)	1,985,000	1,992,444
8.021% 8/10/22	1,247,799	1,400,654
U.S. Airways pass-thru certificates:
Series 2012-2C, 5.45% 6/3/18	3,565,000	3,596,194
Series 2013-1 Class B, 5.375% 5/15/23	664,337	664,337
United Air Lines, Inc. pass-thru trust certificates:
Class B, 7.336% 7/2/19	2,083,501	2,224,138
9.75% 1/15/17	964,234	1,017,267
12% 1/15/16 (a)	161,333	162,946
United Continental Holdings, Inc. 6.375% 6/1/18	300,000	312,186

TOTAL AIR TRANSPORTATION		24,269,299

Automotive & Auto Parts - 0.2%
American Tire Distributors, Inc. 10.25% 3/1/22 (a)	1,805,000	1,651,575
ZF North America Capital, Inc. 4.75% 4/29/25 (a)	855,000	814,388

TOTAL AUTOMOTIVE & AUTO PARTS		2,465,963

Banks & Thrifts - 0.2%
Ocwen Financial Corp. 6.625% 5/15/19	3,000,000	2,640,000
Broadcasting - 1.6%
Clear Channel Communications, Inc.:
5.5% 12/15/16	14,830,000	13,124,550
6.875% 6/15/18	255,000	150,450
9% 12/15/19	2,255,000	1,646,150
10% 1/15/18	5,510,000	2,093,800

TOTAL BROADCASTING		17,014,950

Building Materials - 1.1%
Beacon Roofing Supply, Inc. 6.375% 10/1/23 (a)	830,000	845,563
Building Materials Corp. of America:
5.375% 11/15/24 (a)	3,265,000	3,256,838
6% 10/15/25 (a)	2,605,000	2,657,100
Building Materials Holding Corp. 9% 9/15/18 (a)	4,410,000	4,586,400

TOTAL BUILDING MATERIALS		11,345,901

Cable/Satellite TV - 1.6%
Altice SA:
7.75% 7/15/25 (a)	1,670,000	1,528,050
7.75% 7/15/25 (a)	1,500,000	1,372,500
CCO Holdings LLC/CCO Holdings Capital Corp. 5.125% 2/15/23	880,000	881,100
Midcontinent Communications & Midcontinent Finance Corp. 6.875% 8/15/23 (a)	3,510,000	3,553,875
RCN Telecom Services LLC/RCN Capital Corp. 8.5% 8/15/20 (a)	2,410,000	2,434,100
Wave Holdco LLC/Wave Holdco Corp. 9% 7/15/19 pay-in-kind (a)(b)	375,000	346,313
WaveDivision Escrow LLC/WaveDivision Escrow Corp. 8.125% 9/1/20 (a)	7,920,000	7,573,500

TOTAL CABLE/SATELLITE TV		17,689,438

Capital Goods - 0.4%
J.B. Poindexter & Co., Inc. 9% 4/1/22 (a)	3,830,000	4,002,350
Chemicals - 0.9%
Blue Cube Spinco, Inc. 9.75% 10/15/23 (a)	1,420,000	1,531,825
Evolution Escrow Issuer LLC 7.5% 3/15/22 (a)	3,945,000	2,288,100
LSB Industries, Inc. 7.75% 8/1/19	3,295,000	2,734,850
Nufarm Australia Ltd. 6.375% 10/15/19 (a)	3,140,000	3,108,600
Platform Specialty Products Corp. 6.5% 2/1/22 (a)	150,000	129,750

TOTAL CHEMICALS		9,793,125

Containers - 1.1%
Ardagh Finance Holdings SA 8.625% 6/15/19 pay-in-kind (a)(b)	3,765,030	3,696,456
Ardagh Packaging Finance PLC/Ardagh MP Holdings U.S.A., Inc. 7% 11/15/20 (a)	779,822	766,175
Beverage Packaging Holdings II SA (Luxembourg) 6% 6/15/17 (a)	3,235,000	3,129,863
Consolidated Container Co. LLC/Consolidated Container Capital, Inc. 10.125% 7/15/20 (a)	1,265,000	1,037,300
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA 5.75% 10/15/20	2,990,000	3,041,398

TOTAL CONTAINERS		11,671,192

Diversified Financial Services - 3.0%
Aircastle Ltd. 5.125% 3/15/21	2,800,000	2,877,000
FLY Leasing Ltd. 6.375% 10/15/21	2,490,000	2,477,550
Icahn Enterprises LP/Icahn Enterprises Finance Corp. 5.875% 2/1/22	2,235,000	2,184,713
ILFC E-Capital Trust I 4.49% 12/21/65 (a)(b)	4,595,000	4,181,450
ILFC E-Capital Trust II 4.74% 12/21/65 (a)(b)	6,600,000	6,088,500
Navient Corp.:
5% 10/26/20	965,000	846,788
5.875% 3/25/21	2,100,000	1,869,000
5.875% 10/25/24	4,650,000	3,720,000
SLM Corp.:
4.875% 6/17/19	2,275,000	2,093,000
5.5% 1/25/23	5,790,000	4,675,136
6.125% 3/25/24	1,120,000	912,800

TOTAL DIVERSIFIED FINANCIAL SERVICES		31,925,937

Diversified Media - 0.3%
MDC Partners, Inc. 6.75% 4/1/20 (a)	1,135,000	1,169,050
WMG Acquisition Corp. 6.75% 4/15/22 (a)	2,125,000	1,848,750

TOTAL DIVERSIFIED MEDIA		3,017,800

Energy - 9.4%
Antero Resources Corp.:
5.125% 12/1/22	5,845,000	4,442,200
5.625% 6/1/23 (a)	2,500,000	1,950,000
Baytex Energy Corp.:
5.125% 6/1/21 (a)	1,000,000	705,000
5.625% 6/1/24 (a)	1,115,000	747,050
California Resources Corp.:
5% 1/15/20	345,000	122,906
8% 12/15/22 (a)	924,000	486,255
Chesapeake Energy Corp. 4.875% 4/15/22	2,215,000	614,795
Citgo Holding, Inc. 10.75% 2/15/20 (a)	1,260,000	1,222,200
Citgo Petroleum Corp. 6.25% 8/15/22 (a)	2,970,000	2,851,200
Consolidated Energy Finance SA 6.75% 10/15/19 (a)	5,048,000	4,825,636
CVR Refining LLC/Coffeyville Finance, Inc. 6.5% 11/1/22	705,000	683,850
Denbury Resources, Inc. 6.375% 8/15/21	2,550,000	918,000
Endeavor Energy Resources LP/EER Finance, Inc. 7% 8/15/21 (a)	10,435,000	9,287,150
EP Energy LLC/Everest Acquisition Finance, Inc.:
6.375% 6/15/23	6,510,000	3,255,000
7.75% 9/1/22	3,760,000	1,917,600
9.375% 5/1/20	7,315,000	4,663,313
Exterran Partners LP/EXLP Finance Corp. 6% 4/1/21	6,300,000	5,181,750
Forbes Energy Services Ltd. 9% 6/15/19	7,795,000	3,741,600
Forum Energy Technologies, Inc. 6.25% 10/1/21	2,845,000	2,361,350
Gibson Energy, Inc. 6.75% 7/15/21 (a)	3,635,000	3,480,513
Halcon Resources Corp. 8.625% 2/1/20 (a)	2,855,000	1,969,950
Hilcorp Energy I LP/Hilcorp Finance Co.:
5% 12/1/24 (a)	1,675,000	1,390,250
5.75% 10/1/25 (a)	1,995,000	1,735,650
Hornbeck Offshore Services, Inc.:
5% 3/1/21	235,000	159,800
5.875% 4/1/20	1,260,000	869,400
Jupiter Resources, Inc. 8.5% 10/1/22 (a)	1,775,000	710,000
Northern Tier Energy LLC/Northern Tier Finance Corp. 7.125% 11/15/20	4,025,000	4,065,250
Pacific Drilling V Ltd. 7.25% 12/1/17 (a)	2,620,000	1,349,300
PBF Holding Co. LLC/PBF Finance Corp. 8.25% 2/15/20	1,845,000	1,909,575
PBF Logistics LP/PBF Logistics Finance, Inc. 6.875% 5/15/23	2,030,000	1,847,300
Rice Energy, Inc.:
6.25% 5/1/22	8,265,000	5,950,800
7.25% 5/1/23 (a)	3,540,000	2,584,200
Rose Rock Midstream LP/ Rose Rock Finance Corp. 5.625% 11/15/23 (a)	3,480,000	2,470,800
Sabine Pass Liquefaction LLC:
5.625% 2/1/21 (b)	2,770,000	2,548,400
5.625% 3/1/25 (a)	3,995,000	3,380,769
5.75% 5/15/24	2,095,000	1,822,650
Sunoco LP / Sunoco Finance Corp. 5.5% 8/1/20 (a)	2,675,000	2,534,563
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 6.75% 3/15/24 (a)	2,580,000	2,199,450
Teine Energy Ltd. 6.875% 9/30/22 (a)	4,925,000	3,964,625
Tesoro Logistics LP/Tesoro Logistics Finance Corp.:
6.125% 10/15/21	855,000	812,250
6.25% 10/15/22 (a)	840,000	795,900
Western Refining Logistics LP/WNRL Finance Co. 7.5% 2/15/23	1,980,000	1,890,900

TOTAL ENERGY		100,419,150

Entertainment/Film - 0.1%
New Cotai LLC / New Cotai Capital Corp. 10.625% 5/1/19 pay-in-kind (a)(b)	2,173,687	1,591,773
Environmental - 0.6%
LBC Tank Terminals Holding Netherlands BV 6.875% 5/15/23 (a)	6,380,000	6,316,200
Food & Drug Retail - 0.9%
SUPERVALU, Inc.:
6.75% 6/1/21	5,410,000	4,896,050
7.75% 11/15/22	1,405,000	1,275,038
Tesco PLC 6.15% 11/15/37 (a)	1,680,000	1,456,834
Tops Holding LLC / Tops Markets II Corp. 8% 6/15/22 (a)	2,005,000	1,974,925

TOTAL FOOD & DRUG RETAIL		9,602,847

Food/Beverage/Tobacco - 5.4%
ESAL GmbH 6.25% 2/5/23 (a)	19,470,000	17,182,275
FAGE Dairy Industry SA/FAGE U.S.A. Dairy Industry, Inc. 9.875% 2/1/20 (a)	4,705,000	4,893,200
JBS Investments GmbH:
7.25% 4/3/24 (a)	3,425,000	3,125,313
7.75% 10/28/20 (a)	5,720,000	5,491,200
JBS U.S.A. LLC/JBS U.S.A. Finance, Inc.:
5.75% 6/15/25 (a)	1,080,000	939,600
5.875% 7/15/24 (a)	2,765,000	2,502,325
8.25% 2/1/20 (a)	3,830,000	3,830,000
Minerva Luxembourg SA 7.75% 1/31/23 (a)	12,835,000	12,064,900
Vector Group Ltd. 7.75% 2/15/21	7,035,000	7,421,925

TOTAL FOOD/BEVERAGE/TOBACCO		57,450,738

Gaming - 2.9%
Caesars Growth Properties Holdings LLC/Caesars Growth Properties Finance, Inc. 9.375% 5/1/22	4,370,000	3,583,400
MCE Finance Ltd. 5% 2/15/21 (a)	6,920,000	6,297,200
Paris Las Vegas Holding LLC/Harrah's Las Vegas LLC/Flamingo Las Vegas Holdings, Inc. 8% 10/1/20	2,490,000	2,365,500
Scientific Games Corp.:
6.625% 5/15/21	13,500,000	6,345,000
7% 1/1/22 (a)	2,780,000	2,654,900
10% 12/1/22	4,020,000	2,854,200
Wynn Macau Ltd. 5.25% 10/15/21 (a)	8,515,000	7,493,200

TOTAL GAMING		31,593,400

Healthcare - 4.9%
AMAG Pharmaceuticals, Inc. 7.875% 9/1/23 (a)	655,000	576,400
Community Health Systems, Inc.:
6.875% 2/1/22	2,860,000	2,713,425
7.125% 7/15/20	3,985,000	3,970,056
Endo Finance LLC 5.375% 1/15/23 (a)	1,425,000	1,396,500
Endo Finance LLC/Endo Ltd./Endo Finco, Inc. 6% 7/15/23 (a)	1,340,000	1,333,300
HealthSouth Corp.:
5.125% 3/15/23	815,000	780,363
5.75% 11/1/24 (a)	800,000	763,000
5.75% 11/1/24	1,020,000	972,825
5.75% 9/15/25 (a)	4,655,000	4,329,150
Horizon Pharma Financing, Inc. 6.625% 5/1/23 (a)	1,050,000	934,500
Jaguar Holding Co. II / Pharmaceutical Product Development LLC 6.375% 8/1/23 (a)	1,230,000	1,199,250
Kindred Healthcare, Inc.:
8% 1/15/20	1,450,000	1,355,750
8.75% 1/15/23	1,380,000	1,269,600
Mallinckrodt International Finance SA/Mallinckrodt CB LLC 5.5% 4/15/25 (a)	610,000	561,200
Molina Healthcare, Inc. 5.375% 11/15/22 (a)	1,415,000	1,415,000
Tenet Healthcare Corp.:
5% 3/1/19	2,265,000	2,089,463
6.75% 6/15/23	3,440,000	3,190,600
8.125% 4/1/22	13,760,000	13,725,600
Valeant Pharmaceuticals International, Inc.:
5.375% 3/15/20 (a)	2,525,000	2,373,500
5.875% 5/15/23 (a)	1,190,000	1,062,075
6.75% 8/15/18 (a)	2,625,000	2,601,375
7.5% 7/15/21 (a)	1,080,000	1,077,300
VPI Escrow Corp. 6.375% 10/15/20 (a)	2,895,000	2,793,675

TOTAL HEALTHCARE		52,483,907

Homebuilders/Real Estate - 1.9%
Communications Sales & Leasing, Inc. 8.25% 10/15/23	1,365,000	1,153,425
Howard Hughes Corp. 6.875% 10/1/21 (a)	2,870,000	2,927,400
Lennar Corp. 4.875% 12/15/23	2,350,000	2,338,250
M/I Homes, Inc. 6.75% 1/15/21 (a)	2,925,000	2,881,125
Meritage Homes Corp. 6% 6/1/25	1,775,000	1,770,563
Taylor Morrison Communities, Inc./Monarch Communities, Inc. 5.875% 4/15/23 (a)	1,395,000	1,377,563
TRI Pointe Homes, Inc. 5.875% 6/15/24	725,000	705,063
William Lyon Homes, Inc.:
5.75% 4/15/19	2,370,000	2,334,450
7% 8/15/22 (a)	620,000	621,550
7% 8/15/22	4,243,000	4,253,608

TOTAL HOMEBUILDERS/REAL ESTATE		20,362,997

Insurance - 0.5%
Alliant Holdings Co.-Issuer, Inc. / Wayne Merger Sub, LLC 8.25% 8/1/23 (a)	5,420,000	5,094,800
Leisure - 0.8%
24 Hour Holdings III LLC 8% 6/1/22 (a)	6,110,000	4,964,375
NCL Corp. Ltd. 4.625% 11/15/20 (a)	3,400,000	3,329,348

TOTAL LEISURE		8,293,723

Metals/Mining - 2.4%
CONSOL Energy, Inc.:
5.875% 4/15/22	8,505,000	5,273,100
8% 4/1/23 (a)	2,535,000	1,685,775
First Quantum Minerals Ltd.:
6.75% 2/15/20 (a)	6,985,000	4,505,325
7.25% 5/15/22 (a)	3,450,000	2,130,203
Lundin Mining Corp. 7.875% 11/1/22 (a)	2,810,000	2,585,200
Murray Energy Corp. 11.25% 4/15/21 (a)	6,915,000	1,261,988
New Gold, Inc. 6.25% 11/15/22 (a)	7,295,000	5,799,525
Signode Industrial Group Lux SA/Signode Industrial Group U.S., Inc. 6.375% 5/1/22 (a)	2,845,000	2,418,250

TOTAL METALS/MINING		25,659,366

Paper - 0.4%
Sappi Papier Holding GmbH 6.625% 4/15/21 (a)	3,172,000	3,203,720
Xerium Technologies, Inc. 8.875% 6/15/18	1,570,000	1,538,796

TOTAL PAPER		4,742,516

Publishing/Printing - 1.3%
McGraw-Hill Global Education Holdings LLC/McGraw-Hill Global Education Finance 9.75% 4/1/21 (b)	2,670,000	2,830,200
MHGE Parent LLC / MHGE Parent Finance, Inc. 8.5% 8/1/19 pay-in-kind (a)(b)	7,705,000	7,627,950
R.R. Donnelley & Sons Co.:
6.5% 11/15/23	2,220,000	2,053,500
7% 2/15/22	1,100,000	1,040,875

TOTAL PUBLISHING/PRINTING		13,552,525

Services - 4.0%
APX Group, Inc.:
6.375% 12/1/19	14,920,000	14,285,900
8.75% 12/1/20	11,335,000	9,209,688
Audatex North America, Inc.:
6% 6/15/21 (a)	5,355,000	5,395,163
6.125% 11/1/23 (a)	1,790,000	1,801,188
Blueline Rent Finance Corp./Volvo 7% 2/1/19 (a)	1,570,000	1,413,000
Brand Energy & Infrastructure Services, Inc. 8.5% 12/1/21 (a)	2,460,000	2,115,600
Everi Payments, Inc. 10% 1/15/22	3,480,000	3,062,400
Garda World Security Corp.:
7.25% 11/15/21 (a)	2,200,000	1,892,000
7.25% 11/15/21 (a)	3,715,000	3,194,900

TOTAL SERVICES		42,369,839

Steel - 0.6%
Evraz, Inc. NA Canada 7.5% 11/15/19 (a)	1,740,000	1,626,900
Steel Dynamics, Inc. 5.125% 10/1/21	5,400,000	4,995,000

TOTAL STEEL		6,621,900

Super Retail - 2.1%
Argos Merger Sub, Inc. 7.125% 3/15/23 (a)	6,275,000	6,221,663
JC Penney Corp., Inc.:
5.65% 6/1/20	11,775,000	9,420,000
7.4% 4/1/37	4,040,000	2,666,400
8.125% 10/1/19	1,470,000	1,330,350
L Brands, Inc. 6.875% 11/1/35 (a)	1,490,000	1,530,975
Sally Holdings LLC 5.625% 12/1/25	1,185,000	1,196,850

TOTAL SUPER RETAIL		22,366,238

Technology - 5.0%
ADT Corp. 4.125% 6/15/23	1,305,000	1,220,175
Blue Coat Systems, Inc. 8.375% 6/1/23 (a)	3,500,000	3,517,500
Brocade Communications Systems, Inc. 4.625% 1/15/23	3,030,000	2,878,500
Emdeon, Inc. 6% 2/15/21 (a)	570,000	530,100
Italics Merger Sub, Inc. 7.125% 7/15/23 (a)	2,530,000	2,289,650
Lucent Technologies, Inc.:
6.45% 3/15/29	18,655,000	18,888,170
6.5% 1/15/28	3,265,000	3,281,325
Micron Technology, Inc.:
5.25% 8/1/23 (a)	3,295,000	2,957,263
5.25% 1/15/24 (a)	2,030,000	1,786,400
5.5% 2/1/25	425,000	369,750
5.625% 1/15/26 (a)	5,330,000	4,610,450
5.875% 2/15/22	555,000	539,738
Qorvo, Inc.:
6.75% 12/1/23 (a)	2,370,000	2,417,400
7% 12/1/25 (a)	2,370,000	2,441,100
Rackspace Hosting, Inc. 6.5% 1/15/24 (a)	1,175,000	1,133,875
Sensata Technologies BV 5% 10/1/25 (a)	2,140,000	2,091,850
Sensata Technologies UK Financing Co. PLC 6.25% 2/15/26 (a)	2,080,000	2,163,200

TOTAL TECHNOLOGY		53,116,446

Telecommunications - 12.2%
Altice Financing SA:
6.5% 1/15/22 (a)	685,000	678,150
6.625% 2/15/23 (a)	2,595,000	2,562,563
Altice Finco SA:
7.625% 2/15/25 (a)	5,555,000	5,138,375
9.875% 12/15/20 (a)	5,890,000	6,272,850
Altice SA:
7.625% 2/15/25 (a)	4,110,000	3,544,875
7.75% 5/15/22 (a)	13,210,000	11,922,025
Columbus International, Inc. 7.375% 3/30/21 (a)	12,640,000	12,513,600
Digicel Group Ltd.:
6% 4/15/21 (a)	9,955,000	8,387,088
7% 2/15/20 (a)	295,000	268,450
7.125% 4/1/22 (a)	5,405,000	4,053,750
8.25% 9/30/20 (a)	7,465,000	6,158,625
DigitalGlobe, Inc. 5.25% 2/1/21 (a)	8,905,000	7,480,200
FairPoint Communications, Inc. 8.75% 8/15/19 (a)	2,020,000	1,989,700
Intelsat Jackson Holdings SA 5.5% 8/1/23	3,405,000	2,672,925
Intelsat Luxembourg SA 7.75% 6/1/21	2,565,000	1,199,138
MetroPCS Wireless, Inc. 6.625% 11/15/20	2,025,000	2,104,967
Millicom International Cellular SA 6% 3/15/25 (a)	5,450,000	4,632,500
Neptune Finco Corp.:
6.625% 10/15/25 (a)	1,160,000	1,206,400
10.125% 1/15/23 (a)	2,200,000	2,293,500
10.875% 10/15/25 (a)	4,200,000	4,399,500
Numericable Group SA:
4.875% 5/15/19 (a)	1,970,000	1,952,763
6% 5/15/22 (a)	4,540,000	4,403,800
Sable International Finance Ltd. 6.875% 8/1/22 (a)	4,800,000	4,632,000
Sprint Capital Corp.:
6.875% 11/15/28	13,020,000	9,081,450
8.75% 3/15/32	7,420,000	5,565,000
Sprint Corp.:
7.25% 9/15/21	4,835,000	3,648,975
7.625% 2/15/25	5,110,000	3,730,300
7.875% 9/15/23	2,370,000	1,779,870
T-Mobile U.S.A., Inc.:
6.5% 1/15/26	2,025,000	2,044,217
6.625% 4/1/23	2,890,000	2,947,800
Wind Acquisition Finance SA 4.75% 7/15/20 (a)	1,880,000	1,861,200

TOTAL TELECOMMUNICATIONS		131,126,556

Transportation Ex Air/Rail - 1.3%
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S., Inc. 8.125% 11/15/21 (a)	5,930,000	5,173,925
Navios Maritime Holdings, Inc.:
7.375% 1/15/22 (a)	10,285,000	5,142,500
8.125% 2/15/19	3,195,000	1,373,850
Navios South American Logistics, Inc./Navios Logistics Finance U.S., Inc. 7.25% 5/1/22 (a)	1,575,000	1,031,625
Teekay Corp. 8.5% 1/15/20 (a)	1,350,000	911,250

TOTAL TRANSPORTATION EX AIR/RAIL		13,633,150

Utilities - 5.5%
Calpine Corp.:
5.375% 1/15/23	3,160,000	2,836,100
5.75% 1/15/25	1,580,000	1,398,300
Dolphin Subsidiary II, Inc. 7.25% 10/15/21	9,560,000	9,082,000
Dynegy, Inc.:
6.75% 11/1/19	5,425,000	5,099,500
7.375% 11/1/22	8,420,000	7,325,400
7.625% 11/1/24	12,210,000	10,437,108
Global Partners LP/GLP Finance Corp.:
6.25% 7/15/22	485,000	388,000
7% 6/15/23	2,605,000	2,136,100
NRG Energy, Inc. 6.25% 7/15/22	2,310,000	1,968,120
NSG Holdings II, LLC 7.75% 12/15/25 (a)	12,144,168	13,115,701
PPL Energy Supply LLC 6.5% 6/1/25 (a)	1,105,000	729,300
RJS Power Holdings LLC 5.125% 7/15/19 (a)	6,165,000	4,623,750

TOTAL UTILITIES		59,139,379

TOTAL NONCONVERTIBLE BONDS
(Cost $914,472,202)		801,373,405

Commercial Mortgage Securities - 0.0%
LB Multi-family Mortgage Trust Series 1991-4 Class A1, 7.125% 4/25/21 (b)
(Cost $0)	721	717
	Shares	Value

Common Stocks - 0.0%
Telecommunications - 0.0%
CUI Acquisition Corp. Class E, (c)
(Cost $1,172,901)	1	136,007
	Principal Amount	Value

Bank Loan Obligations - 9.5%
Aerospace - 0.2%
TransDigm, Inc. Tranche D, term loan 3.75% 6/4/21 (b)	1,743,450	1,695,505
Broadcasting - 0.4%
Clear Channel Communications, Inc. Tranche D, term loan 7.1739% 1/30/19 (b)	6,645,000	4,637,280
Building Materials - 1.0%
Beacon Roofing Supply, Inc. Tranche B, term loan 4% 10/1/22 (b)	3,241,875	3,213,509
GYP Holdings III Corp.:
Tranche 1LN, term loan 4.75% 4/1/21 (b)	4,206,692	4,003,383
Tranche 2LN, term loan 7.75% 4/1/22 (b)	625,000	571,875
LBM Borrower LLC Tranche B 1LN, term loan 6.25% 8/20/22 (b)	3,336,638	3,161,464

TOTAL BUILDING MATERIALS		10,950,231

Cable/Satellite TV - 0.9%
CSC Holdings LLC Tranche B, term loan 5% 10/9/22 (b)	3,435,000	3,425,348
Numericable LLC:
Tranche B 1LN, term loan 4.5% 5/8/20 (b)	1,326,981	1,275,229
Tranche B 2LN, term loan 4.5% 5/8/20 (b)	1,148,019	1,103,246
Tranche B 6LN, term loan 4.75% 2/10/23 (b)	4,255,000	4,080,247

TOTAL CABLE/SATELLITE TV		9,884,070

Containers - 0.4%
Signode Packaging Systems, Inc. Tranche B, term loan 3.75% 5/1/21 (b)	4,371,481	4,207,551
Diversified Financial Services - 0.3%
IBC Capital U.S. LLC:
Tranche 2LN, term loan 8% 9/11/22 (b)	1,575,000	1,346,625
Tranche B 1LN, term loan 4.75% 9/11/21 (b)	397,000	357,300
TransUnion LLC Tranche B 2LN, term loan 3.5% 4/9/21 (b)	1,567,565	1,519,880

TOTAL DIVERSIFIED FINANCIAL SERVICES		3,223,805

Energy - 0.4%
Chief Exploration & Development, LLC. Tranche 2LN, term loan 7.5% 5/16/21 (b)	3,865,000	2,576,680
Crestwood Holdings Partners LLC Tranche B, term loan 7% 6/19/19 (b)	2,450,896	1,552,226

TOTAL ENERGY		4,128,906

Food/Beverage/Tobacco - 0.2%
JBS U.S.A. LLC Tranche B, term loan 4% 10/30/22 (b)	2,560,000	2,550,400
Gaming - 0.6%
Caesars Growth Properties Holdings, LLC Tranche 1LN, term loan 6.25% 5/8/21 (b)	2,735,687	2,393,727
Eldorado Resorts, Inc. Tranche B, term loan 4.25% 7/23/22 (b)	238,800	236,412
Scientific Games Corp. Tranche B 2LN, term loan 6% 10/1/21 (b)	3,687,750	3,350,579

TOTAL GAMING		5,980,718

Healthcare - 0.6%
Jaguar Holding Co. II / Pharmaceutical Product Development LLC Tranche B, term loan 4.25% 8/18/22 (b)	1,258,675	1,220,915
Valeant Pharmaceuticals International, Inc.:
Tranche A 3LN, term loan 10/20/18 (d)	2,470,000	2,377,375
Tranche BD 2LN, term loan 3.5% 2/13/19 (b)	2,395,000	2,305,188

TOTAL HEALTHCARE		5,903,478

Leisure - 0.0%
24 Hour Fitness Worldwide, Inc. Tranche B, term loan 4.75% 5/30/21 (b)	320,125	298,116
Publishing/Printing - 0.3%
Springer Science+Business Media Deutschland GmbH Tranche B 9LN, term loan 4.75% 8/14/20 (b)	3,639,632	3,479,488
Services - 1.2%
Brand Energy & Infrastructure Services, Inc. Tranche B, term loan 4.75% 11/26/20 (b)	4,429,600	4,176,271
Cactus Wellhead LLC Tranche B, term loan 7% 7/31/20 (b)	1,065,994	756,856
Garda World Security Corp.:
term loan 4.0038% 11/8/20 (b)	1,574,648	1,498,546
Tranche DD, term loan 4.0032% 11/8/20 (b)	597,480	568,603
Laureate Education, Inc. Tranche B, term loan 5% 6/16/18 (b)	4,836,795	3,990,356
Lineage Logistics Holdings, LLC. Tranche B, term loan 4.5% 4/7/21 (b)	2,658,785	2,392,906

TOTAL SERVICES		13,383,538

Super Retail - 0.5%
JC Penney Corp., Inc. Tranche B, term loan 6% 5/22/18 (b)	5,920,848	5,806,871
Technology - 1.2%
Blue Coat Systems, Inc. Tranche B, term loan 4.5% 5/22/22 (b)	2,725,000	2,627,363
Epicor Software Corp. Tranche B, term loan 4.75% 6/1/22 (b)	2,099,724	2,044,985
Kronos, Inc. Tranche 2LN, term loan 9.75% 4/30/20 (b)	1,915,000	1,899,048
Lux FinCo U.S. SPV:
Tranche 2LN, term loan 9.5% 10/16/23 (b)	730,000	713,575
Tranche B 1LN, term loan 5% 10/16/22 (b)	1,180,000	1,147,550
Transfirst, Inc.:
Tranche 2LN, term loan 9% 11/12/22 (b)	1,045,000	1,020,181
Tranche B 1LN, term loan 4.75% 11/12/21 (b)	1,042,374	1,032,138
TTM Technologies, Inc. Tranche B 1LN, term loan 6% 5/31/21 (b)	2,090,000	1,886,225

TOTAL TECHNOLOGY		12,371,065

Telecommunications - 0.5%
GTT Communications, Inc. Tranche B, term loan 6.25% 10/22/22 (b)	1,880,000	1,861,200
LTS Buyer LLC Tranche B 1LN, term loan 4% 4/11/20 (b)	3,387,628	3,291,080

TOTAL TELECOMMUNICATIONS		5,152,280

Utilities - 0.8%
Calpine Corp. Tranche B 6LN, term loan 4% 1/1/23 (b)	2,530,000	2,416,150
Exgen Texas Power LLC Tranche B, term loan 5.75% 9/18/21 (b)	799,797	565,192
Moxie Patriot LLC Tranche B, term loan 6.75% 12/19/20 (b)	5,650,000	5,169,750

TOTAL UTILITIES		8,151,092

TOTAL BANK LOAN OBLIGATIONS
(Cost $110,258,425)		101,804,394

Preferred Securities - 8.4%
Banks & Thrifts - 6.5%
BAC Capital Trust XIV 4% (b)(e)	1,165,000	862,611
Bank of America Corp.:
6.1% (b)(e)	4,370,000	4,507,715
6.25% (b)(e)	1,550,000	1,585,280
Barclays Bank PLC 7.625% 11/21/22	15,315,000	17,571,491
Barclays PLC:
6.625% (b)(e)	6,035,000	5,981,555
8.25% (b)(e)	2,900,000	3,098,807
BNP Paribas SA 7.375% (a)(b)(e)	2,955,000	3,112,516
Credit Agricole SA 6.625% (a)(b)(e)	12,405,000	12,214,435
Deutsche Bank AG 7.5% (b)(e)	3,800,000	3,897,082
Goldman Sachs Group, Inc. 5.375% (b)(e)	3,045,000	3,049,350
JPMorgan Chase & Co.:
5.3% (b)(e)	3,040,000	3,055,601
6% (b)(e)	2,890,000	2,958,059
6.1% (b)(e)	1,680,000	1,714,328
Royal Bank of Scotland Group PLC:
7.5% (b)(e)	1,770,000	1,843,742
8% (b)(e)	885,000	936,277
Societe Generale 8% (a)(b)(e)	2,910,000	3,025,604

TOTAL BANKS & THRIFTS		69,414,453

Diversified Financial Services - 1.9%
American Express Co. 4.9% (b)(e)	4,290,000	4,137,870
Citigroup, Inc.:
5.875% (b)(e)	4,065,000	4,097,498
5.95% (b)(e)	1,775,000	1,810,220
6.125% (b)(e)	4,250,000	4,370,046
6.3% (b)(e)	6,770,000	6,655,821

TOTAL DIVERSIFIED FINANCIAL SERVICES		21,071,455

TOTAL PREFERRED SECURITIES
(Cost $88,153,178)		90,485,908
	Shares	Value

Money Market Funds - 6.1%
Fidelity Cash Central Fund, 0.33% (f)
(Cost $65,335,681)	65,335,681	65,335,681
TOTAL INVESTMENT PORTFOLIO - 98.9%
(Cost $1,179,392,387)		1,059,136,112
NET OTHER ASSETS (LIABILITIES) - 1.1%		11,332,768
NET ASSETS - 100%		$1,070,468,880

Legend

 (a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $471,350,513 or 44.0% of net assets.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (c) Non-income producing

 (d) The coupon rate will be determined upon settlement of the loan after period end.

 (e) Security is perpetual in nature with no stated maturity date.

 (f) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements , which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$66,141

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Telecommunication Services	$136,007	$--	$--	$136,007
Corporate Bonds	801,373,405	--	801,373,405	--
Commercial Mortgage Securities	717	--	717	--
Bank Loan Obligations	101,804,394	--	101,804,394	--
Preferred Securities	90,485,908	--	90,485,908	--
Money Market Funds	65,335,681	65,335,681	--	--
Total Investments in Securities:	$1,059,136,112	$65,335,681	$993,664,424	$136,007

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	72.5%
Luxembourg	6.1%
Canada	4.1%
United Kingdom	3.0%
Austria	2.7%
Bermuda	2.6%
France	2.3%
Cayman Islands	1.7%
Marshall Islands	1.3%
Barbados	1.2%
Others (Individually Less Than 1%)	2.5%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		December 31, 2015
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $1,114,056,706)	$993,800,431
Fidelity Central Funds (cost $65,335,681)	65,335,681
Total Investments (cost $1,179,392,387)		$1,059,136,112
Cash		12,831
Receivable for investments sold		256,628
Receivable for fund shares sold		358,200
Interest receivable		16,725,145
Distributions receivable from Fidelity Central Funds		9,965
Prepaid expenses		2,519
Total assets		1,076,501,400
Liabilities
Payable for investments purchased	$3,799,893
Payable for fund shares redeemed	1,479,746
Accrued management fee	516,229
Distribution and service plan fees payable	42,787
Other affiliated payables	107,286
Other payables and accrued expenses	86,579
Total liabilities		6,032,520
Net Assets		$1,070,468,880
Net Assets consist of:
Paid in capital		$1,254,526,592
Undistributed net investment income		3,178,165
Accumulated undistributed net realized gain (loss) on investments		(66,979,602)
Net unrealized appreciation (depreciation) on investments		(120,256,275)
Net Assets		$1,070,468,880
Initial Class:
Net Asset Value, offering price and redemption price per share ($437,798,002 ÷ 88,370,310 shares)		$4.95
Service Class:
Net Asset Value, offering price and redemption price per share ($73,313,444 ÷ 14,896,190 shares)		$4.92
Service Class 2:
Net Asset Value, offering price and redemption price per share ($160,638,530 ÷ 33,449,980 shares)		$4.80
Investor Class:
Net Asset Value, offering price and redemption price per share ($398,718,904 ÷ 80,817,060 shares)		$4.93

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2015
Investment Income
Dividends		$4,078,633
Interest		79,260,273
Income from Fidelity Central Funds		66,141
Total income		83,405,047
Expenses
Management fee	$7,079,260
Transfer agent fees	1,019,689
Distribution and service plan fees	618,655
Accounting fees and expenses	437,267
Custodian fees and expenses	21,244
Independent trustees' compensation	5,640
Audit	82,579
Legal	21,979
Interest	1,298
Miscellaneous	9,507
Total expenses before reductions	9,297,118
Expense reductions	(4,382)	9,292,736
Net investment income (loss)		74,112,311
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers		(34,846,782)
Change in net unrealized appreciation (depreciation) on investment securities		(75,703,629)
Net gain (loss)		(110,550,411)
Net increase (decrease) in net assets resulting from operations		$(36,438,100)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2015	Year ended December 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$74,112,311	$77,237,671
Net realized gain (loss)	(34,846,782)	26,641,946
Change in net unrealized appreciation (depreciation)	(75,703,629)	(83,607,302)
Net increase (decrease) in net assets resulting from operations	(36,438,100)	20,272,315
Distributions to shareholders from net investment income	(74,758,068)	(74,195,346)
Distributions to shareholders from tax return of capital	(1,702,445)	–
Total distributions	(76,460,513)	(74,195,346)
Share transactions - net increase (decrease)	(71,055,257)	(220,277,326)
Redemption fees	4,877	238,344
Total increase (decrease) in net assets	(183,948,993)	(273,962,013)
Net Assets
Beginning of period	1,254,417,873	1,528,379,886
End of period (including undistributed net investment income of $3,178,165 and undistributed net investment income of $4,148,414, respectively)	$1,070,468,880	$1,254,417,873

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP High Income Portfolio Initial Class

Years ended December 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$5.52	$5.80	$5.81	$5.39	$5.57
Income from Investment Operations
Net investment income (loss)A	.333	.317	.330	.361	.391
Net realized and unrealized gain (loss)	(.531)	(.251)	.014	.405	(.171)
Total from investment operations	(.198)	.066	.344	.766	.220
Distributions from net investment income	(.364)	(.347)	(.354)	(.346)	(.400)
Tax return of capital	(.008)	–	–	–	–
Total distributions	(.372)	(.347)	(.354)	(.346)	(.400)
Redemption fees added to paid in capitalA	–B	.001	–B	–B	–B
Net asset value, end of period	$4.95	$5.52	$5.80	$5.81	$5.39
Total ReturnC,D	(3.63)%	1.16%	5.95%	14.23%	4.03%
Ratios to Average Net AssetsE,F
Expenses before reductions	.68%	.68%	.68%	.68%	.69%
Expenses net of fee waivers, if any	.68%	.68%	.68%	.68%	.69%
Expenses net of all reductions	.68%	.68%	.68%	.68%	.69%
Net investment income (loss)	5.94%	5.31%	5.55%	6.22%	6.85%
Supplemental Data
Net assets, end of period (000 omitted)	$437,798	$493,390	$587,376	$606,506	$561,514
Portfolio turnover rateG	69%	79%	85%	55%	79%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP High Income Portfolio Service Class

Years ended December 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$5.49	$5.77	$5.78	$5.36	$5.54
Income from Investment Operations
Net investment income (loss)A	.324	.309	.323	.353	.384
Net realized and unrealized gain (loss)	(.528)	(.248)	.015	.407	(.171)
Total from investment operations	(.204)	.061	.338	.760	.213
Distributions from net investment income	(.358)	(.342)	(.348)	(.340)	(.393)
Tax return of capital	(.008)	–	–	–	–
Total distributions	(.366)	(.342)	(.348)	(.340)	(.393)
Redemption fees added to paid in capitalA	–B	.001	–B	–B	–B
Net asset value, end of period	$4.92	$5.49	$5.77	$5.78	$5.36
Total ReturnC,D	(3.76)%	1.07%	5.87%	14.20%	3.93%
Ratios to Average Net AssetsE,F
Expenses before reductions	.78%	.78%	.78%	.78%	.79%
Expenses net of fee waivers, if any	.78%	.78%	.77%	.78%	.79%
Expenses net of all reductions	.77%	.78%	.77%	.78%	.79%
Net investment income (loss)	5.84%	5.22%	5.46%	6.13%	6.75%
Supplemental Data
Net assets, end of period (000 omitted)	$73,313	$59,961	$68,982	$77,397	$91,573
Portfolio turnover rateG	69%	79%	85%	55%	79%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP High Income Portfolio Service Class 2

Years ended December 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$5.36	$5.64	$5.66	$5.26	$5.45
Income from Investment Operations
Net investment income (loss)A	.309	.294	.307	.338	.368
Net realized and unrealized gain (loss)	(.514)	(.244)	.014	.396	(.170)
Total from investment operations	(.205)	.050	.321	.734	.198
Distributions from net investment income	(.347)	(.331)	(.341)	(.334)	(.388)
Tax return of capital	(.008)	–	–	–	–
Total distributions	(.355)	(.331)	(.341)	(.334)	(.388)
Redemption fees added to paid in capitalA	–B	.001	–B	–B	–B
Net asset value, end of period	$4.80	$5.36	$5.64	$5.66	$5.26
Total ReturnC,D	(3.87)%	.90%	5.70%	13.97%	3.72%
Ratios to Average Net AssetsE,F
Expenses before reductions	.93%	.93%	.93%	.93%	.94%
Expenses net of fee waivers, if any	.93%	.93%	.92%	.93%	.94%
Expenses net of all reductions	.93%	.93%	.92%	.93%	.94%
Net investment income (loss)	5.68%	5.06%	5.31%	5.98%	6.60%
Supplemental Data
Net assets, end of period (000 omitted)	$160,639	$190,873	$280,444	$281,065	$220,333
Portfolio turnover rateG	69%	79%	85%	55%	79%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP High Income Portfolio Investor Class

Years ended December 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$5.50	$5.78	$5.79	$5.37	$5.56
Income from Investment Operations
Net investment income (loss)A	.329	.314	.327	.358	.388
Net realized and unrealized gain (loss)	(.529)	(.250)	.016	.407	(.180)
Total from investment operations	(.200)	.064	.343	.765	.208
Distributions from net investment income	(.362)	(.345)	(.353)	(.345)	(.398)
Tax return of capital	(.008)	–	–	–	–
Total distributions	(.370)	(.345)	(.353)	(.345)	(.398)
Redemption fees added to paid in capitalA	–B	.001	–B	–B	–B
Net asset value, end of period	$4.93	$5.50	$5.78	$5.79	$5.37
Total ReturnC,D	(3.68)%	1.12%	5.95%	14.26%	3.82%
Ratios to Average Net AssetsE,F
Expenses before reductions	.71%	.71%	.71%	.71%	.72%
Expenses net of fee waivers, if any	.71%	.71%	.71%	.71%	.72%
Expenses net of all reductions	.71%	.71%	.71%	.71%	.72%
Net investment income (loss)	5.90%	5.28%	5.52%	6.20%	6.82%
Supplemental Data
Net assets, end of period (000 omitted)	$398,719	$448,590	$499,630	$438,772	$284,370
Portfolio turnover rateG	69%	79%	85%	55%	79%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2015

1. Organization.

VIP High Income Portfolio (the Fund) is a fund of Variable Insurance Products Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares, and Investor Class shares (formerly Investor Class R). The Fund offered Initial Class R shares, Service Class R shares and Service Class 2R shares during the period April 14, 2004 through April 30, 2015, and all outstanding shares were converted to Initial Class shares, Service Class shares and Service Class 2 shares, respectively, by April 30, 2015. All classes have equal rights and voting privileges, except for matters affecting a single class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank loan obligations and preferred securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Commercial mortgage securities are valued by pricing vendors who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds , including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2015, is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

For the period ended December 31, 2015, the Fund's distributions exceeded the aggregate amount of taxable income resulting in a return of capital for tax purposes. This was due to reductions in taxable income available for distribution after certain distributions had been made.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$10,082,443
Gross unrealized depreciation	(127,196,813)
Net unrealized appreciation (depreciation) on securities	$(117,114,370)
Tax Cost	$1,176,250,482

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$(66,942,874)
Net unrealized appreciation (depreciation) on securities and other investments	$(117,114,370)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2017	$(32,444,142)
No expiration
Short-term	(18,773,155)
Long-term	(15,725,577)
Total no expiration	(34,498,732)
Total capital loss carryforward	$(66,942,874)

The tax character of distributions paid was as follows:

	December 31, 2015	December 31, 2014
Ordinary Income	$74,758,068	$ 74,195,346
Tax Return of Capital	1,702,445	–
Total	$76,460,513	$74,195,346

Trading (Redemption) Fees. Initial Class R shares, Service Class R shares and Service Class 2R shares held by investors less than 60 days may have been subject to a redemption fee equal to 1% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital. These redemption fees were eliminated effective April 30, 2015.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund invests in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate the Fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment or participation. The Fund did not have any unfunded loan commitments, which are contractual obligations for future funding, at period end.

4. Purchases and Sales of Investments.

Purchases and sales of securities , other than short-term securities, aggregated $829,033,166 and $908,278,742, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .11% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' and Service Class R's average net assets and .25% of Service Class 2's and Service Class 2R's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services, were as follows:

Service Class	$80,403
Service Class 2	515,822
Service Class R(a)	17,321
Service Class 2R(a)	5,109
$618,655

 (a) For the period January 1, 2015 through April 30, 2015.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of Investor Class) pays a fee for transfer agent services, typesetting, printing and mailing of shareholder reports, excluding mailing of proxy statements and out of pocket expenses, equal to an annual rate of .07%( .10% for Investor Class) of class-level average net assets For the period, transfer agent fees for each class, including out of pocket expenses, were as follows:

Initial Class	$337,585
Service Class	54,957
Service Class 2	141,204
Initial Class R(a)	6,149
Service Class R(a)	11,802
Service Class 2R(a)	1,405
Investor Class	466,587
$1,019,689

 (a) For the period January 1, 2015 through April 30, 2015.

Accounting Fees. Fidelity Service Company, Inc. (FSC),an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company (FMR) or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$18,876,429.35%		$1,298

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,867 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $159 for the period.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $1,258.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $2,965

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2015(a)	2014
From net investment income
Initial Class	$30,271,360	$29,255,694
Service Class	5,021,552	3,521,861
Service Class 2	11,158,618	11,242,067
Initial Class R	66,398	1,585,629
Service Class R	141,656	1,765,321
Service Class 2R	16,973	249,560
Investor Class	28,081,511	26,575,214
Total	$74,758,068	$74,195,346
Tax Return of Capital
Initial Class	$689,361	$–
Service Class	114,354	–
Service Class 2	254,112	–
Initial Class R	1,512	–
Service Class R	3,226	–
Service Class 2R	387	–
Investor Class	639,493	–
Total	$1,702,445	$–

 (a) All Initial Class R shares, Service Class R shares and Service Class 2R shares were converted by April 30, 2015.

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Shares	Dollars	Dollars
Years ended December 31,	2015(a)	2014	2015(a)	2014
Initial Class
Shares sold	13,536,727	9,094,930	$76,672,620	$54,239,073
Reinvestment of distributions	6,201,148	5,299,945	30,960,721	29,255,694
Shares redeemed	(20,735,059)	(26,215,974)	(116,078,980)	(156,663,331)
Net increase (decrease)	(997,184)	(11,821,099)	$(8,445,639)	$(73,168,564)
Service Class
Shares sold	12,073,949	385,847	$68,857,945	$2,292,406
Reinvestment of distributions	1,036,172	641,505	5,135,906	3,521,861
Shares redeemed	(9,143,701)	(2,050,763)	(51,198,724)	(12,143,098)
Net increase (decrease)	3,966,420	(1,023,411)	$22,795,127	$(6,328,831)
Service Class 2
Shares sold	36,910,424	16,938,078	$200,274,021	$98,040,423
Reinvestment of distributions	2,353,211	2,097,400	11,412,730	11,242,067
Shares redeemed	(41,437,258)	(33,119,167)	(225,020,406)	(191,595,066)
Net increase (decrease)	(2,173,623)	(14,083,689)	$(13,333,655)	$(82,312,576)
Initial Class R
Shares sold	193,583	507,196	$1,076,984	$2,996,303
Reinvestment of distributions	12,170	288,296	67,910	1,585,629
Shares redeemed	(5,091,711)	(1,022,351)	(29,179,152)	(6,072,719)
Net increase (decrease)	(4,885,958)	(226,859)	$(28,034,258)	$(1,490,787)
Service Class R
Shares sold	5,079,109	952,139	$27,805,540	$5,607,562
Reinvestment of distributions	26,152	323,319	144,882	1,765,321
Shares redeemed	(10,664,423)	(5,832,878)	(60,715,382)	(34,383,906)
Net increase (decrease)	(5,559,162)	(4,557,420)	$(32,764,960)	$(27,011,023)
Service Class 2R
Shares sold	614,607	4,876,418	$3,317,430	$28,466,468
Reinvestment of distributions	3,185	46,473	17,360	249,560
Shares redeemed	(1,439,867)	(4,871,827)	(8,022,465)	(27,480,999)
Net increase (decrease)	(822,075)	51,064	$(4,687,675)	$1,235,029
Investor Class
Shares sold	13,320,286	19,054,752	$74,226,245	$113,203,749
Reinvestment of distributions	5,775,386	4,831,857	28,721,004	26,575,214
Shares redeemed	(19,855,536)	(28,708,283)	(109,531,446)	(170,979,537)
Net increase (decrease)	(759,864)	(4,821,674)	$(6,584,197)	$(31,200,574)

 (a) All Initial Class R shares, Service Class R shares and Service Class 2R shares were converted by April 30, 2015.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 44% of the total outstanding shares of the Fund and one otherwise unaffiliated shareholder was the owner of record of 14% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund and Shareholders of VIP High Income Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of VIP High Income Portfolio (a fund of Variable Insurance Products Fund) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the VIP High Income Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 19, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as Chairman (2014-present) and a member (2010-present) of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes) and a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present) and a non-executive Chairman of Health Equity, Inc. (health savings custodian, 2015-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2001

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2015-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2008

Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Thomas C. Hense (1964)

Year of Election or Appointment: 2008, 2010, or 2015

Vice President

Mr. Hense serves as Vice President of Fidelity Advisor® Multi-Asset Income Fund (2015) and other funds (High Income (2008), Small Cap (2008), and Value (2010) funds), and is an employee of Fidelity Investments (1993-present). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2008

President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present).

Linda J. Wondrack (1964)

Year of Election or Appointment: 2014

Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), FIAM LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Chief Compliance Officer of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2012-2016); Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)

Year of Election or Appointment: 2011

Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2015 to December 31, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period-B July 1, 2015 to December 31, 2015
Initial Class	.67%
Actual		$1,000.00	$926.10	$3.25
Hypothetical-C		$1,000.00	$1,021.83	$3.41
Service Class	.77%
Actual		$1,000.00	$926.30	$3.74
Hypothetical-C		$1,000.00	$1,021.32	$3.92
Service Class 2.92%
Actual		$1,000.00	$926.10	$4.47
Hypothetical-C		$1,000.00	$1,020.57	$4.69
Investor Class	.70%
Actual		$1,000.00	$927.10	$3.40
Hypothetical-C		$1,000.00	$1,021.68	$3.57

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Board Approval of Investment Advisory Contracts and Management Fees

VIP High Income Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2015 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; and (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds and diversified international funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching active fixed-income exchange-traded funds; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and information security and to increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (x) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (xi) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xii) implementing changes to Fidelity's money market product line in response to recent money market regulatory reforms.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

VIP High Income Portfolio

2014 Total Return % vs. Lipper VIP High Current Yield Funds and BofA ML US HY Const:

14.5
12.5
10.5
8.5
6.5
4.5
2.5
0.5
2.5
1.2
0.9
2.7
0.6
1 Year
34
32
30
28
26
24
22
20
27.2
22.5
21.6
27.5
22.1
3 Year
56
54
52
50
48
46
44
42
52.8
45.2
43.3
51.2
44.9
5 Year
75% beaten
Initial Class R
Benchmark
Service Class 2
25% beaten

% Beaten			
Initial Class	47%	31%	27%
Initial Class R	49%	31%	28%
Service Class	44%	28%	23%
Service Class R	42%	25%	22%
Service Class 2	40%	20%	16%
Service Class 2 R	40%	21%	18%
Investor Class	45%	31%	26%

The Board noted that, on April 30, 2015 (after the periods shown in the chart above), FMR converted assets in Initial Class R, Service Class R, and Service Class 2 R into the corresponding non-redemption fee class.

The Board has discussed with FMR the fund's underperformance (based on the December 31, 2014 data presented herein) and has engaged with FMR to consider what steps might be taken to remediate the fund's underperformance. The Board noted that the fund's performance has improved since the period shown.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

VIP High Income Portfolio

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and other Fidelity fund boards to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Initial Class, Investor Class, and Service Class ranked below its competitive median for 2014 and the total expense ratio of Service Class 2 ranked above its competitive median for 2014. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Service Class 2 was above the competitive median primarily because of higher 12b-1 fees for Service Class 2 as compared to most competitor funds. The Board noted that the fund offers multiple classes, each of which has a different 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although Service Class 2 was above the median of the universe presented for comparison, the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins, with particular focus on certain funds with negative margins; (vi) the realization of fall-out benefits in certain Fidelity business units; (vii) economies of scale and the way in which they are shared with fund shareholders;(viii) Fidelity's group fee structures, including the group fee schedule of breakpoints;(ix) the impact of cost containment measures on the funds; and (x) the transfer agent fee structure.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

VIPHI-ANN-0216
1.540029.118

Fidelity® Variable Insurance Products: Equity-Income Portfolio Annual Report December 31, 2015

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity® Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2015	Past 1 year	Past 5 years	Past 10 years
Initial Class	(4.08)%	9.65%	5.22%
Service Class	(4.17)%	9.53%	5.11%
Service Class 2	(4.32)%	9.36%	4.96%
Investor Class	(4.18)%	9.55%	5.12%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Equity-Income Portfolio℠ - Initial Class on December 31, 2005.

The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Value Index performed over the same period.

Period Ending Values
$ 16,629	VIP Equity-Income Portfolio℠ - Initial Class
$ 18,091	Russell 3000® Value Index

Management's Discussion of Fund Performance

Market Recap:  U.S. stocks gained modestly in 2015, rebounding from a steep decline in August and September over worries about China’s slowing economic growth. The S&P 500® index rose 1.38% for the period, its lowest calendar-year return since 2008. After the late-summer rout, stocks sharply reversed course in October, lifted by the Federal Reserve’s decision to put off raising near-term interest rates until mid-December. Investors also were encouraged by an interest-rate cut in China and economic stimulus in Europe. Overall, growth stocks fared much better than their value counterparts, as investors sought growth in a subpar economic environment. This helped lift the technology-heavy Nasdaq Composite Index® 6.96% for the year. Sector performance in the broader market was split, with five of 10 sectors in the S&P 500® gaining ground and five retreating. Consumer discretionary (+10%) led the way, benefiting from rising personal income and low inflation. Health care (+7%), consumer staples (+7%) and information technology (+6%) also outpaced the broad market amid strong fundamentals. Conversely, the energy sector (-21%) was by far the worst performer, stung by deflated commodity prices that also hit materials (-8%). The defensive, but rate-sensitive utilities sector (-5%) lost ground on the cusp of Fed tightening, while industrials (-3%) were dragged down with energy prices and a slower-growing China.

Comments from Portfolio Manager James Morrow:  For the year, the fund’s share classes struggled to mid-single-digit declines, roughly in line with the –4.13% return of the benchmark Russell 3000® Value Index. The fund was hurt by poor stock picking in the materials sector, as well as a substantial underweighting in health care. A strong dollar also hurt the value of the fund's overseas investments. Conversely, underweighting the energy sector – by far the market’s biggest laggard – proved helpful, even as stock picking in the group hurt. Specifically, master limited partnership Williams Partners and its majority-owned energy transportation company Williams Companies were detractors. Both of these non-benchmark entities were hard hit by upheaval in the energy business. CONSOL Energy, a producer of coal and natural gas, also hampered results. Despite the multiple challenges in energy, the fund benefited from largely avoiding Exxon Mobil and not owning ConocoPhillips. On the positive side, security selection in consumer discretionary and consumer staples were positives, as was an underweighting in utilities. On an individual basis, General Electric, among the fund’s largest holdings and a notable overweighting, contributed meaningfully. The fund also was helped by a position in Chubb, a provider of property and casualty insurance.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of December 31, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
Johnson & Johnson	5.7	4.3
General Electric Co.(a)	4.2	3.9
Chevron Corp.	3.9	3.0
Procter & Gamble Co.	3.5	2.5
JPMorgan Chase & Co.(a)	3.4	4.5
United Parcel Service, Inc. Class B(a)	2.4	2.2
AT&T, Inc.	2.1	1.3
Cisco Systems, Inc.	2.0	1.8
Verizon Communications, Inc.	2.0	1.7
MetLife, Inc.	1.8	1.7
	31.0

 (a) Security or a portion of the security is pledged as collateral for call options written.

Top Five Market Sectors as of December 31, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
Financials	24.9	27.7
Industrials	12.1	11.4
Health Care	11.4	9.4
Information Technology	11.4	11.7
Energy	9.9	10.9

Asset Allocation (% of fund's net assets)

As of December 31, 2015*,**
Stocks	97.7%
Bonds	0.5%
Short-Term Investments and Net Other Assets (Liabilities)	1.7%
Other Investments	0.1%

 * Foreign investments - 9.0%

 ** Written options - (0.1)%

As of June 30, 2015*,**
Stocks	94.9%
Bonds	0.9%
Short-Term Investments and Net Other Assets (Liabilities)	4.2%

 * Foreign investments - 10.5%

 ** Written options - (0.1)%

Investments December 31, 2015

Showing Percentage of Net Assets

Common Stocks - 97.5%
		Shares	Value
CONSUMER DISCRETIONARY - 8.1%
Automobiles - 1.2%
Ford Motor Co.		752,100	$10,597,089
General Motors Co.		1,595,000	54,245,950
			64,843,039
Hotels, Restaurants & Leisure - 1.4%
Compass Group PLC		33,600	582,228
Dunkin' Brands Group, Inc. (a)		320,600	13,654,354
McDonald's Corp. (b)		330,400	39,033,456
Whitbread PLC		79,714	5,171,808
Yum! Brands, Inc. (b)		223,900	16,355,895
			74,797,741
Household Durables - 0.7%
M.D.C. Holdings, Inc.(a)		469,100	11,976,123
Tupperware Brands Corp.		386,700	21,519,855
			33,495,978
Leisure Products - 0.9%
Mattel, Inc. (a)		1,092,300	29,677,791
New Academy Holding Co. LLC unit (c)(d)(e)		127,200	18,840,864
			48,518,655
Media - 1.5%
Comcast Corp. Class A		1,240,543	70,003,841
Time Warner, Inc.		151,600	9,803,972
			79,807,813
Multiline Retail - 1.7%
Kohl's Corp.		242,175	11,534,795
Macy's, Inc.		462,300	16,171,254
Target Corp.		813,960	59,101,636
			86,807,685
Specialty Retail - 0.7%
Foot Locker, Inc.		252,200	16,415,698
GNC Holdings, Inc.		421,000	13,059,420
Stage Stores, Inc. (a)		724,300	6,598,373
			36,073,491

TOTAL CONSUMER DISCRETIONARY			424,344,402

CONSUMER STAPLES - 9.6%
Beverages - 1.8%
Anheuser-Busch InBev SA NV ADR		134,700	16,837,500
Molson Coors Brewing Co. Class B (b)		241,800	22,709,856
The Coca-Cola Co.		1,222,400	52,514,304
			92,061,660
Food & Staples Retailing - 2.9%
CVS Health Corp.		830,400	81,188,208
Tesco PLC		1,741,800	3,827,216
Wal-Mart Stores, Inc.		640,878	39,285,821
Walgreens Boots Alliance, Inc.		252,307	21,485,203
Whole Foods Market, Inc.		234,600	7,859,100
			153,645,548
Food Products - 1.2%
B&G Foods, Inc. Class A		337,813	11,830,211
Sanderson Farms, Inc. (a)		94,000	7,286,880
The Hershey Co. (b)		506,200	45,188,474
			64,305,565
Household Products - 3.5%
Procter & Gamble Co.		2,297,719	182,461,866
Personal Products - 0.2%
Avon Products, Inc. (a)		2,849,500	11,540,475

TOTAL CONSUMER STAPLES			504,015,114

ENERGY - 9.7%
Energy Equipment & Services - 0.4%
Ensco PLC Class A		609,876	9,385,992
National Oilwell Varco, Inc.		181,806	6,088,683
Oceaneering International, Inc.		165,400	6,205,808
			21,680,483
Oil, Gas & Consumable Fuels - 9.3%
Anadarko Petroleum Corp.		250,886	12,188,042
Apache Corp.		658,268	29,273,178
Avance Gas Holding Ltd. (a)		467,758	5,991,721
BW LPG Ltd. (a)		877,356	7,191,674
Cameco Corp. (a)		318,700	3,931,639
Chevron Corp.		2,244,780	201,940,409
CONSOL Energy, Inc. (a)		788,235	6,227,057
Foresight Energy LP (a)		654,880	2,311,726
Golar LNG Ltd.		173,200	2,734,828
Imperial Oil Ltd.		120,300	3,919,292
Kinder Morgan, Inc.		1,221,400	18,223,288
Legacy Reserves LP		1,295,801	2,267,652
MPLX LP		671,657	26,416,270
Noble Energy, Inc.		267,700	8,815,361
Suncor Energy, Inc.		2,025,500	52,287,967
The Williams Companies, Inc.		1,589,549	40,851,409
Williams Partners LP		2,170,256	60,441,630
			485,013,143

TOTAL ENERGY			506,693,626

FINANCIALS - 24.8%
Banks - 11.8%
Bank of America Corp.		4,092,400	68,875,092
Comerica, Inc.		658,648	27,551,246
First Niagara Financial Group, Inc.		1,910,414	20,727,992
FirstMerit Corp.		897,121	16,731,307
JPMorgan Chase & Co. (b)		2,695,264	177,968,282
KeyCorp		1,395,300	18,404,007
Lloyds Banking Group PLC		4,385,500	4,718,777
M&T Bank Corp.		633,391	76,754,321
Regions Financial Corp.		3,694,800	35,470,080
Standard Chartered PLC (United Kingdom)		1,290,092	10,720,749
SunTrust Banks, Inc.		949,700	40,685,148
U.S. Bancorp		1,208,138	51,551,248
Wells Fargo & Co. (b)		1,289,286	70,085,587
			620,243,836
Capital Markets - 5.3%
Apollo Global Management LLC Class A		88,900	1,349,502
Apollo Investment Corp. (a)		2,029,047	10,591,625
Ares Capital Corp.		841,995	11,998,429
Ares Management LP		351,466	4,544,455
KKR & Co. LP		4,721,121	73,602,276
Morgan Stanley		650,075	20,678,886
PJT Partners, Inc. (a)(d)		69,430	1,964,175
State Street Corp.		908,502	60,288,193
The Blackstone Group LP		2,950,826	86,282,152
TPG Specialty Lending, Inc.		273,600	4,437,792
			275,737,485
Consumer Finance - 0.4%
Synchrony Financial (d)		630,120	19,161,949
Insurance - 4.9%
ACE Ltd. (b)		268,011	31,317,085
MetLife, Inc.		1,972,970	95,116,884
Prudential Financial, Inc.		437,762	35,638,204
The Chubb Corp.		631,600	83,775,424
The Travelers Companies, Inc.		108,345	12,227,817
			258,075,414
Real Estate Investment Trusts - 2.3%
American Capital Agency Corp.		526,148	9,123,406
American Tower Corp.		29,500	2,860,025
Annaly Capital Management, Inc.		993,209	9,316,300
Coresite Realty Corp.		80,947	4,591,314
Cousins Properties, Inc.		917,700	8,653,911
Crown Castle International Corp.		194,400	16,805,880
Duke Realty LP		745,700	15,674,614
First Potomac Realty Trust		1,163,557	13,264,550
Piedmont Office Realty Trust, Inc. Class A		618,024	11,668,293
Public Storage		26,500	6,564,050
Retail Properties America, Inc.		406,232	6,000,047
Sabra Health Care REIT, Inc.		180,800	3,657,584
Two Harbors Investment Corp.		746,134	6,043,685
Ventas, Inc.		150,990	8,520,366
			122,744,025
Thrifts & Mortgage Finance - 0.1%
Radian Group, Inc.		586,308	7,850,664

TOTAL FINANCIALS			1,303,813,373

HEALTH CARE - 11.3%
Biotechnology - 1.4%
AbbVie, Inc.		391,800	23,210,232
Amgen, Inc.		146,471	23,776,637
Gilead Sciences, Inc.		274,300	27,756,417
			74,743,286
Health Care Equipment & Supplies - 1.9%
DENTSPLY International, Inc.		200,500	12,200,425
Medtronic PLC		962,152	74,008,732
St. Jude Medical, Inc.		185,246	11,442,645
			97,651,802
Pharmaceuticals - 8.0%
GlaxoSmithKline PLC		2,350,400	47,468,306
Johnson & Johnson		2,915,168	299,446,057
Merck & Co., Inc.		300,500	15,872,410
Pfizer, Inc.		599,812	19,361,931
Sanofi SA		182,756	15,574,790
Teva Pharmaceutical Industries Ltd. sponsored ADR		346,200	22,724,568
			420,448,062

TOTAL HEALTH CARE			592,843,150

INDUSTRIALS - 12.1%
Aerospace & Defense - 2.9%
General Dynamics Corp.		141,600	19,450,176
Raytheon Co.		182,100	22,676,913
The Boeing Co. (b)		298,800	43,203,492
United Technologies Corp.		669,371	64,306,472
			149,637,053
Air Freight & Logistics - 3.0%
C.H. Robinson Worldwide, Inc.		196,428	12,182,465
PostNL NV (d)		4,812,100	18,303,424
United Parcel Service, Inc. Class B (b)		1,329,637	127,950,969
			158,436,858
Airlines - 0.2%
Copa Holdings SA Class A		204,700	9,878,822
Commercial Services & Supplies - 0.5%
KAR Auction Services, Inc.		549,600	20,351,688
Republic Services, Inc.		155,726	6,850,387
			27,202,075
Electrical Equipment - 1.2%
Eaton Corp. PLC		518,700	26,993,148
Emerson Electric Co.		772,703	36,958,384
			63,951,532
Industrial Conglomerates - 4.2%
General Electric Co. (b)		7,093,147	220,951,529
Machinery - 0.1%
Cummins, Inc.		62,800	5,527,028

TOTAL INDUSTRIALS			635,584,897

INFORMATION TECHNOLOGY - 11.2%
Communications Equipment - 3.1%
Cisco Systems, Inc.		3,776,531	102,551,699
Qualcomm Technologies, Inc.		1,211,239	60,543,781
			163,095,480
Electronic Equipment & Components - 0.4%
Hitachi Ltd.		1,324,000	7,502,282
TE Connectivity Ltd.		244,361	15,788,164
			23,290,446
Internet Software & Services - 0.5%
Yahoo!, Inc. (d)		718,900	23,910,614
IT Services - 2.5%
First Data Corp.		2,006,096	28,923,892
IBM Corp.		560,023	77,070,365
Paychex, Inc.		460,169	24,338,338
			130,332,595
Semiconductors & Semiconductor Equipment - 1.4%
Applied Materials, Inc.		2,451,600	45,771,372
Maxim Integrated Products, Inc.		745,900	28,344,200
			74,115,572
Software - 0.9%
Microsoft Corp.		819,224	45,450,548
Technology Hardware, Storage & Peripherals - 2.4%
Apple, Inc.		481,900	50,724,794
EMC Corp.		2,582,300	66,313,464
Seagate Technology LLC		255,700	9,373,962
			126,412,220

TOTAL INFORMATION TECHNOLOGY			586,607,475

MATERIALS - 1.3%
Chemicals - 0.5%
LyondellBasell Industries NV Class A		148,700	12,922,030
Potash Corp. of Saskatchewan, Inc.		718,700	12,309,887
Syngenta AG sponsored ADR		11,300	889,649
Tronox Ltd. Class A		451,800	1,766,538
			27,888,104
Containers & Packaging - 0.5%
Packaging Corp. of America		221,200	13,946,660
WestRock Co.		304,800	13,904,976
			27,851,636
Metals & Mining - 0.3%
Freeport-McMoRan, Inc.		505,278	3,420,732
Nucor Corp.		254,500	10,256,350
			13,677,082

TOTAL MATERIALS			69,416,822

TELECOMMUNICATION SERVICES - 4.2%
Diversified Telecommunication Services - 4.1%
AT&T, Inc.		3,251,393	111,880,433
Verizon Communications, Inc.		2,194,359	101,423,273
			213,303,706
Wireless Telecommunication Services - 0.1%
KDDI Corp.		238,000	6,180,906

TOTAL TELECOMMUNICATION SERVICES			219,484,612

UTILITIES - 5.2%
Electric Utilities - 4.9%
American Electric Power Co., Inc.		479,571	27,944,602
Entergy Corp.		311,800	21,314,648
Exelon Corp.		2,883,100	80,063,687
NextEra Energy, Inc.		49,983	5,192,734
PPL Corp.		1,674,900	57,164,337
Southern Co.		1,225,977	57,363,464
Xcel Energy, Inc.		259,700	9,325,827
			258,369,299
Multi-Utilities - 0.3%
CenterPoint Energy, Inc.		799,300	14,675,148

TOTAL UTILITIES			273,044,447

TOTAL COMMON STOCKS
(Cost $4,603,004,640)			5,115,847,918

Convertible Preferred Stocks - 0.2%
HEALTH CARE - 0.1%
Health Care Providers & Services - 0.0%
AmSurg Corp. Series A-1, 5.25%		16,150	2,319,544
Pharmaceuticals - 0.1%
Allergan PLC 5.50%		2,275	2,343,660

TOTAL HEALTH CARE			4,663,204

TELECOMMUNICATION SERVICES - 0.0%
Wireless Telecommunication Services - 0.0%
T-Mobile U.S., Inc. Series A 5.50%		39,985	2,707,384
UTILITIES - 0.1%
Independent Power and Renewable Electricity Producers - 0.1%
Dynegy, Inc. 5.375%		31,800	1,594,134
Multi-Utilities - 0.0%
CenterPoint Energy, Inc. 2.00% ZENS (d)		24,500	1,398,031

TOTAL UTILITIES			2,992,165

TOTAL CONVERTIBLE PREFERRED STOCKS
(Cost $11,060,121)			10,362,753
		Principal Amount(f)	Value

Corporate Bonds - 0.5%
Convertible Bonds - 0.4%
CONSUMER DISCRETIONARY - 0.0%
Household Durables - 0.0%
Jarden Corp. 1.875% 9/15/18		1,340,000	2,436,288
ENERGY - 0.2%
Oil, Gas & Consumable Fuels - 0.2%
Amyris, Inc. 3% 2/27/17		1,383,000	1,264,228
Scorpio Tankers, Inc. 2.375% 7/1/19 (g)		7,335,000	6,780,291
Whiting Petroleum Corp. 1.25% 4/1/20 (g)		1,690,000	1,149,200
			9,193,719
INFORMATION TECHNOLOGY - 0.2%
Communications Equipment - 0.1%
InterDigital, Inc. 1.5% 3/1/20 (g)		4,600,000	4,413,125
Semiconductors & Semiconductor Equipment - 0.1%
Micron Technology, Inc. 3.125% 5/1/32		1,160,000	1,843,675
NXP Semiconductors NV 1% 12/1/19		2,350,000	2,574,719
			4,418,394
TOTAL INFORMATION TECHNOLOGY			8,831,519

TOTAL CONVERTIBLE BONDS			20,461,526

Nonconvertible Bonds - 0.1%
CONSUMER DISCRETIONARY - 0.1%
Media - 0.1%
Altice SA 7.625% 2/15/25 (g)		3,220,000	2,777,250
CONSUMER STAPLES - 0.0%
Tobacco - 0.0%
Vector Group Ltd. 7.75% 2/15/21		2,350,000	2,479,250
MATERIALS - 0.0%
Metals & Mining - 0.0%
Walter Energy, Inc. 8.5% 4/15/21 (h)		5,250,000	525

TOTAL NONCONVERTIBLE BONDS			5,257,025

TOTAL CORPORATE BONDS
(Cost $32,411,935)			25,718,551

Preferred Securities - 0.1%
FINANCIALS - 0.1%
Diversified Financial Services - 0.1%
Baggot Securities Ltd. 10.24% (Cost $3,931,535)(g)(i)	EUR	2,560,000	3,027,398
		Shares	Value

Money Market Funds - 2.8%
Fidelity Cash Central Fund, 0.33% (j)		101,348,301	101,348,301
Fidelity Securities Lending Cash Central Fund, 0.35% (j)(k)		47,684,836	47,684,836
TOTAL MONEY MARKET FUNDS
(Cost $149,033,137)			149,033,137
TOTAL INVESTMENT PORTFOLIO - 101.1%
(Cost $4,799,441,368)			5,303,989,757
NET OTHER ASSETS (LIABILITIES) - (1.1)%			(57,144,334)
NET ASSETS - 100%			$5,246,845,423

Written Options
	Expiration Date/Exercise Price	Number of Contracts	Premium	Value
Call Options
ACE Ltd.	2/19/16 - $120.00	635	$118,384	$(107,950)
General Electric Co.	1/15/16 - $31.00	25,070	765,483	(1,266,035)
General Electric Co.	3/18/16 - $33.00	11,802	248,899	(336,357)
JPMorgan Chase & Co.	2/19/16 - $70.00	4,100	360,993	(170,150)
McDonald's Corp.	1/15/16 - $115.00	1,145	207,900	(443,688)
Molson Coors Brewing Co. Class B	1/15/16 - $100.00	763	89,269	(9,538)
The Boeing Co.	1/15/16 - $150.00	1,027	393,221	(37,486)
The Hershey Co.	2/19/16 - $90.00	1,632	207,929	(474,912)
United Parcel Service, Inc. Class B	1/15/16 - $105.00	4,293	786,758	(12,879)
Wells Fargo & Co.	1/15/16 - $57.50	4,073	279,240	(24,438)
Yum! Brands, Inc.	1/15/16 - $75.00	723	125,077	(61,454)
TOTAL WRITTEN OPTIONS			$3,583,153	$(2,944,887)

Currency Abbreviations

EUR – European Monetary Unit

Legend

 (a) Security or a portion of the security is on loan at period end.

 (b) Security or a portion of the security is pledged as collateral for call options written. At period end, the value of securities pledged amounted to $268,193,820.

 (c) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $18,840,864 or 0.4% of net assets.

 (d) Non-income producing

 (e) Investment is owned by an entity that is treated as a U.S. Corporation for tax purposes in which the Fund holds a percentage ownership.

 (f) Amount is stated in United States dollars unless otherwise noted.

 (g) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $18,147,264 or 0.3% of net assets.

 (h) Non-income producing - Security is in default.

 (i) Security is perpetual in nature with no stated maturity date.

 (j) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (k) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
New Academy Holding Co. LLC unit	8/1/11	$13,406,880

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$328,083
Fidelity Securities Lending Cash Central Fund	672,703
Total	$1,000,786

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$424,344,402	$404,921,310	$582,228	$18,840,864
Consumer Staples	504,015,114	500,187,898	3,827,216	--
Energy	506,693,626	493,510,231	13,183,395	--
Financials	1,303,813,373	1,299,094,596	4,718,777	--
Health Care	597,506,354	532,143,714	65,362,640	--
Industrials	635,584,897	635,584,897	--	--
Information Technology	586,607,475	550,181,301	36,426,174	--
Materials	69,416,822	69,416,822	--	--
Telecommunication Services	222,191,996	216,011,090	6,180,906	--
Utilities	276,036,612	274,638,581	1,398,031	--
Corporate Bonds	25,718,551	--	25,718,551	--
Preferred Securities	3,027,398	--	3,027,398	--
Money Market Funds	149,033,137	149,033,137	--	--
Total Investments in Securities:	$5,303,989,757	$5,124,723,577	$160,425,316	$18,840,864
Derivative Instruments:
Liabilities
Written Options	$(2,944,887)	$(2,944,887)	$--	$--
Total Liabilities	$(2,944,887)	$(2,944,887)	$--	$--
Total Derivative Instruments:	$(2,944,887)	$(2,944,887)	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of December 31, 2015. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Written Options(a)	$0	$(2,944,887)
Total Equity Risk	0	(2,944,887)
Total Value of Derivatives	$0	$(2,944,887)

 (a) Gross value is presented in the Statement of Assets and Liabilities in the written options, at value line-item.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		December 31, 2015
Assets
Investment in securities, at value (including securities loaned of $46,333,760) — See accompanying schedule: Unaffiliated issuers (cost $4,650,408,231)	$5,154,956,620
Fidelity Central Funds (cost $149,033,137)	149,033,137
Total Investments (cost $4,799,441,368)		$5,303,989,757
Cash		225,161
Foreign currency held at value (cost $951,744)		951,746
Receivable for investments sold		7,280,235
Receivable for fund shares sold		808,613
Dividends receivable		7,987,833
Interest receivable		275,257
Distributions receivable from Fidelity Central Funds		201,147
Prepaid expenses		12,202
Other receivables		438,670
Total assets		5,322,170,621
Liabilities
Payable for investments purchased	$18,187,477
Payable for fund shares redeemed	3,349,438
Accrued management fee	1,967,501
Distribution and service plan fees payable	308,611
Written options, at value (premium received $3,583,153)	2,944,887
Other affiliated payables	407,361
Other payables and accrued expenses	475,087
Collateral on securities loaned, at value	47,684,836
Total liabilities		75,325,198
Net Assets		$5,246,845,423
Net Assets consist of:
Paid in capital		$4,428,083,522
Distributions in excess of net investment income		(15,247,286)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		328,848,538
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		505,160,649
Net Assets		$5,246,845,423
Initial Class:
Net Asset Value, offering price and redemption price per share ($3,238,579,995 ÷ 158,288,156 shares)		$20.46
Service Class:
Net Asset Value, offering price and redemption price per share ($309,668,720 ÷ 15,201,706 shares)		$20.37
Service Class 2:
Net Asset Value, offering price and redemption price per share ($1,348,911,710 ÷ 67,311,488 shares)		$20.04
Investor Class:
Net Asset Value, offering price and redemption price per share ($349,684,998 ÷ 17,162,940 shares)		$20.37

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2015
Investment Income
Dividends		$192,727,501
Interest		3,773,450
Income from Fidelity Central Funds		1,000,786
Total income		197,501,737
Expenses
Management fee	$26,200,773
Transfer agent fees	4,162,111
Distribution and service plan fees	4,255,589
Accounting and security lending fees	1,123,303
Custodian fees and expenses	119,593
Independent trustees' compensation	26,181
Appreciation in deferred trustee compensation account	66
Audit	85,908
Legal	21,767
Miscellaneous	41,642
Total expenses before reductions	36,036,933
Expense reductions	(339,997)	35,696,936
Net investment income (loss)		161,804,801
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	370,975,049
Foreign currency transactions	(46,475)
Written options	15,127,152
Total net realized gain (loss)		386,055,726
Change in net unrealized appreciation (depreciation) on: Investment securities	(781,720,652)
Assets and liabilities in foreign currencies	41,270
Written options	3,441,483
Total change in net unrealized appreciation (depreciation)		(778,237,899)
Net gain (loss)		(392,182,173)
Net increase (decrease) in net assets resulting from operations		$(230,377,372)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2015	Year ended December 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$161,804,801	$182,361,728
Net realized gain (loss)	386,055,726	591,213,191
Change in net unrealized appreciation (depreciation)	(778,237,899)	(239,753,698)
Net increase (decrease) in net assets resulting from operations	(230,377,372)	533,821,221
Distributions to shareholders from net investment income	(173,549,033)	(173,173,144)
Distributions to shareholders from net realized gain	(562,610,777)	(87,899,582)
Total distributions	(736,159,810)	(261,072,726)
Share transactions - net increase (decrease)	(79,940,029)	(437,948,697)
Redemption fees	3,144	7,981
Total increase (decrease) in net assets	(1,046,474,067)	(165,192,221)
Net Assets
Beginning of period	6,293,319,490	6,458,511,711
End of period (including distributions in excess of net investment income of $15,247,286 and distributions in excess of net investment income of $3,340,048, respectively)	$5,246,845,423	$6,293,319,490

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP Equity-Income Portfolio Initial Class

Years ended December 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$24.30	$23.29	$19.94	$18.69	$19.02
Income from Investment Operations
Net investment income (loss)A	.63	.71B	.56	.59	.48
Net realized and unrealized gain (loss)	(1.57)C	1.35	4.96	2.59	(.31)
Total from investment operations	(.94)	2.06	5.52	3.18	.17
Distributions from net investment income	(.71)	(.71)	(.60)	(.63)D	(.50)
Distributions from net realized gain	(2.19)	(.34)	(1.57)	(1.30)D	–
Total distributions	(2.90)	(1.05)	(2.17)	(1.93)	(.50)
Redemption fees added to paid in capitalA,E	–	–	–	–	–
Net asset value, end of period	$20.46	$24.30	$23.29	$19.94	$18.69
Total ReturnF,G	(4.08)%C	8.85%	28.15%	17.31%	.97%
Ratios to Average Net AssetsH,I
Expenses before reductions	.54%	.54%	.55%	.55%	.56%
Expenses net of fee waivers, if any	.54%	.54%	.54%	.55%	.55%
Expenses net of all reductions	.53%	.54%	.54%	.54%	.54%
Net investment income (loss)	2.85%	2.94%B	2.43%	2.94%	2.48%
Supplemental Data
Net assets, end of period (000 omitted)	$3,238,580	$3,817,228	$3,947,728	$3,461,083	$3,345,762
Portfolio turnover rateJ	46%	40%	32%	48%	96%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.08 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 2.59%.

 C Net realized and unrealized gain (loss) per share reflects proceeds from litigation which amounted to $.02 per share. Excluding these litigation proceeds, the total return would have been (4.18)%.

 D The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 E Amount represents less than $.005 per share.

 F Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP Equity-Income Portfolio Service Class

Years ended December 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$24.20	$23.20	$19.87	$18.63	$18.96
Income from Investment Operations
Net investment income (loss)A	.61	.69B	.53	.57	.46
Net realized and unrealized gain (loss)	(1.56)C	1.34	4.94	2.57	(.31)
Total from investment operations	(.95)	2.03	5.47	3.14	.15
Distributions from net investment income	(.69)	(.68)	(.57)	(.60)D	(.48)
Distributions from net realized gain	(2.19)	(.34)	(1.57)	(1.30)D	–
Total distributions	(2.88)	(1.03)E	(2.14)	(1.90)	(.48)
Redemption fees added to paid in capitalA,F	–	–	–	–	–
Net asset value, end of period	$20.37	$24.20	$23.20	$19.87	$18.63
Total ReturnG,H	(4.17)%C	8.74%	28.01%	17.19%	.86%
Ratios to Average Net AssetsI,J
Expenses before reductions	.64%	.64%	.65%	.65%	.66%
Expenses net of fee waivers, if any	.64%	.64%	.64%	.65%	.66%
Expenses net of all reductions	.63%	.64%	.64%	.64%	.64%
Net investment income (loss)	2.75%	2.84%B	2.33%	2.84%	2.38%
Supplemental Data
Net assets, end of period (000 omitted)	$309,669	$369,024	$391,896	$350,493	$347,999
Portfolio turnover rateK	46%	40%	32%	48%	96%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.08 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 2.49%.

 C Net realized and unrealized gain (loss) per share reflects proceeds from litigation which amounted to $.02 per share. Excluding these litigation proceeds, the total return would have been (4.27)%.

 D The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 E A total distribution of $1.03 per share is comprised of distributions from net investment income of $.684 and distributions from net realized gain of $.342 per share.

 F Amount represents less than $.005 per share.

 G Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 H Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 I Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 K Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP Equity-Income Portfolio Service Class 2

Years ended December 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$23.85	$22.88	$19.62	$18.41	$18.75
Income from Investment Operations
Net investment income (loss)A	.57	.64B	.49	.53	.42
Net realized and unrealized gain (loss)	(1.54)C	1.32	4.88	2.55	(.31)
Total from investment operations	(.97)	1.96	5.37	3.08	.11
Distributions from net investment income	(.65)	(.65)	(.54)	(.57)D	(.45)
Distributions from net realized gain	(2.19)	(.34)	(1.57)	(1.30)D	–
Total distributions	(2.84)	(.99)	(2.11)	(1.87)	(.45)
Redemption fees added to paid in capitalA,E	–	–	–	–	–
Net asset value, end of period	$20.04	$23.85	$22.88	$19.62	$18.41
Total ReturnF,G	(4.32)%C	8.57%	27.83%	17.05%	.66%
Ratios to Average Net AssetsH,I
Expenses before reductions	.79%	.79%	.80%	.80%	.81%
Expenses net of fee waivers, if any	.79%	.79%	.79%	.80%	.81%
Expenses net of all reductions	.78%	.79%	.79%	.79%	.80%
Net investment income (loss)	2.60%	2.69%B	2.18%	2.69%	2.23%
Supplemental Data
Net assets, end of period (000 omitted)	$1,348,912	$1,702,854	$1,755,769	$1,560,856	$1,457,230
Portfolio turnover rateJ	46%	40%	32%	48%	96%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.08 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 2.34%.

 C Net realized and unrealized gain (loss) per share reflects proceeds from litigation which amounted to $.02 per share. Excluding these litigation proceeds, the total return would have been (4.42)%.

 D The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 E Amount represents less than $.005 per share.

 F Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP Equity-Income Portfolio Investor Class

Years ended December 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$24.21	$23.21	$19.89	$18.64	$18.97
Income from Investment Operations
Net investment income (loss)A	.61	.69B	.54	.57	.46
Net realized and unrealized gain (loss)	(1.56)C	1.34	4.93	2.59	(.31)
Total from investment operations	(.95)	2.03	5.47	3.16	.15
Distributions from net investment income	(.70)	(.69)	(.58)	(.61)D	(.48)
Distributions from net realized gain	(2.19)	(.34)	(1.57)	(1.30)D	–
Total distributions	(2.89)	(1.03)	(2.15)	(1.91)	(.48)
Redemption fees added to paid in capitalA,E	–	–	–	–	–
Net asset value, end of period	$20.37	$24.21	$23.21	$19.89	$18.64
Total ReturnF,G	(4.18)%C	8.77%	27.99%	17.27%	.89%
Ratios to Average Net AssetsH,I
Expenses before reductions	.62%	.62%	.63%	.64%	.64%
Expenses net of fee waivers, if any	.62%	.62%	.62%	.64%	.64%
Expenses net of all reductions	.61%	.62%	.62%	.63%	.63%
Net investment income (loss)	2.77%	2.86%B	2.35%	2.85%	2.39%
Supplemental Data
Net assets, end of period (000 omitted)	$349,685	$388,773	$351,139	$220,311	$178,499
Portfolio turnover rateJ	46%	40%	32%	48%	96%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.08 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 2.51%.

 C Net realized and unrealized gain (loss) per share reflects proceeds from litigation which amounted to $.02 per share. Excluding these litigation proceeds, the total return would have been (4.28)%.

 D The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 E Amount represents less than $.005 per share.

 F Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2015

1. Organization.

VIP Equity-Income Portfolio (the Fund) is a fund of Variable Insurance Products Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares and Investor Class shares. The Fund offered Service Class 2R shares during the period April 24, 2002 through April 30, 2015, and all outstanding shares were converted to Service Class 2 shares by April 30, 2015. All classes have equal rights and voting privileges, except for matters affecting a single class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds and preferred securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Exchange-traded options are valued using the last sale price or, in the absence of a sale, the last offering price and are categorized as Level 1 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of December 31, 2015, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, equity –debt classification, certain conversion ratio adjustments, contingent interest, market discount, options transactions, partnerships, deferred trustees compensation and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$996,553,186
Gross unrealized depreciation	(469,990,890)
Net unrealized appreciation (depreciation) on securities	$526,562,296
Tax Cost	$4,777,427,461

The tax-based components of distributable earnings as of period end were as follows:

Undistributed long-term capital gain	$326,387,012
Net unrealized appreciation (depreciation) on securities and other investments	$527,175,265

The Fund intends to elect to defer to its next fiscal year $19,438,423 of capital losses recognized during the period November 1, 2015 to December 31, 2015.

The tax character of distributions paid was as follows:

	December 31, 2015	December 31, 2014
Ordinary Income	$202,573,284	$ 242,650,166
Long-term Capital Gains	533,586,526	18,422,560
Total	$736,159,810	$ 261,072,726

Trading (Redemption) Fees. Service Class 2R shares held by investors less than 60 days may have been subject to a redemption fee equal to 1% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital. These redemption fees were eliminated effective April 30, 2015.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including options. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded options may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Options. Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date.

The Fund used exchange-traded written covered call options to manage its exposure to the market. When the Fund writes a covered call option, the Fund holds the underlying instrument which must be delivered to the holder upon the exercise of the option.

Upon entering into a written options contract, the Fund will receive a premium. Premiums received are reflected as a liability on the Statement of Assets and Liabilities. Options are valued daily and any unrealized appreciation (depreciation) is reflected on the Statement of Assets and Liabilities. When a written option is exercised, the premium is added to the proceeds from the sale of the underlying instrument in determining the gain or loss realized on that investment. When an option is closed the Fund will realize a gain or loss depending on whether the proceeds or amount paid for the closing sale transaction are greater or less than the premium received. When an option expires, gains and losses are realized to the extent of premiums received. The net realized gain (loss) on closed and expired written options and the change in net unrealized appreciation (depreciation) on written options are reflected separately on the Statement of Operations.

Writing call options tends to decrease exposure to the underlying instrument and risk of loss is the change in value in excess of the premium received.

Any open options at period end are presented in the Schedule of Investments under the caption "Written Options".

During the period, the Fund recognized net realized gain (loss) of $15,127,152 and a change in net unrealized appreciation (depreciation) of $3,441,483 related to its investment in written options. This amount is included in the Statement of Operations.

The following is a summary of the Fund's written options activity:

Written Options	Number of Contracts	Amount of Premiums
Outstanding at beginning of period	17,086	$ 1,503,953
Options Opened	319,412	28,477,955
Options Exercised	(89,901)	(8,269,373)
Options Closed	(96,405)	(9,624,661)
Options Expired	(94,929)	(8,504,721)
Outstanding at end of period	55,263	$ 3,583,153

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $2,591,089,543 and $3,086,366,914, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .45% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's and Service Class 2R's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services, were as follows:

Service Class	$344,600
Service Class 2	3,898,418
Service Class 2R(a)	12,571
$4,255,589

 (a) For the period January 1, 2015 through April 30, 2015.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of Investor Class) pays a fee for transfer agent services, typesetting, printing and mailing of shareholder reports, excluding mailing of proxy statements and out of pocket expenses, equal to an annual rate of .07% (.15% for Investor Class) of class-level average net assets For the period, transfer agent fees for each class, including out of pocket expenses, were as follows:

Initial Class	$2,354,728
Service Class	227,693
Service Class 2	1,030,558
Service Class 2R(a)	3,315
Investor Class	545,817
$4,162,111

 (a) For the period January 1, 2015 through April 30, 2015.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $30,960 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $196,680.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $8,769 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $5,930,322. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $672,703, including $47,413 from securities loaned to FCM.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $306,883 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $689.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $24,221 and a portion of class-level operating expenses as follows:

Amount
Investor Class	$8,204

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2015(a)	2014
From net investment income
Initial Class	$109,149,565	$107,336,069
Service Class	10,156,613	10,064,095
Service Class 2	42,706,986	44,643,796
Service Class 2R	11,545	416,261
Investor Class	11,524,324	10,712,923
Total	$173,549,033	$173,173,144
From net realized gain
Initial Class	$339,608,604	$53,100,552
Service Class	33,003,823	5,192,387
Service Class 2	153,933,197	24,163,154
Service Class 2R	1,316,715	208,074
Investor Class	34,748,438	5,235,415
Total	$562,610,777	$87,899,582

 (a) All Service Class 2R shares were converted by April 30, 2015.

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Shares	Dollars	Dollars
Years ended December 31,	2015(a)	2014	2015(a)	2014
Initial Class
Shares sold	2,942,434	3,745,247	$64,636,128	$90,278,141
Reinvestment of distributions	20,908,619	6,589,354	448,758,169	160,436,620
Shares redeemed	(22,650,939)	(22,744,482)	(503,270,251)	(547,118,347)
Net increase (decrease)	1,200,114	(12,409,881)	$10,124,046	$(296,403,586)
Service Class
Shares sold	583,466	560,667	$12,999,462	$13,553,192
Reinvestment of distributions	2,018,226	629,390	43,160,436	15,256,482
Shares redeemed	(2,646,679)	(2,833,591)	(58,306,592)	(68,623,532)
Net increase (decrease)	(44,987)	(1,643,534)	$(2,146,694)	$(39,813,858)
Service Class 2
Shares sold	4,829,943	4,230,671	$104,917,377	$100,211,368
Reinvestment of distributions	9,327,616	2,879,996	196,640,183	68,806,950
Shares redeemed	(18,242,504)	(12,454,297)	(397,542,395)	(296,579,008)
Net increase (decrease)	(4,084,945)	(5,343,630)	$(95,984,835)	$(127,560,690)
Service Class 2R
Shares sold	44,755	205,262	$994,924	$4,868,639
Reinvestment of distributions	61,837	26,268	1,328,260	624,335
Shares redeemed	(758,460)	(106,535)	(16,752,939)	(2,539,192)
Net increase (decrease)	(651,868)	124,995	$(14,429,755)	$2,953,782
Investor Class
Shares sold	1,061,340	1,906,050	$23,323,259	$45,905,466
Reinvestment of distributions	2,166,600	656,848	46,272,762	15,948,338
Shares redeemed	(2,123,884)	(1,632,275)	(47,098,812)	(38,978,149)
Net increase (decrease)	1,104,056	930,623	$22,497,209	$22,875,655

 (a) All Service Class 2R shares were converted by April 30, 2015.

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 14% of the total outstanding shares of the Fund and one otherwise unaffiliated shareholder was the owner of record of 19% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund and Shareholders of VIP Equity-Income Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of VIP Equity-Income Portfolio (a fund of Variable Insurance Products Fund) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the VIP Equity-Income Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 17, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as Chairman (2014-present) and a member (2010-present) of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes) and a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present) and a non-executive Chairman of Health Equity, Inc. (health savings custodian, 2015-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2001

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2015-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2008

Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Thomas C. Hense (1964)

Year of Election or Appointment: 2008, 2010, or 2015

Vice President

Mr. Hense serves as Vice President of Fidelity Advisor® Multi-Asset Income Fund (2015) and other funds (High Income (2008), Small Cap (2008), and Value (2010) funds), and is an employee of Fidelity Investments (1993-present). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2008

President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present).

Linda J. Wondrack (1964)

Year of Election or Appointment: 2014

Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), FIAM LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Chief Compliance Officer of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2012-2016); Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)

Year of Election or Appointment: 2011

Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2015 to December 31, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period-B July 1, 2015 to December 31, 2015
Initial Class	.54%
Actual		$1,000.00	$950.00	$2.65
Hypothetical-C		$1,000.00	$1,022.48	$2.75
Service Class	.64%
Actual		$1,000.00	$949.60	$3.14
Hypothetical-C		$1,000.00	$1,021.98	$3.26
Service Class 2.79%
Actual		$1,000.00	$948.80	$3.88
Hypothetical-C		$1,000.00	$1,021.22	$4.02
Investor Class	.62%
Actual		$1,000.00	$949.40	$3.05
Hypothetical-C		$1,000.00	$1,022.08	$3.16

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of VIP Equity - Income Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Initial Class	02/12/2016	02/12/2016	$1.254
Service Class	02/12/2016	02/12/2016	$1.254
Service Class 2	02/12/2016	02/12/2016	$1.254
Investor Class	02/12/2016	02/12/2016	$1.254

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2015 $327,277,152, or, if subsequently determined to be different, the net capital gain of such year.

Initial Class designates 71%; Service Class designates 73% Service Class 2 designates 76% and Investor Class designates 72% of the dividends distributed in December 2015, during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Board Approval of Investment Advisory Contracts and Management Fees

VIP Equity-Income Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2015 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; and (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds and diversified international funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching active fixed-income exchange-traded funds; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and information security and to increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (x) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (xi) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xii) implementing changes to Fidelity's money market product line in response to recent money market regulatory reforms.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

VIP Equity-Income Portfolio

The Board noted that, on April 30, 2015 (after the periods shown in the chart above), FMR converted assets in Service Class 2 R into Service Class 2.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

VIP Equity-Income Portfolio

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and other Fidelity fund boards to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2014.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins, with particular focus on certain funds with negative margins; (vi) the realization of fall-out benefits in certain Fidelity business units; (vii) economies of scale and the way in which they are shared with fund shareholders;(viii) Fidelity's group fee structures, including the group fee schedule of breakpoints;(ix) the impact of cost containment measures on the funds; and (x) the transfer agent fee structure.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

VIPEI-ANN-0216
1.540027.118

Fidelity® Variable Insurance Products: Growth Portfolio Annual Report December 31, 2015

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

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You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity® Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2015	Past 1 year	Past 5 years	Past 10 years
Initial Class	7.17%	13.32%	7.87%
Service Class	7.05%	13.21%	7.76%
Service Class 2	6.90%	13.04%	7.60%
Investor Class	7.09%	13.23%	7.77%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Growth Portfolio - Initial Class on December 31, 2005.

The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Growth Index performed over the same period.

Period Ending Values
$21,338	VIP Growth Portfolio - Initial Class
$22,589	Russell 3000® Growth Index

Management's Discussion of Fund Performance

Market Recap:  U.S. stocks gained modestly in 2015, rebounding from a steep decline in August and September over worries about China’s slowing economic growth. The S&P 500® index rose 1.38% for the period, its lowest calendar-year return since 2008. After the late-summer rout, stocks sharply reversed course in October, lifted by the Federal Reserve’s decision to put off raising near-term interest rates until mid-December. Investors also were encouraged by an interest-rate cut in China and economic stimulus in Europe. Overall, growth stocks fared much better than their value counterparts, as investors sought growth in a subpar economic environment. This helped lift the technology-heavy Nasdaq Composite Index® 6.96% for the year. Sector performance in the broader market was split, with five of 10 sectors in the S&P 500® gaining ground and five retreating. Consumer discretionary (+10%) led the way, benefiting from rising personal income and low inflation. Health care (+7%), consumer staples (+7%) and information technology (+6%) also outpaced the broad market amid strong fundamentals. Conversely, the energy sector (-21%) was by far the worst performer, stung by deflated commodity prices that also hit materials (-8%). The defensive, but rate-sensitive utilities sector (-5%) lost ground on the cusp of Fed tightening, while industrials (-3%) were dragged down with energy prices and a slower-growing China.

Comments from Portfolio Manager Jason Weiner:  For the year, the fund’s share classes outpaced the 5.09% return of the Russell 3000® Growth Index. Versus the benchmark, positioning in information technology’s software & services industry was a big plus. From this group, the fund’s position in Facebook – the fund’s largest holding – was its biggest individual contributor by a wide margin. Facebook shares rose 34% for the period, partly in anticipation of earnings that reflected a strong rise in advertising revenue and growth in the number of subscribers accessing its services on mobile devices. Shares of Alphabet and Electronic Arts also contributed. Conversely, picks in the food, beverage & tobacco industry, part of the consumer staples sector, hurt. Here, an overweighting in Keurig Green Mountain, a maker of at-home beverage brewers and accessories, was by far the fund’s largest individual detractor. The stock returned roughly -63%. The firm reported consecutive quarters of lower-than-expected earnings and revenue earlier in the year. In August, Keurig lowered its earnings outlook and said it planned for about 330 job cuts. Then, in November, the stock hit a nearly three-year low when an influential analyst lowered its forecast for Keurig’s sales due to lowered prices on its coffee brewers, decreased K-Cup volumes and weak demand for its new Kold machine. We sold the fund’s position in Keurig by period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of December 31, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
Facebook, Inc. Class A	11.5	9.2
Alphabet, Inc. Class A	7.2	3.3
Gilead Sciences, Inc.	4.2	5.2
Valeant Pharmaceuticals International, Inc. (Canada)	2.9	0.7
Amazon.com, Inc.	2.8	0.5
Avago Technologies Ltd.	2.6	0.1
Salesforce.com, Inc.	2.6	2.1
Starbucks Corp.	2.5	1.9
Home Depot, Inc.	2.4	1.8
Apple, Inc.	2.3	6.7
	41.0

Top Five Market Sectors as of December 31, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	41.6	36.9
Consumer Discretionary	16.6	15.5
Health Care	16.5	16.7
Industrials	9.3	11.9
Financials	6.3	7.7

Asset Allocation (% of fund's net assets)

As of December 31, 2015*
Stocks	93.7%
Short-Term Investments and Net Other Assets (Liabilities)	6.3%

 * Foreign investments - 15.6%

As of June 30, 2015*
Stocks	96.6%
Short-Term Investments and Net Other Assets (Liabilities)	3.4%

 * Foreign investments - 14.2%

Investments December 31, 2015

Showing Percentage of Net Assets

Common Stocks - 92.9%
	Shares	Value
CONSUMER DISCRETIONARY - 16.5%
Automobiles - 1.3%
Tesla Motors, Inc. (a)(b)	264,800	$63,554,648
Diversified Consumer Services - 1.3%
Bright Horizons Family Solutions, Inc. (a)	284,800	19,024,640
Houghton Mifflin Harcourt Co. (a)	379,400	8,263,332
Nord Anglia Education, Inc. (a)	229,635	4,656,998
ServiceMaster Global Holdings, Inc. (a)	822,300	32,267,052
		64,212,022
Hotels, Restaurants & Leisure - 3.9%
Buffalo Wild Wings, Inc. (a)	88,500	14,129,025
Chipotle Mexican Grill, Inc. (a)	25,594	12,281,281
Domino's Pizza, Inc.	316,700	35,232,875
Jubilant Foodworks Ltd.	89,939	2,007,916
Popeyes Louisiana Kitchen, Inc. (a)	133,100	7,786,350
Starbucks Corp.	1,990,346	119,480,470
		190,917,917
Household Durables - 0.9%
Harman International Industries, Inc.	310,500	29,252,205
Toll Brothers, Inc. (a)	351,800	11,714,940
		40,967,145
Internet & Catalog Retail - 3.5%
Amazon.com, Inc. (a)	199,000	134,502,110
Netflix, Inc. (a)	254,100	29,063,958
NutriSystem, Inc.	209,300	4,529,252
		168,095,320
Leisure Products - 0.0%
NJOY, Inc. (a)(c)	243,618	31,183
Specialty Retail - 4.0%
AutoZone, Inc. (a)	25,100	18,621,941
Five Below, Inc. (a)(b)	572,900	18,390,090
Home Depot, Inc.	888,132	117,455,457
L Brands, Inc.	148,700	14,248,434
Lowe's Companies, Inc.	261,100	19,854,044
MarineMax, Inc. (a)	358,000	6,594,360
Restoration Hardware Holdings, Inc. (a)	4,800	381,360
		195,545,686
Textiles, Apparel & Luxury Goods - 1.6%
Kate Spade & Co. (a)	1,863,500	33,114,395
NIKE, Inc. Class B	706,152	44,134,500
		77,248,895

TOTAL CONSUMER DISCRETIONARY		800,572,816

CONSUMER STAPLES - 2.8%
Beverages - 0.6%
Kweichow Moutai Co. Ltd.	110,770	3,709,994
The Coca-Cola Co.	543,038	23,328,912
		27,038,906
Food & Staples Retailing - 0.7%
CVS Health Corp.	227,900	22,281,783
Whole Foods Market, Inc.	418,266	14,011,911
		36,293,694
Household Products - 0.3%
Procter & Gamble Co.	176,623	14,025,632
Personal Products - 1.2%
Avon Products, Inc. (b)	483,600	1,958,580
Estee Lauder Companies, Inc. Class A	173,000	15,234,380
Herbalife Ltd. (a)	798,855	42,834,605
		60,027,565

TOTAL CONSUMER STAPLES		137,385,797

ENERGY - 0.2%
Oil, Gas & Consumable Fuels - 0.2%
Golar LNG Ltd.	447,017	7,058,398
FINANCIALS - 6.3%
Banks - 0.9%
First Republic Bank	517,700	34,199,262
HDFC Bank Ltd.	117,289	2,367,655
M&T Bank Corp.	43,400	5,259,212
		41,826,129
Capital Markets - 2.4%
BlackRock, Inc. Class A	71,606	24,383,275
E*TRADE Financial Corp. (a)	1,450,993	43,007,433
HFF, Inc.	341,400	10,607,298
Invesco Ltd.	477,693	15,993,162
JMP Group, Inc.	240,100	1,310,946
PJT Partners, Inc. (a)	37,346	1,056,518
The Blackstone Group LP	365,848	10,697,396
Virtus Investment Partners, Inc.	86,500	10,160,290
		117,216,318
Diversified Financial Services - 1.5%
Berkshire Hathaway, Inc. Class B (a)	95,400	12,596,616
McGraw Hill Financial, Inc.	423,113	41,710,480
MSCI, Inc. Class A	259,640	18,727,833
		73,034,929
Real Estate Investment Trusts - 0.6%
American Tower Corp.	294,000	28,503,300
Real Estate Management & Development - 0.7%
Realogy Holdings Corp. (a)	998,601	36,618,699
Thrifts & Mortgage Finance - 0.2%
Essent Group Ltd. (a)	392,000	8,580,880

TOTAL FINANCIALS		305,780,255

HEALTH CARE - 16.5%
Biotechnology - 9.7%
Amgen, Inc.	299,300	48,585,369
BioMarin Pharmaceutical, Inc. (a)	277,025	29,021,139
Celgene Corp. (a)	276,900	33,161,544
Cytokinetics, Inc. (a)	97,090	1,015,561
Cytokinetics, Inc. warrants 6/25/17 (a)	1,084,980	1,000,243
Gilead Sciences, Inc.	2,021,590	204,564,692
Insmed, Inc. (a)	1,318,402	23,928,996
Medivation, Inc. (a)	1,626,900	78,644,346
Vertex Pharmaceuticals, Inc. (a)	397,100	49,967,093
		469,888,983
Health Care Equipment & Supplies - 0.6%
Medtronic PLC	237,300	18,253,116
Novadaq Technologies, Inc. (a)	983,500	12,529,790
		30,782,906
Health Care Providers & Services - 0.4%
Express Scripts Holding Co. (a)	188,100	16,441,821
Pharmaceuticals - 5.8%
Astellas Pharma, Inc.	5,252,700	74,776,203
Teva Pharmaceutical Industries Ltd. sponsored ADR	1,010,400	66,322,656
Valeant Pharmaceuticals International, Inc. (Canada) (a)	1,376,600	139,838,763
		280,937,622

TOTAL HEALTH CARE		798,051,332

INDUSTRIALS - 9.3%
Aerospace & Defense - 0.8%
Textron, Inc.	356,400	14,972,364
TransDigm Group, Inc. (a)	106,896	24,420,391
		39,392,755
Air Freight & Logistics - 0.5%
United Parcel Service, Inc. Class B	232,700	22,392,721
Airlines - 0.8%
Ryanair Holdings PLC sponsored ADR	449,067	38,826,333
Building Products - 0.8%
A.O. Smith Corp.	232,918	17,843,848
Caesarstone Sdot-Yam Ltd.	436,922	18,936,199
		36,780,047
Electrical Equipment - 0.8%
Acuity Brands, Inc.	88,100	20,597,780
AMETEK, Inc.	341,800	18,317,062
		38,914,842
Industrial Conglomerates - 2.9%
Danaher Corp.	1,155,426	107,315,967
Roper Technologies, Inc.	177,217	33,634,014
		140,949,981
Professional Services - 1.5%
Equifax, Inc.	107,500	11,972,275
Resources Connection, Inc.	532,855	8,706,851
Robert Half International, Inc.	492,000	23,192,880
WageWorks, Inc. (a)	671,729	30,476,345
		74,348,351
Road & Rail - 0.0%
Swift Transporation Co. (a)	72,800	1,006,096
Trading Companies & Distributors - 1.2%
HD Supply Holdings, Inc. (a)	1,736,700	52,153,101
Summit Ascent Holdings Ltd. (a)(b)	9,214,000	3,960,292
		56,113,393

TOTAL INDUSTRIALS		448,724,519

INFORMATION TECHNOLOGY - 40.9%
Communications Equipment - 0.1%
Qualcomm Technologies, Inc.	125,000	6,248,125
Electronic Equipment & Components - 0.2%
CDW Corp.	168,300	7,075,332
TE Connectivity Ltd.	32,814	2,120,113
		9,195,445
Internet Software & Services - 22.3%
58.com, Inc. ADR (a)	243,800	16,081,048
Alibaba Group Holding Ltd. sponsored ADR (a)	567,100	46,088,217
Alphabet, Inc.:
Class A (a)	443,998	345,434,884
Class C	72,162	54,762,299
Cvent, Inc. (a)	584,275	20,397,040
Facebook, Inc. Class A (a)	5,333,909	558,246,916
Just Dial Ltd.	237,392	3,008,503
JUST EAT Ltd. (a)	1,293,803	9,416,461
Shopify, Inc. Class A	6,200	159,960
Textura Corp. (a)(b)	691,261	14,917,412
Zillow Group, Inc.:
Class A (a)(b)	119,300	3,106,572
Class C (a)(b)	238,600	5,602,328
		1,077,221,640
IT Services - 3.3%
Cognizant Technology Solutions Corp. Class A (a)	749,100	44,960,982
FleetCor Technologies, Inc. (a)	16,000	2,286,880
Global Payments, Inc.	128,600	8,295,986
MasterCard, Inc. Class A	138,500	13,484,360
Travelport Worldwide Ltd.	242,700	3,130,830
Visa, Inc. Class A	1,152,572	89,381,959
		161,540,997
Semiconductors & Semiconductor Equipment - 3.2%
Avago Technologies Ltd.	874,500	126,933,675
Maxim Integrated Products, Inc.	287,587	10,928,306
Monolithic Power Systems, Inc.	277,688	17,691,502
		155,553,483
Software - 9.5%
Activision Blizzard, Inc.	435,932	16,874,928
Adobe Systems, Inc. (a)	612,600	57,547,644
Atlassian Corp. PLC	13,400	403,072
Computer Modelling Group Ltd.	1,071,300	6,952,572
CyberArk Software Ltd. (a)(b)	360,900	16,291,026
Electronic Arts, Inc. (a)	1,315,521	90,402,603
Fleetmatics Group PLC (a)	518,500	26,334,615
HubSpot, Inc. (a)	297,100	16,729,701
Intuit, Inc.	94,800	9,148,200
Mobileye NV (a)(b)	805,492	34,056,202
Red Hat, Inc. (a)	419,900	34,771,919
Salesforce.com, Inc. (a)	1,590,862	124,723,581
ServiceNow, Inc. (a)	280,900	24,314,704
		458,550,767
Technology Hardware, Storage & Peripherals - 2.3%
Apple, Inc.	1,038,527	109,315,352

TOTAL INFORMATION TECHNOLOGY		1,977,625,809

MATERIALS - 0.2%
Chemicals - 0.2%
CF Industries Holdings, Inc.	225,000	9,182,250
TELECOMMUNICATION SERVICES - 0.2%
Wireless Telecommunication Services - 0.2%
SBA Communications Corp. Class A (a)	91,500	9,613,905
TOTAL COMMON STOCKS
(Cost $3,247,139,264)		4,493,995,081

Convertible Preferred Stocks - 0.8%
CONSUMER DISCRETIONARY - 0.1%
Household Durables - 0.1%
Blu Homes, Inc. Series A, 5.00% (a)(c)	1,049,416	4,239,641
INFORMATION TECHNOLOGY - 0.7%
Internet Software & Services - 0.6%
Uber Technologies, Inc. Series D, 8.00% (a)(c)	636,240	31,030,842
IT Services - 0.1%
AppNexus, Inc. Series E (a)(c)	181,657	3,446,033

TOTAL INFORMATION TECHNOLOGY		34,476,875

TOTAL CONVERTIBLE PREFERRED STOCKS
(Cost $18,357,314)		38,716,516

Money Market Funds - 7.5%
Fidelity Cash Central Fund, 0.33% (d)	313,577,531	313,577,531
Fidelity Securities Lending Cash Central Fund, 0.35% (d)(e)	51,265,471	51,265,471
TOTAL MONEY MARKET FUNDS
(Cost $364,843,002)		364,843,002
TOTAL INVESTMENT PORTFOLIO - 101.2%
(Cost $3,630,339,580)		4,897,554,599
NET OTHER ASSETS (LIABILITIES) - (1.2)%		(57,718,399)
NET ASSETS - 100%		$4,839,836,200

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $38,747,699 or 0.8% of net assets.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
AppNexus, Inc. Series E	8/1/14	$3,638,989
Blu Homes, Inc. Series A, 5.00%	6/21/13	$4,848,302
NJOY, Inc.	9/11/13	$1,968,433
Uber Technologies, Inc. Series D, 8.00%	6/6/14	$9,870,023

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$389,325
Fidelity Securities Lending Cash Central Fund	1,031,907
Total	$1,421,232

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$804,812,457	$798,533,717	$2,007,916	$4,270,824
Consumer Staples	137,385,797	133,675,803	3,709,994	--
Energy	7,058,398	7,058,398	--	--
Financials	305,780,255	303,412,600	2,367,655	--
Health Care	798,051,332	722,274,886	75,776,446	--
Industrials	448,724,519	444,764,227	3,960,292	--
Information Technology	2,012,102,684	1,974,617,306	3,008,503	34,476,875
Materials	9,182,250	9,182,250	--	--
Telecommunication Services	9,613,905	9,613,905	--	--
Money Market Funds	364,843,002	364,843,002	--	--
Total Investments in Securities:	$4,897,554,599	$4,767,976,094	$90,830,806	$38,747,699

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	84.4%
Canada	3.2%
Singapore	2.6%
Cayman Islands	2.3%
Israel	2.1%
Ireland	1.7%
Japan	1.5%
Bermuda	1.0%
Others (Individually Less Than 1%)	1.2%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		December 31, 2015
Assets
Investment in securities, at value (including securities loaned of $50,197,969) — See accompanying schedule: Unaffiliated issuers (cost $3,265,496,578)	$4,532,711,597
Fidelity Central Funds (cost $364,843,002)	364,843,002
Total Investments (cost $3,630,339,580)		$4,897,554,599
Receivable for fund shares sold		3,778,134
Dividends receivable		781,132
Distributions receivable from Fidelity Central Funds		148,423
Prepaid expenses		9,953
Other receivables		186,374
Total assets		4,902,458,615
Liabilities
Payable for investments purchased	$4,038,197
Payable for fund shares redeemed	4,242,512
Accrued management fee	2,213,598
Distribution and service plan fees payable	242,072
Other affiliated payables	379,817
Other payables and accrued expenses	240,748
Collateral on securities loaned, at value	51,265,471
Total liabilities		62,622,415
Net Assets		$4,839,836,200
Net Assets consist of:
Paid in capital		$3,144,567,107
Distributions in excess of net investment income		(168,922)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		428,222,996
Net unrealized appreciation (depreciation) on investments		1,267,215,019
Net Assets		$4,839,836,200
Initial Class:
Net Asset Value, offering price and redemption price per share ($3,045,731,930 ÷ 46,326,324 shares)		$65.75
Service Class:
Net Asset Value, offering price and redemption price per share ($527,178,223 ÷ 8,039,575 shares)		$65.57
Service Class 2:
Net Asset Value, offering price and redemption price per share ($958,370,811 ÷ 14,742,142 shares)		$65.01
Investor Class:
Net Asset Value, offering price and redemption price per share ($308,555,236 ÷ 4,707,523 shares)		$65.55

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2015
Investment Income
Dividends		$43,549,304
Income from Fidelity Central Funds		1,421,232
Total income		44,970,536
Expenses
Management fee	$26,611,226
Transfer agent fees	3,440,810
Distribution and service plan fees	2,802,913
Accounting and security lending fees	1,087,813
Custodian fees and expenses	112,074
Independent trustees' compensation	21,666
Appreciation in deferred trustee compensation account	296
Audit	81,382
Legal	23,321
Miscellaneous	33,101
Total expenses before reductions	34,214,602
Expense reductions	(181,724)	34,032,878
Net investment income (loss)		10,937,658
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	435,877,029
Foreign currency transactions	(175,448)
Total net realized gain (loss)		435,701,581
Change in net unrealized appreciation (depreciation) on: Investment securities	(112,813,527)
Assets and liabilities in foreign currencies	(450)
Total change in net unrealized appreciation (depreciation)		(112,813,977)
Net gain (loss)		322,887,604
Net increase (decrease) in net assets resulting from operations		$333,825,262

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2015	Year ended December 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$10,937,658	$13,248,024
Net realized gain (loss)	435,701,581	551,141,575
Change in net unrealized appreciation (depreciation)	(112,813,977)	(58,286,995)
Net increase (decrease) in net assets resulting from operations	333,825,262	506,102,604
Distributions to shareholders from net investment income	(9,674,651)	(6,645,369)
Distributions to shareholders from net realized gain	(149,807,636)	–
Total distributions	(159,482,287)	(6,645,369)
Share transactions - net increase (decrease)	(152,738,757)	(324,112,807)
Redemption fees	9,639	88,351
Total increase (decrease) in net assets	21,613,857	175,432,779
Net Assets
Beginning of period	4,818,222,343	4,642,789,564
End of period (including distributions in excess of net investment income of $168,922 and distributions in excess of net investment income of $183,045, respectively)	$4,839,836,200	$4,818,222,343

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP Growth Portfolio Initial Class

Years ended December 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$63.48	$57.14	$42.05	$36.89	$37.09
Income from Investment Operations
Net investment income (loss)A	.19	.20	.14	.26	.14
Net realized and unrealized gain (loss)	4.24	6.26	15.13	5.16	(.06)
Total from investment operations	4.43	6.46	15.27	5.42	.08
Distributions from net investment income	(.17)	(.12)	(.15)	(.26)	(.15)B
Distributions from net realized gain	(1.98)	–	(.04)	–	(.12)B
Total distributions	(2.16)C	(.12)	(.18)D	(.26)	(.28)E
Redemption fees added to paid in capitalA,F	–	–	–	–	–
Net asset value, end of period	$65.75	$63.48	$57.14	$42.05	$36.89
Total ReturnG,H	7.17%	11.30%	36.34%	14.69%	.20%
Ratios to Average Net AssetsI,J
Expenses before reductions	.64%	.65%	.66%	.66%	.66%
Expenses net of fee waivers, if any	.64%	.65%	.65%	.66%	.66%
Expenses net of all reductions	.64%	.64%	.65%	.65%	.66%
Net investment income (loss)	.29%	.34%	.28%	.64%	.36%
Supplemental Data
Net assets, end of period (000 omitted)	$3,045,732	$3,143,666	$3,179,928	$2,613,977	$2,583,122
Portfolio turnover rateK	63%	46%	74%	68%	71%

 A Calculated based on average shares outstanding during the period.

 B The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 C Total distributions of $2.16 per share is comprised of distributions from net investment income of $.171 and distributions from net realized gain of $1.984 per share.

 D Total distributions of $.18 per share is comprised of distributions from net investment income of $.147 and distributions from net realized gain of $.035 per share.

 E Total distributions of $.28 per share is comprised of distributions from net investment income of $.152 and distributions from net realized gain of $.123 per share.

 F Amount represents less than $.005 per share.

 G Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 H Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 I Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 K Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP Growth Portfolio Service Class

Years ended December 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$63.32	$57.00	$41.95	$36.81	$36.99
Income from Investment Operations
Net investment income (loss)A	.12	.14	.09	.22	.10
Net realized and unrealized gain (loss)	4.22	6.24	15.09	5.13	(.05)
Total from investment operations	4.34	6.38	15.18	5.35	.05
Distributions from net investment income	(.11)	(.06)	(.10)	(.21)	(.11)B
Distributions from net realized gain	(1.98)	–	(.04)	–	(.12)B
Total distributions	(2.09)	(.06)	(.13)C	(.21)	(.23)
Redemption fees added to paid in capitalA,D	–	–	–	–	–
Net asset value, end of period	$65.57	$63.32	$57.00	$41.95	$36.81
Total ReturnE,F	7.05%	11.19%	36.20%	14.54%	.14%
Ratios to Average Net AssetsG,H
Expenses before reductions	.74%	.75%	.76%	.76%	.77%
Expenses net of fee waivers, if any	.74%	.75%	.75%	.76%	.76%
Expenses net of all reductions	.74%	.74%	.75%	.75%	.76%
Net investment income (loss)	.19%	.24%	.18%	.54%	.26%
Supplemental Data
Net assets, end of period (000 omitted)	$527,178	$521,455	$491,959	$395,589	$395,217
Portfolio turnover rateI	63%	46%	74%	68%	71%

 A Calculated based on average shares outstanding during the period.

 B The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 C Total distributions of $.13 per share is comprised of distributions from net investment income of $.097 and distributions from net realized gain of $.035 per share.

 D Amount represents less than $.005 per share.

 E Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP Growth Portfolio Service Class 2

Years ended December 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$62.80	$56.57	$41.64	$36.53	$36.72
Income from Investment Operations
Net investment income (loss)A	.02	.05	.01	.16	.04
Net realized and unrealized gain (loss)	4.20	6.18	14.98	5.10	(.05)
Total from investment operations	4.22	6.23	14.99	5.26	(.01)
Distributions from net investment income	(.02)	–	(.02)	(.15)	(.06)B
Distributions from net realized gain	(1.98)	–	(.04)	–	(.12)B
Total distributions	(2.01)C	–	(.06)	(.15)	(.18)
Redemption fees added to paid in capitalA,D	–	–	–	–	–
Net asset value, end of period	$65.01	$62.80	$56.57	$41.64	$36.53
Total ReturnE,F	6.90%	11.01%	36.00%	14.40%	(.03)%
Ratios to Average Net AssetsG,H
Expenses before reductions	.89%	.90%	.91%	.91%	.92%
Expenses net of fee waivers, if any	.89%	.90%	.90%	.91%	.91%
Expenses net of all reductions	.89%	.89%	.90%	.90%	.91%
Net investment income (loss)	.04%	.09%	.03%	.39%	.11%
Supplemental Data
Net assets, end of period (000 omitted)	$958,371	$845,165	$739,551	$592,407	$590,556
Portfolio turnover rateI	63%	46%	74%	68%	71%

 A Calculated based on average shares outstanding during the period.

 B The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 C Total distributions of $2.01 per share is comprised of distributions from net investment income of $.021and distributions from net realized gain of $1.984 per share.

 D Amount represents less than $.005 per share.

 E Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP Growth Portfolio Investor Class

Years ended December 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$63.30	$56.99	$41.95	$36.81	$37.00
Income from Investment Operations
Net investment income (loss)A	.13	.15	.10	.23	.10
Net realized and unrealized gain (loss)	4.23	6.24	15.09	5.13	(.05)
Total from investment operations	4.36	6.39	15.19	5.36	.05
Distributions from net investment income	(.13)	(.08)	(.11)	(.22)	(.12)B
Distributions from net realized gain	(1.98)	–	(.04)	–	(.12)B
Total distributions	(2.11)	(.08)	(.15)	(.22)	(.24)
Redemption fees added to paid in capitalA,C	–	–	–	–	–
Net asset value, end of period	$65.55	$63.30	$56.99	$41.95	$36.81
Total ReturnD,E	7.09%	11.20%	36.22%	14.58%	.14%
Ratios to Average Net AssetsF,G
Expenses before reductions	.72%	.73%	.74%	.75%	.75%
Expenses net of fee waivers, if any	.72%	.73%	.73%	.75%	.75%
Expenses net of all reductions	.72%	.73%	.73%	.74%	.74%
Net investment income (loss)	.21%	.25%	.20%	.55%	.27%
Supplemental Data
Net assets, end of period (000 omitted)	$308,555	$269,599	$214,067	$143,005	$126,551
Portfolio turnover rateH	63%	46%	74%	68%	71%

 A Calculated based on average shares outstanding during the period.

 B The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 C Amount represents less than $.005 per share.

 D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2015

1. Organization.

VIP Growth Portfolio (the Fund) is a fund of Variable Insurance Products Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares and Investor Class shares. The Fund offered Service Class 2R shares during the period April 24, 2002 through April 30, 2015, and all outstanding shares were converted to Service Class 2 shares by April 30, 2015. All classes have equal rights and voting privileges, except for matters affecting a single class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2015 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, deferred trustee compensation, partnerships and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$1,424,401,229
Gross unrealized depreciation	(169,596,200)
Net unrealized appreciation (depreciation) on securities	$1,254,805,029
Tax Cost	$3,642,749,570

The tax-based components of distributable earnings as of period end were as follows:

Undistributed long-term capital gain	$440,632,985
Net unrealized appreciation (depreciation) on securities and other investments	$1,254,805,029

The tax character of distributions paid was as follows:

	December 31, 2015	December 31, 2014
Ordinary Income	$9,674,651	$ 6,645,369
Long-term Capital Gains	149,807,636	–
Total	$159,482,287	$ 6,645,369

Trading (Redemption) Fees. Service Class 2R shares held by investors less than 60 days may have been subject to a redemption fee equal to 1% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital. These redemption fees were eliminated effective April 30, 2015.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $2,905,843,821 and $3,280,937,463, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's and Service Class 2R's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services, were as follows:

Service Class	$529,462
Service Class 2	2,246,915
Service Class 2RA	26,536
$2,802,913

AFor the period January 1, 2015 through April 30, 2015.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of Investor Class) pays a fee for transfer agent services, typesetting, printing and mailing of shareholder reports, excluding mailing of proxy statements and out of pocket expenses, equal to an annual rate of .07% (.15% for Investor Class) of class-level average net assets. For the period, transfer agent fees for each class, including out of pocket expenses, were as follows:

Initial Class	$2,066,016
Service Class	349,971
Service Class 2	594,080
Service Class 2RA	6,998
Investor Class	423,745
$3,440,810

A For the period January 1, 2015 through April 30, 2015.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $36,719 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $6,979 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $3,159,952. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $1,031,907, including $22,601 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $156,945 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $19,437 and a portion of class-level operating expenses as follows:

Amount
Investor Class	$5,342

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2015A	2014
From net investment income
Initial Class	$7,934,061	$5,797,841
Service Class	849,151	478,056
Service Class 2	305,804	–
Service Class 2R	–	45,219
Investor Class	585,635	324,253
Total	$9,674,651	$6,645,369
From net realized gain
Initial Class	$97,164,090	$–
Service Class	16,191,802	–
Service Class 2	26,884,961	–
Service Class 2R	1,176,586	–
Investor Class	8,390,197	–
Total	$149,807,636	$–

A All Service Class 2R shares were converted by April 30, 2015.

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Shares	Dollars	Dollars
Years ended December 31,	2015A	2014	2015A	2014
Initial Class
Shares sold	1,537,295	2,233,205	$99,048,414	$136,246,553
Reinvestment of distributions	1,689,662	90,127	105,098,151	5,797,841
Shares redeemed	(6,421,101)	(8,457,263)	(414,843,526)	(515,793,249)
Net increase (decrease)	(3,194,144)	(6,133,931)	$(210,696,961)	$(373,748,855)
Service Class
Shares sold	644,139	704,490	$41,667,908	$42,930,044
Reinvestment of distributions	274,936	7,450	17,040,953	478,056
Shares redeemed	(1,114,617)	(1,108,161)	(71,657,612)	(66,877,454)
Net increase (decrease)	(195,542)	(396,221)	$(12,948,751)	$(23,469,354)
Service Class 2
Shares sold	3,196,114	3,459,588	$203,598,694	$208,615,677
Reinvestment of distributions	443,005	–	27,190,765	–
Shares redeemed	(2,354,140)	(3,076,660)	(149,858,061)	(185,716,847)
Net increase (decrease)	1,284,979	382,928	$80,931,398	$22,898,830
Service Class 2R
Shares sold	23,176	638,965	$1,461,854	$39,497,431
Reinvestment of distributions	19,285	714	1,176,586	45,219
Shares redeemed	(655,812)	(332,982)	(41,405,549)	(20,164,989)
Net increase (decrease)	(613,351)	306,697	$(38,767,109)	$19,377,661
Investor Class
Shares sold	765,618	1,108,502	$49,281,957	$67,262,355
Reinvestment of distributions	144,780	5,055	8,975,832	324,253
Shares redeemed	(461,826)	(611,138)	(29,515,123)	(36,757,697)
Net increase (decrease)	448,572	502,419	$28,742,666	$30,828,911

A All Service Class 2R shares were converted by April 30, 2015.

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 15% of the total outstanding shares of the Fund and one otherwise unaffiliated shareholder was the owner of record of 26% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund and Shareholders of VIP Growth Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Growth Portfolio (a fund of Variable Insurance Products Fund) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Growth Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 16, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as Chairman (2014-present) and a member (2010-present) of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes) and a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present) and a non-executive Chairman of Health Equity, Inc. (health savings custodian, 2015-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2001

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2015-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2008

Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Melissa M. Reilly (1971)

Year of Election or Appointment: 2014

Vice President of certain Equity Funds

Ms. Reilly also serves as Vice President of other funds. Ms. Reilly is an employee of Fidelity Investments (2004-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2008

President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present).

Linda J. Wondrack (1964)

Year of Election or Appointment: 2014

Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), FIAM LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Chief Compliance Officer of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2012-2016); Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)

Year of Election or Appointment: 2011

Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2015 to December 31, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period-B July 1, 2015 to December 31, 2015
Initial Class	.64%
Actual		$1,000.00	$1,015.80	$3.25
Hypothetical-C		$1,000.00	$1,021.98	$3.26
Service Class	.74%
Actual		$1,000.00	$1,015.20	$3.76
Hypothetical-C		$1,000.00	$1,021.48	$3.77
Service Class 2.89%
Actual		$1,000.00	$1,014.60	$4.52
Hypothetical-C		$1,000.00	$1,020.72	$4.53
Investor Class	.72%
Actual		$1,000.00	$1,015.50	$3.66
Hypothetical-C		$1,000.00	$1,021.58	$3.67

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of VIP Growth Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Initial Class	02/05/16	02/05/16	$6.061
Service Class	02/05/16	02/05/16	$6.061
Service Class 2	02/05/16	02/05/16	$6.061
Investor Class	02/05/16	02/05/16	$6.061

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2015 $440,921,629, or, if subsequently determined to be different, the net capital gain of such year.

Initial Class designates 100%, Service Class designates 100%, Service Class 2 designates 100%, and Investor Class designates 100%, of the dividends distributed in December 2015 as qualifying for the dividends–received deduction for corporate shareholders.

Board Approval of Investment Advisory Contracts and Management Fees

VIP Growth Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2015 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; and (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds and diversified international funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching active fixed-income exchange-traded funds; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and information security and to increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (x) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (xi) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xii) implementing changes to Fidelity's money market product line in response to recent money market regulatory reforms.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

VIP Growth Portfolio

The Board noted that, on April 30, 2015 (after the periods shown in the chart above), FMR converted assets in Service Class 2 R into Service Class 2.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

VIP Growth Portfolio

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and other Fidelity fund boards to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2014.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins, with particular focus on certain funds with negative margins; (vi) the realization of fall-out benefits in certain Fidelity business units; (vii) economies of scale and the way in which they are shared with fund shareholders;(viii) Fidelity's group fee structures, including the group fee schedule of breakpoints;(ix) the impact of cost containment measures on the funds; and (x) the transfer agent fee structure.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

VIPGRWT-ANN-0216
1.540077.118

Fidelity® Variable Insurance Products: Value Portfolio Annual Report December 31, 2015

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity® Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2015	Past 1 year	Past 5 years	Past 10 years
Initial Class	(0.75)%	11.54%	6.16%
Service Class	(0.82)%	11.45%	6.05%
Service Class 2	(0.97)%	11.28%	5.89%
Investor Class	(0.76)%	11.47%	6.07%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Value Portfolio - Initial Class on December 31, 2005.

The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Value Index performed over the same period.

Period Ending Values
$18,176	VIP Value Portfolio - Initial Class
$18,091	Russell 3000® Value Index

Management's Discussion of Fund Performance

Market Recap:  U.S. stocks gained modestly in 2015, rebounding from a steep decline in August and September over worries about China’s slowing economic growth. The S&P 500® index rose 1.38% for the period, its lowest calendar-year return since 2008. After the late-summer rout, stocks sharply reversed course in October, lifted by the U.S. Federal Reserve’s decision to put off raising near-term interest rates until mid-December. Investors also were encouraged by an interest-rate cut in China and economic stimulus in Europe. Overall, growth stocks fared much better than their value counterparts, as investors sought growth in a subpar economic environment. This helped lift the technology-heavy Nasdaq Composite Index® 6.96% for the year. Sector performance in the broader market was split, with five of 10 sectors in the S&P 500® gaining ground and five retreating. Consumer discretionary (+10%) led the way, benefiting from rising personal income and low inflation. Health care (+7%), consumer staples (+7%) and information technology (+6%) also outpaced the broad market amid strong fundamentals. Conversely, energy (-21%) was by far the worst performer, stung by deflated commodity prices that also hit materials (-8%). The defensive, but rate-sensitive utilities sector (-5%) lost ground on the cusp of Fed tightening, while industrials (-3%) were dragged down with energy prices and a slower-growing China.

Comments from Portfolio Manager Matthew Friedman:  For the year, the fund’s share classes declined modestly, significantly outpacing the -4.13% return of the benchmark Russell 3000® Value Index. On an absolute basis, the market's preference toward growth-oriented names made it a challenging year for the fund’s value-focused stock-picking approach. However, the fund surpassed its benchmark through successful security selection, particularly in the energy sector and the software & services industry within information technology. Among individual names, our biggest relative contributor was an overweighting in tech firm Total System Services, which processes credit cards, acquires merchants and issues bank credit cards. Our investment returned 34% for the year, as the firm benefited from continued growth in North America, including new deals and extended contracts, and its relatively limited exposure abroad, where returns were squeezed by a stronger U.S. dollar. We sold the fund’s stake in Total System Services by period end. Despite the stronger dollar, the fund’s foreign holdings, in aggregate, also contributed to relative performance. Conversely, the fund’s overweighting in specialty men’s retailer Men’s Wearhouse was our largest individual detractor. The stock plunged about 43% in one day in November after the firm pre-announced disappointing third-quarter results for its Jos. A. Bank brand, which it acquired last year.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of December 31, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
JPMorgan Chase & Co.	3.9	3.8
Berkshire Hathaway, Inc. Class B	3.0	3.0
Chevron Corp.	2.8	2.6
Citigroup, Inc.	2.6	2.7
Procter & Gamble Co.	2.5	1.8
ACE Ltd.	2.1	1.5
The Travelers Companies, Inc.	2.0	1.6
Merck & Co., Inc.	1.9	0.0
U.S. Bancorp	1.8	1.8
Imperial Tobacco Group PLC	1.7	1.4
	24.3

Top Five Market Sectors as of December 31, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
Financials	33.9	32.2
Industrials	11.3	12.7
Energy	10.9	10.5
Health Care	10.6	9.1
Information Technology	9.0	10.7

Asset Allocation (% of fund's net assets)

As of December 31, 2015 *
Stocks	99.6%
Short-Term Investments and Net Other Assets (Liabilities)	0.4%

 * Foreign investments 22.2%

As of June 30, 2015*
Stocks	99.7%
Short-Term Investments and Net Other Assets (Liabilities)	0.3%

 * Foreign investments 18.7%

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Investments December 31, 2015

Showing Percentage of Net Assets

Common Stocks - 99.6%
	Shares	Value
CONSUMER DISCRETIONARY - 6.2%
Auto Components - 1.0%
Delphi Automotive PLC	22,600	$1,937,498
Tenneco, Inc. (a)	29,500	1,354,345
		3,291,843
Diversified Consumer Services - 2.1%
H&R Block, Inc.	91,500	3,047,865
Houghton Mifflin Harcourt Co. (a)	162,800	3,545,784
		6,593,649
Hotels, Restaurants & Leisure - 0.8%
Extended Stay America, Inc. unit	49,400	785,460
Wyndham Worldwide Corp.	21,900	1,591,035
		2,376,495
Media - 2.0%
Comcast Corp. Class A	26,900	1,517,967
Omnicom Group, Inc.	23,800	1,800,708
Twenty-First Century Fox, Inc. Class A	101,900	2,767,604
		6,086,279
Specialty Retail - 0.3%
The Men's Wearhouse, Inc.	60,700	891,076

TOTAL CONSUMER DISCRETIONARY		19,239,342

CONSUMER STAPLES - 6.3%
Food & Staples Retailing - 1.1%
Safeway, Inc.:
rights	4,600	0
rights	4,600	828
Walgreens Boots Alliance, Inc.	40,900	3,482,840
		3,483,668
Food Products - 1.0%
Darling International, Inc. (a)	273,500	2,877,220
Household Products - 2.5%
Procter & Gamble Co.	98,300	7,806,003
Tobacco - 1.7%
Imperial Tobacco Group PLC	97,961	5,179,412

TOTAL CONSUMER STAPLES		19,346,303

ENERGY - 10.9%
Energy Equipment & Services - 2.7%
Baker Hughes, Inc.	64,000	2,953,600
Dril-Quip, Inc. (a)	52,000	3,079,960
SBM Offshore NV (a)(b)	191,900	2,431,662
		8,465,222
Oil, Gas & Consumable Fuels - 8.2%
Apache Corp.	67,400	2,997,278
Chevron Corp.	94,092	8,464,516
Cimarex Energy Co.	34,300	3,065,734
Imperial Oil Ltd.	115,200	3,753,137
Lundin Petroleum AB (a)	282,600	4,077,743
Suncor Energy, Inc.	110,900	2,862,866
		25,221,274

TOTAL ENERGY		33,686,496

FINANCIALS - 33.9%
Banks - 9.3%
Barclays PLC sponsored ADR (b)	238,990	3,097,310
Citigroup, Inc.	157,447	8,147,882
JPMorgan Chase & Co.	181,416	11,978,900
U.S. Bancorp	132,247	5,642,979
		28,867,071
Capital Markets - 3.5%
Ares Capital Corp.	129,254	1,841,870
BlackRock, Inc. Class A	10,668	3,632,667
E*TRADE Financial Corp. (a)	55,721	1,651,570
KKR & Co. LP	95,600	1,490,404
The Blackstone Group LP	75,300	2,201,772
		10,818,283
Consumer Finance - 3.4%
Capital One Financial Corp.	59,500	4,294,710
Discover Financial Services	83,300	4,466,546
OneMain Holdings, Inc. (a)	43,900	1,823,606
		10,584,862
Diversified Financial Services - 3.0%
Berkshire Hathaway, Inc. Class B (a)	70,600	9,322,024
Insurance - 7.8%
ACE Ltd.	56,100	6,555,285
Allstate Corp.	67,300	4,178,657
Brown & Brown, Inc.	89,900	2,885,790
First American Financial Corp.	66,100	2,372,990
Prudential PLC	91,676	2,065,413
The Travelers Companies, Inc.	54,200	6,117,012
		24,175,147
Real Estate Investment Trusts - 5.5%
American Tower Corp.	24,900	2,414,055
Equity Lifestyle Properties, Inc.	51,200	3,413,504
Extra Space Storage, Inc.	35,400	3,122,634
Lamar Advertising Co. Class A	37,400	2,243,252
Outfront Media, Inc.	134,900	2,944,867
Sun Communities, Inc.	40,100	2,748,053
		16,886,365
Real Estate Management & Development - 0.8%
Realogy Holdings Corp. (a)	62,600	2,295,542
Thrifts & Mortgage Finance - 0.6%
TFS Financial Corp.	102,900	1,937,607

TOTAL FINANCIALS		104,886,901

HEALTH CARE - 10.6%
Biotechnology - 1.8%
AbbVie, Inc.	39,100	2,316,284
United Therapeutics Corp. (a)	22,200	3,476,742
		5,793,026
Health Care Equipment & Supplies - 0.6%
Zimmer Biomet Holdings, Inc.	18,200	1,867,138
Health Care Providers & Services - 0.8%
Laboratory Corp. of America Holdings (a)	19,600	2,423,344
Pharmaceuticals - 7.4%
Allergan PLC (a)	10,200	3,187,500
GlaxoSmithKline PLC sponsored ADR	39,400	1,589,790
Jazz Pharmaceuticals PLC (a)	31,900	4,483,864
Merck & Co., Inc.	109,700	5,794,354
Novartis AG sponsored ADR	24,000	2,064,960
Sanofi SA sponsored ADR	40,800	1,740,120
Teva Pharmaceutical Industries Ltd. sponsored ADR	61,000	4,004,040
		22,864,628

TOTAL HEALTH CARE		32,948,136

INDUSTRIALS - 11.3%
Aerospace & Defense - 3.4%
Curtiss-Wright Corp.	44,000	3,014,000
Esterline Technologies Corp. (a)	37,100	3,005,100
Orbital ATK, Inc.	33,600	3,001,824
Rolls-Royce Group PLC	163,000	1,380,679
		10,401,603
Air Freight & Logistics - 0.9%
FedEx Corp.	19,100	2,845,709
Commercial Services & Supplies - 0.7%
Tyco International Ltd.	63,500	2,025,015
Construction & Engineering - 2.0%
AECOM (a)	142,685	4,284,831
Jacobs Engineering Group, Inc. (a)	48,400	2,030,380
		6,315,211
Electrical Equipment - 2.1%
Eaton Corp. PLC	74,400	3,871,776
Regal Beloit Corp.	43,300	2,533,916
		6,405,692
Machinery - 0.8%
Deere & Co. (b)	33,400	2,547,418
Road & Rail - 0.5%
Hertz Global Holdings, Inc. (a)	53,300	758,459
Swift Transporation Co. (a)	52,900	731,078
		1,489,537
Trading Companies & Distributors - 0.9%
AerCap Holdings NV (a)	64,700	2,792,452

TOTAL INDUSTRIALS		34,822,637

INFORMATION TECHNOLOGY - 9.0%
Communications Equipment - 3.0%
CommScope Holding Co., Inc. (a)	55,200	1,429,128
Harris Corp.	32,100	2,789,490
Qualcomm Technologies, Inc.	98,700	4,933,520
		9,152,138
Electronic Equipment & Components - 1.2%
Flextronics International Ltd. (a)	124,800	1,399,008
TE Connectivity Ltd.	36,000	2,325,960
		3,724,968
IT Services - 0.3%
Computer Sciences Corp.	25,900	846,412
Semiconductors & Semiconductor Equipment - 1.0%
Maxim Integrated Products, Inc.	84,200	3,199,600
Software - 1.9%
Oracle Corp.	78,500	2,867,605
Symantec Corp.	149,300	3,135,300
		6,002,905
Technology Hardware, Storage & Peripherals - 1.6%
EMC Corp.	66,700	1,712,856
NCR Corp. (a)	68,400	1,673,064
Samsung Electronics Co. Ltd.	1,431	1,522,760
		4,908,680

TOTAL INFORMATION TECHNOLOGY		27,834,703

MATERIALS - 5.8%
Chemicals - 3.8%
Albemarle Corp. U.S.	45,700	2,559,657
CF Industries Holdings, Inc.	80,500	3,285,205
Eastman Chemical Co.	55,800	3,767,058
Methanex Corp. (b)	60,600	2,001,460
		11,613,380
Containers & Packaging - 0.8%
Ball Corp.	35,000	2,545,550
Metals & Mining - 1.2%
Compass Minerals International, Inc.	49,600	3,733,392

TOTAL MATERIALS		17,892,322

TELECOMMUNICATION SERVICES - 0.7%
Wireless Telecommunication Services - 0.7%
Vodafone Group PLC sponsored ADR	71,400	2,303,364
UTILITIES - 4.9%
Electric Utilities - 3.8%
Edison International	53,107	3,144,465
Exelon Corp.	124,100	3,446,257
ITC Holdings Corp.	91,500	3,591,375
NextEra Energy, Inc.	14,600	1,516,794
		11,698,891
Multi-Utilities - 1.1%
Sempra Energy	36,500	3,431,365

TOTAL UTILITIES		15,130,256

TOTAL COMMON STOCKS
(Cost $305,575,306)		308,090,460

Money Market Funds - 2.4%
Fidelity Cash Central Fund, 0.33% (c)	994,479	994,479
Fidelity Securities Lending Cash Central Fund, 0.35% (c)(d)	6,483,936	6,483,936
TOTAL MONEY MARKET FUNDS
(Cost $7,478,415)		7,478,415
TOTAL INVESTMENT PORTFOLIO - 102.0%
(Cost $313,053,721)		315,568,875
NET OTHER ASSETS (LIABILITIES) - (2.0)%		(6,089,359)
NET ASSETS - 100%		$309,479,516

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$6,791
Fidelity Securities Lending Cash Central Fund	44,218
Total	$51,009

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$19,239,342	$19,239,342	$--	$--
Consumer Staples	19,346,303	19,345,475	--	828
Energy	33,686,496	29,608,753	4,077,743	--
Financials	104,886,901	102,821,488	2,065,413	--
Health Care	32,948,136	32,948,136	--	--
Industrials	34,822,637	33,441,958	1,380,679	--
Information Technology	27,834,703	26,311,943	1,522,760	--
Materials	17,892,322	17,892,322	--	--
Telecommunication Services	2,303,364	2,303,364	--	--
Utilities	15,130,256	15,130,256	--	--
Money Market Funds	7,478,415	7,478,415	--	--
Total Investments in Securities:	$315,568,875	$306,521,452	$9,046,595	$828

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	77.8%
United Kingdom	5.0%
Ireland	4.4%
Switzerland	3.5%
Canada	2.8%
Netherlands	1.7%
Sweden	1.3%
Israel	1.3%
Others (Individually Less Than 1%)	2.2%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		December 31, 2015
Assets
Investment in securities, at value (including securities loaned of $6,168,806) — See accompanying schedule: Unaffiliated issuers (cost $305,575,306)	$308,090,460
Fidelity Central Funds (cost $7,478,415)	7,478,415
Total Investments (cost $313,053,721)		$315,568,875
Foreign currency held at value (cost $74,175)		74,175
Receivable for fund shares sold		55,477
Dividends receivable		575,062
Distributions receivable from Fidelity Central Funds		4,811
Prepaid expenses		682
Other receivables		854
Total assets		316,279,936
Liabilities
Payable for fund shares redeemed	$87,111
Accrued management fee	142,069
Distribution and service plan fees payable	1,928
Other affiliated payables	38,880
Other payables and accrued expenses	46,496
Collateral on securities loaned, at value	6,483,936
Total liabilities		6,800,420
Net Assets		$309,479,516
Net Assets consist of:
Paid in capital		$306,996,675
Distributions in excess of net investment income		(8,783)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(23,068)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		2,514,692
Net Assets		$309,479,516
Initial Class:
Net Asset Value, offering price and redemption price per share ($129,150,953 ÷ 9,663,386 shares)		$13.36
Service Class:
Net Asset Value, offering price and redemption price per share ($520,106 ÷ 38,930 shares)		$13.36
Service Class 2:
Net Asset Value, offering price and redemption price per share ($9,025,996 ÷ 683,228 shares)		$13.21
Investor Class:
Net Asset Value, offering price and redemption price per share ($170,782,461 ÷ 12,795,459 shares)		$13.35

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2015
Investment Income
Dividends		$6,508,311
Income from Fidelity Central Funds		51,009
Total income		6,559,320
Expenses
Management fee	$1,769,209
Transfer agent fees	360,778
Distribution and service plan fees	20,914
Accounting and security lending fees	126,793
Custodian fees and expenses	16,196
Independent trustees' compensation	1,385
Audit	73,574
Legal	6,863
Interest	559
Miscellaneous	963
Total expenses before reductions	2,377,234
Expense reductions	(19,079)	2,358,155
Net investment income (loss)		4,201,165
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	30,063,461
Foreign currency transactions	6,440
Total net realized gain (loss)		30,069,901
Change in net unrealized appreciation (depreciation) on: Investment securities	(37,645,481)
Assets and liabilities in foreign currencies	(306)
Total change in net unrealized appreciation (depreciation)		(37,645,787)
Net gain (loss)		(7,575,886)
Net increase (decrease) in net assets resulting from operations		$(3,374,721)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2015	Year ended December 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$4,201,165	$3,962,081
Net realized gain (loss)	30,069,901	25,355,985
Change in net unrealized appreciation (depreciation)	(37,645,787)	(647,275)
Net increase (decrease) in net assets resulting from operations	(3,374,721)	28,670,791
Distributions to shareholders from net investment income	(4,173,016)	(3,772,517)
Distributions to shareholders from net realized gain	(46,078,638)	(10,692,447)
Total distributions	(50,251,654)	(14,464,964)
Share transactions - net increase (decrease)	70,164,250	46,775,595
Total increase (decrease) in net assets	16,537,875	60,981,422
Net Assets
Beginning of period	292,941,641	231,960,219
End of period (including distributions in excess of net investment income of $8,783 and undistributed net investment income of $18,586, respectively)	$309,479,516	$292,941,641

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP Value Portfolio Initial Class

Years ended December 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$16.04	$15.18	$12.60	$10.60	$11.00
Income from Investment Operations
Net investment income (loss)A	.21	.24B	.19	.20	.12
Net realized and unrealized gain (loss)	(.35)	1.47	3.84	2.01	(.40)
Total from investment operations	(.14)	1.71	4.03	2.21	(.28)
Distributions from net investment income	(.21)	(.22)	(.17)	(.21)	(.12)
Distributions from net realized gain	(2.33)	(.63)	(1.27)	–	–
Total distributions	(2.54)	(.85)	(1.45)C	(.21)	(.12)
Net asset value, end of period	$13.36	$16.04	$15.18	$12.60	$10.60
Total ReturnD,E	(.75)%	11.41%	32.46%	20.91%	(2.51)%
Ratios to Average Net AssetsF,G
Expenses before reductions	.69%	.69%	.71%	.72%	.73%
Expenses net of fee waivers, if any	.69%	.69%	.70%	.72%	.72%
Expenses net of all reductions	.68%	.69%	.70%	.71%	.72%
Net investment income (loss)	1.35%	1.54%B	1.27%	1.70%	1.14%
Supplemental Data
Net assets, end of period (000 omitted)	$129,151	$130,678	$115,004	$82,711	$82,980
Portfolio turnover rateH	78%I	53%	96%	106%	79%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.05 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.22%.

 C Total distributions of $1.45 per share is comprised of distributions from net investment income of $.172 and distributions from net realized gain of $1.274 per share.

 D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP Value Portfolio Service Class

Years ended December 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$16.04	$15.18	$12.60	$10.60	$10.99
Income from Investment Operations
Net investment income (loss)A	.19	.23B	.17	.19	.12
Net realized and unrealized gain (loss)	(.34)	1.47	3.84	2.01	(.40)
Total from investment operations	(.15)	1.70	4.01	2.20	(.28)
Distributions from net investment income	(.20)	(.21)	(.15)	(.20)	(.11)
Distributions from net realized gain	(2.33)	(.63)	(1.27)	–	–
Total distributions	(2.53)	(.84)	(1.43)C	(.20)	(.11)
Net asset value, end of period	$13.36	$16.04	$15.18	$12.60	$10.60
Total ReturnD,E	(.82)%	11.31%	32.29%	20.80%	(2.55)%
Ratios to Average Net AssetsF,G
Expenses before reductions	.78%	.79%	.80%	.81%	.81%
Expenses net of fee waivers, if any	.78%	.79%	.80%	.81%	.81%
Expenses net of all reductions	.78%	.79%	.79%	.80%	.81%
Net investment income (loss)	1.25%	1.44%B	1.18%	1.61%	1.05%
Supplemental Data
Net assets, end of period (000 omitted)	$520	$230	$214	$211	$194
Portfolio turnover rateH	78%I	53%	96%	106%	79%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.05 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.12%.

 C Total distributions of $1.43 per share is comprised of distributions from net investment income of $.152 and distributions from net realized gain of $1.274 per share.

 D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP Value Portfolio Service Class 2

Years ended December 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$15.89	$15.05	$12.50	$10.52	$10.90
Income from Investment Operations
Net investment income (loss)A	.17	.20B	.15	.17	.10
Net realized and unrealized gain (loss)	(.34)	1.45	3.81	1.99	(.39)
Total from investment operations	(.17)	1.65	3.96	2.16	(.29)
Distributions from net investment income	(.18)	(.18)	(.14)	(.18)	(.09)
Distributions from net realized gain	(2.33)	(.63)	(1.27)	–	–
Total distributions	(2.51)	(.81)	(1.41)	(.18)	(.09)
Net asset value, end of period	$13.21	$15.89	$15.05	$12.50	$10.52
Total ReturnC,D	(.97)%	11.11%	32.18%	20.55%	(2.68)%
Ratios to Average Net AssetsE,F
Expenses before reductions	.93%	.94%	.96%	.98%	.98%
Expenses net of fee waivers, if any	.93%	.94%	.96%	.98%	.97%
Expenses net of all reductions	.93%	.94%	.95%	.97%	.97%
Net investment income (loss)	1.10%	1.29%B	1.01%	1.45%	.89%
Supplemental Data
Net assets, end of period (000 omitted)	$9,026	$7,945	$5,831	$3,736	$3,202
Portfolio turnover rateG	78%H	53%	96%	106%	79%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.05 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .97%.

 C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 H The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP Value Portfolio Investor Class

Years ended December 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$16.02	$15.17	$12.59	$10.59	$10.99
Income from Investment Operations
Net investment income (loss)A	.19	.23B	.18	.19	.12
Net realized and unrealized gain (loss)	(.33)	1.46	3.84	2.01	(.41)
Total from investment operations	(.14)	1.69	4.02	2.20	(.29)
Distributions from net investment income	(.20)	(.21)	(.16)	(.20)	(.11)
Distributions from net realized gain	(2.33)	(.63)	(1.27)	–	–
Total distributions	(2.53)	(.84)	(1.44)C	(.20)	(.11)
Net asset value, end of period	$13.35	$16.02	$15.17	$12.59	$10.59
Total ReturnD,E	(.76)%	11.28%	32.42%	20.83%	(2.59)%
Ratios to Average Net AssetsF,G
Expenses before reductions	.77%	.77%	.78%	.80%	.80%
Expenses net of fee waivers, if any	.76%	.77%	.78%	.80%	.80%
Expenses net of all reductions	.76%	.77%	.78%	.79%	.80%
Net investment income (loss)	1.27%	1.46%B	1.19%	1.62%	1.06%
Supplemental Data
Net assets, end of period (000 omitted)	$170,782	$154,089	$110,911	$61,852	$58,025
Portfolio turnover rateH	78%I	53%	96%	106%	79%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.05 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.14%.

 C Total distributions of $1.44 per share is comprised of distributions from net investment income of $.163 and distributions from net realized gain of $1.274 per share.

 D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2015

1. Organization.

VIP Value Portfolio (the Fund) is a fund of Variable Insurance Products Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2015 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, capital loss carryforwards, partnerships and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$27,445,024
Gross unrealized depreciation	(25,127,480)
Net unrealized appreciation (depreciation) on securities	$2,317,544
Tax Cost	$313,251,331

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$71,988
Undistributed long-term capital gain	$905,888
Capital loss carryforward	$(803,334)
Net unrealized appreciation (depreciation) on securities and other investments	$2,317,082

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal Year of expiration
2016	$(803,334)

The Fund acquired $14,116,912 of capital loss carryforwards from VIP Value Leaders Portfolio when it merged into the Fund in April 2015. The losses acquired that will be available to offset future capital gains of the Fund will be limited to approximately $803,334 per year. As a result, at least $12,761,149 of these losses will expire unused and is not included in the table above.

The Fund intends to elect to defer to its next fiscal year $8,783 of ordinary losses recognized during the period November 1, 2015 to December 31, 2015.

The tax character of distributions paid was as follows:

	December 31, 2015	December 31, 2014
Ordinary Income	$11,799,197	$ 13,235,799
Long-term Capital Gains	38,452,457	1,229,165
Total	$50,251,654	$ 14,464,964

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and securities acquired in the merger, aggregated $245,796,193 and $247,505,475, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services, were as follows:

Service Class	$493
Service Class 2	20,421
$20,914

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of Investor Class) pays a fee for transfer agent services, typesetting, printing and mailing of shareholder reports, excluding mailing of proxy statements and out of pocket expenses, equal to an annual rate of .07% (.15% for Investor Class) of class-level average net assets. For the period, transfer agent fees for each class, including out of pocket expenses, were as follows:

Initial Class	$91,206
Service Class	325
Service Class 2	5,468
Investor Class	263,779
$360,778

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $5,761 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company (FMR) or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$6,026,444.37%		$559

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $457 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $44,218. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $14,376 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $1,355 and a portion of class-level operating expenses as follows:

Amount
Investor Class	$3,348

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2015	2014
From net investment income
Initial Class	$1,816,575	$1,750,885
Service Class	7,794	2,841
Service Class 2	107,382	74,176
Investor Class	2,241,265	1,944,615
Total	$4,173,016	$3,772,517
From net realized gain
Initial Class	$19,739,039	$4,940,102
Service Class	67,825	8,771
Service Class 2	1,216,600	255,015
Investor Class	25,055,174	5,488,559
Total	$46,078,638	$10,692,447

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Shares	Dollars	Dollars
Years ended December 31,	2015	2014	2015	2014
Initial Class
Shares sold	1,317,637	1,354,278	$20,050,129	$21,145,694
Issued in exchange for shares of VIP Value Leaders Portfolio	518,743	–	8,227,271	–
Reinvestment of distributions	1,563,434	421,757	21,555,614	6,690,987
Shares redeemed	(1,884,898)	(1,202,122)	(28,893,738)	(18,939,197)
Net increase (decrease)	1,514,916	573,913	$20,939,276	$8,897,484
Service Class
Shares sold	–	11	$–	$172
Issued in exchange for shares of VIP Value Leaders Portfolio	29,206	–	462,913	–
Reinvestment of distributions	5,626	733	75,619	11,612
Shares redeemed	(10,249)	(491)	(148,625)	(7,822)
Net increase (decrease)	24,583	253	$389,907	$3,962
Service Class 2
Shares sold	331,231	335,621	$4,956,157	$5,234,138
Issued in exchange for shares of VIP Value Leaders Portfolio	131,884	–	2,069,262	–
Reinvestment of distributions	98,130	20,966	1,323,982	329,191
Shares redeemed	(378,095)	(244,002)	(5,759,103)	(3,817,650)
Net increase (decrease)	183,150	112,585	$2,590,298	$1,745,679
Investor Class
Shares sold	2,099,947	2,879,280	$32,108,962	$45,063,103
Issued in exchange for shares of VIP Value Leaders Portfolio	1,374,869	–	21,764,182	–
Reinvestment of distributions	1,987,488	467,721	27,296,439	7,433,174
Shares redeemed	(2,286,249)	(1,039,604)	(34,924,814)	(16,367,807)
Net increase (decrease)	3,176,055	2,307,397	$46,244,769	$36,128,470

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 49% of the total outstanding shares of the Fund. In addition, at the end of the period, VIP Freedom 2020 Portfolio was the owner of record of approximately 14% of the total outstanding shares of the Fund. Mutual funds managed by the investment adviser or its affiliates were the owners of record, in the aggregate, of approximately 47% of the total outstanding shares of the Fund.

12. Merger Information.

On April 24, 2015, the Fund acquired all of the assets and assumed all of the liabilities of VIP Value Leaders Portfolio ("Target Fund") pursuant to an Agreement and Plan of Reorganization approved by the Board of Trustees ("The Board"). The acquisition was accomplished by an exchange of shares of each class of the Fund for corresponding shares then outstanding of the Target Fund at their respective net asset value on the acquisition date. The reorganization provides shareholders of the Target Fund access to a larger portfolio with a similar investment objective and lower expenses. The reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized to the funds or their shareholders. The Target Fund's net assets of $32,523,628, including securities of $32,509,381 and unrealized appreciation of $1,391,472 was combined with VIP Value Portfolio's net assets of $310,093,250 for total net assets after the acquisition of $342,616,878.

Pro forma results of operations of the combined entity for the entire period ended December 31, 2015, as though the acquisition had occurred as of the beginning of the year (rather than on the actual acquisition dates), are as follows:

Net Investment income (loss)	$4,840,725
Total net realized gain (loss)	32,367,941
Total change in net unrealized appreciation (depreciation)	(39,051,629)
Net increase (decrease) in net assets resulting from operations	$(1,842,963)

Because the combined investment portfolios have been managed as a single portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the acquired fund that have been included in the Fund's accompanying Statement of Operations since April 24, 2015.

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund and Shareholders of VIP Value Portfolio:

We have audited the accompanying statement of assets and liabilities of VIP Value Portfolio (the Fund), a fund of Variable Insurance Products Fund, including the schedule of investments, as of December 31, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodians. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VIP Value Portfolio as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 18, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as Chairman (2014-present) and a member (2010-present) of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes) and a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present) and a non-executive Chairman of Health Equity, Inc. (health savings custodian, 2015-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2001

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2015-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2008

Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Thomas C. Hense (1964)

Year of Election or Appointment: 2008, 2010, or 2015

Vice President

Mr. Hense serves as Vice President of Fidelity Advisor® Multi-Asset Income Fund (2015) and other funds (High Income (2008), Small Cap (2008), and Value (2010) funds), and is an employee of Fidelity Investments (1993-present). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2008

President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present).

Linda J. Wondrack (1964)

Year of Election or Appointment: 2014

Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), FIAM LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Chief Compliance Officer of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2012-2016); Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)

Year of Election or Appointment: 2011

Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2015 to December 31, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period-B July 1, 2015 to December 31, 2015
Initial Class	.68%
Actual		$1,000.00	$960.10	$3.36
Hypothetical-C		$1,000.00	$1,021.78	$3.47
Service Class	.79%
Actual		$1,000.00	$960.10	$3.90
Hypothetical-C		$1,000.00	$1,021.22	$4.02
Service Class 2.93%
Actual		$1,000.00	$959.50	$4.59
Hypothetical-C		$1,000.00	$1,020.52	$4.74
Investor Class	.76%
Actual		$1,000.00	$960.60	$3.76
Hypothetical-C		$1,000.00	$1,021.37	$3.87

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of VIP Value Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Initial Class	02/05/16	02/05/16	$0.043
Service Class	02/05/16	02/05/16	$0.043
Service Class 2	02/05/16	02/05/16	$0.043
Investor Class	02/05/16	02/05/16	$0.043

The Board of Trustees of VIP Value Leaders Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from net investment income:

	Pay Date	Record Date	Dividends
Initial Class	04/21/15	04/21/15	$0.286
Service Class	04/21/15	04/21/15	$0.281
Service Class 2	04/21/15	04/21/15	$0.273
Investor Class	04/21/15	04/21/15	$0.286

VIP Value Portfolio hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2015, $22,189,683, or, if subsequently determined to be different, the net capital gain of such year.

VIP Value Portfolio Initial Class designates 34 % and 37%; VIP Value Portfolio Service Class designates 34 % and 37%; VIP Value Portfolio Service Class 2 designates 34% and 39%; and VIP Value Portfolio Investor Class designates 34 % and 38 % of the dividends distributed in February and December 2015 respectively, during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

VIP Value Leaders Portfolio Initial Class designates 20%; VIP Value Leaders Portfolio Service Class designates 21%; VIP Value Leaders Portfolio Service Class 2 designates 21%; and VIP Value Leaders Portfolio Investor Class designates 20 % of the dividends distributed in April 2015, during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Board Approval of Investment Advisory Contracts and Management Fees

VIP Value Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2015 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; and (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds and diversified international funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching active fixed-income exchange-traded funds; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and information security and to increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (x) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (xi) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xii) implementing changes to Fidelity's money market product line in response to recent money market regulatory reforms.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

VIP Value Portfolio

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

VIP Value Portfolio

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and other Fidelity fund boards to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Initial Class, Investor Class, and Service Class ranked below its competitive median for 2014 and the total expense ratio of Service Class 2 ranked above its competitive median for 2014. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Service Class 2 was above the competitive median primarily because of higher 12b-1 fees for Service Class 2 as compared to most competitor funds. The Board noted that the fund offers multiple classes, each of which has a different 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although Service Class 2 was above the median of the universe presented for comparison, the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins, with particular focus on certain funds with negative margins; (vi) the realization of fall-out benefits in certain Fidelity business units; (vii) economies of scale and the way in which they are shared with fund shareholders;(viii) Fidelity's group fee structures, including the group fee schedule of breakpoints;(ix) the impact of cost containment measures on the funds; and (x) the transfer agent fee structure.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

VIPVAL-ANN-0216
1.768949.114

Fidelity® Variable Insurance Products: Overseas Portfolio Annual Report December 31, 2015

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity® Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2015	Past 1 year	Past 5 years	Past 10 years
Initial Class	3.62%	4.44%	3.31%
Service Class	3.49%	4.34%	3.20%
Service Class 2	3.35%	4.19%	3.06%
Investor Class	3.55%	4.35%	3.21%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Overseas Portfolio - Initial Class on December 31, 2005.

The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Index performed over the same period.

Period Ending Values
$13,852	VIP Overseas Portfolio - Initial Class
$13,680	MSCI EAFE Index

Management's Discussion of Fund Performance

Market Recap:  International equities suffered a moderate setback for the 12 months ending December 31, 2015, held back by a collapse in commodities prices that hurt resources-related sectors and geographies. The MSCI ACWI (All Country World Index) ex USA Index returned -5.54% for the period, affected also by concerns about global economic growth. Commodity producers remained under pressure for much of the past year, largely related to economic deceleration in China (-14%), the world’s second-largest economy and a leading consumer of raw materials. This effect was exacerbated by U.S. dollar strength relative to global currencies, which weighed on commodities priced in dollars and acutely impacted equity returns within regions most exposed to resources prices. The emerging-markets group, for example, returned about -16% this period. Canada, a significant energy producer, returned roughly -23%. Net energy consumer Japan (+10%) was the best-performing region by far. Only about a quarter of the nearly 50 index countries managed a gain this period: Denmark (+24%) and Ireland (+17%) – the EU’s fastest-growing economy – proved top performers; Greece (-61%) and Brazil (-41%), among the worst. As for the 10 economic sectors, health care (+6%) and consumer staples (+5%) proved the only gainers, whereas energy (-22%) and materials (-20%) declined the most.

Comments from Portfolio Manager Graeme Rockett:  For the year, the fund’s share classes delivered single-digit returns, handily outpacing the -0.67% result of the benchmark MSCI EAFE Index. In terms of sector contribution, a sizable overweighting in software & services provided the biggest boost to the fund's performance versus the index. Stock selection in media also contributed. Stock picking and an underweighting in banks were beneficial to relative results as well. Among individual stocks, two of the top four contributors were out-of benchmark Japanese companies: online real estate portal NEXT and drugstore chain Welcia Holdings. NEXT performed well in conjunction with a period of strong reported revenue and profit growth, while Welcia outperformed on solid earnings reports. Elsewhere, U.K. online real estate portal Rightmove, another out-of-index holding, also benefited. The stock moved up substantially as market concerns about competition proved to be unfounded. On the downside, stock picking in the automobiles & components segment of consumer discretionary was the most detrimental, led by the fund’s largest individual detractor Germany-based automobile manufacturer Volkswagen. The stock fell following disclosure the company had engaged in deliberate cheating in the U.S. vehicle emissions control tests. I subsequently reduced the position, and the fund took a loss. A stake in Melco Crown Philippines Resort, a newly opened casino resort in Manila, also was detrimental. The stock did not perform well due to a combination of disappointing results following the casino’s opening, as well as market concerns regarding the impact of China’s corruption crackdown on the gambling economy.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of December 31, 2015
United Kingdom	21.3%
Japan	20.1%
United States of America*	10.1%
France	8.8%
Switzerland	6.1%
Cayman Islands	4.5%
Germany	4.1%
Bailiwick of Jersey	2.5%
Italy	2.3%
Other	20.2%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

As of June 30, 2015
United Kingdom	23.1%
Japan	19.1%
United States of America*	9.3%
France	6.7%
Switzerland	6.0%
Cayman Islands	4.7%
Germany	4.2%
Bailiwick of Jersey	2.7%
Italy	2.6%
Other	21.6%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of December 31, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	99.6	98.6
Short-Term Investments and Net Other Assets (Liabilities)	0.4	1.4

Top Ten Stocks as of December 31, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
Nestle SA (Switzerland, Food Products)	2.3	2.1
Novo Nordisk A/S Series B (Denmark, Pharmaceuticals)	2.0	1.8
Howden Joinery Group PLC (United Kingdom, Specialty Retail)	1.9	1.9
Sanofi SA (France, Pharmaceuticals)	1.8	1.5
NEXT Co. Ltd. (Japan, Media)	1.8	0.9
Wolseley PLC (Bailiwick of Jersey, Trading Companies & Distributors)	1.7	1.7
Astellas Pharma, Inc. (Japan, Pharmaceuticals)	1.5	1.2
Naspers Ltd. Class N (South Africa, Media)	1.5	2.0
Vodafone Group PLC (United Kingdom, Wireless Telecommunication Services)	1.5	1.5
HSBC Holdings PLC (United Kingdom, Diversified Banks)	1.4	1.2
	17.4

Market Sectors as of December 31, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	28.0	28.2
Financials	17.2	18.2
Information Technology	14.6	13.1
Health Care	14.1	11.1
Consumer Staples	9.6	10.5
Industrials	6.1	6.8
Energy	3.9	4.5
Telecommunication Services	3.4	2.5
Materials	2.7	3.7

Investments December 31, 2015

Showing Percentage of Net Assets

Common Stocks - 98.6%
	Shares	Value
Australia - 1.9%
AMP Ltd.	423,882	$1,786,017
BHP Billiton Ltd.	318,002	4,092,547
Carsales.com Ltd.	1,244,078	10,536,161
iSelect Ltd. (a)	868,754	715,280
Macquarie Group Ltd.	94,319	5,642,444
McMillan Shakespeare Ltd.	614,761	5,920,777
Rio Tinto Ltd.	24,301	785,883

TOTAL AUSTRALIA		29,479,109

Austria - 0.8%
Wienerberger AG	708,300	13,126,457
Bailiwick of Jersey - 2.5%
Integrated Diagnostics Holdings PLC (a)	221,000	1,092,845
Shire PLC	157,900	10,833,109
Wolseley PLC	486,947	26,447,499

TOTAL BAILIWICK OF JERSEY		38,373,453

Belgium - 0.7%
Ageas	66,760	3,105,201
KBC Groep NV	58,487	3,665,548
UCB SA	52,200	4,721,501

TOTAL BELGIUM		11,492,250

Bermuda - 0.6%
Clear Media Ltd.	1,743,000	1,796,383
Oriental Watch Holdings Ltd.	7,028,000	1,042,787
Signet Jewelers Ltd.	54,300	6,716,367

TOTAL BERMUDA		9,555,537

Brazil - 0.5%
BB Seguridade Participacoes SA	636,600	3,914,939
Cielo SA	456,736	3,877,855

TOTAL BRAZIL		7,792,794

Canada - 0.4%
Entertainment One Ltd.	2,635,388	6,488,099
Performance Sports Group Ltd. (a)	55,161	531,797

TOTAL CANADA		7,019,896

Cayman Islands - 4.5%
58.com, Inc. ADR (a)	156,400	10,316,144
Alibaba Group Holding Ltd. sponsored ADR (a)	208,000	16,904,160
Autohome, Inc. ADR Class A (a)(b)	89,000	3,107,880
Bitauto Holdings Ltd. ADR (a)	42,600	1,204,728
Ctrip.com International Ltd. sponsored ADR (a)(b)	200,200	9,275,266
Fu Shou Yuan International Group Ltd.	4,974,000	3,857,549
New Oriental Education & Technology Group, Inc. sponsored ADR	102,100	3,202,877
Qunar Cayman Islands Ltd. sponsored ADR (a)	75,600	3,987,144
Tencent Holdings Ltd.	934,500	18,297,497

TOTAL CAYMAN ISLANDS		70,153,245

China - 0.7%
Kweichow Moutai Co. Ltd.	252,464	8,455,719
TravelSky Technology Ltd. (H Shares)	1,954,000	3,199,285

TOTAL CHINA		11,655,004

Denmark - 2.2%
Danske Bank A/S	96,100	2,578,584
Novo Nordisk A/S:
Series B	89,625	5,189,127
Series B sponsored ADR	448,700	26,060,496

TOTAL DENMARK		33,828,207

France - 8.8%
AXA SA	114,920	3,140,025
AXA SA sponsored ADR	116,600	3,184,929
BNP Paribas SA	181,503	10,302,283
GameLoft SE (a)	535,400	3,525,986
Havas SA	1,598,900	13,478,599
Iliad SA	19,126	4,572,740
Ipsen SA	123,800	8,206,919
Orange SA	926,500	15,496,390
Pernod Ricard SA	80,600	9,214,684
Safran SA	63,600	4,379,963
Sanofi SA	201,643	17,184,374
Sanofi SA sponsored ADR	272,922	11,640,123
Societe Generale Series A	60,951	2,808,753
Total SA	334,171	14,981,353
Ubisoft Entertainment SA (a)	165,143	4,786,442
Vivendi SA	444,200	9,540,106

TOTAL FRANCE		136,443,669

Germany - 3.1%
Allianz SE	32,185	5,673,509
Axel Springer Verlag AG	131,100	7,290,532
Bayer AG	141,478	17,669,243
CTS Eventim AG	265,368	10,521,694
Deutsche Bank AG	74,681	1,813,604
Deutsche Boerse AG	70,400	6,188,244

TOTAL GERMANY		49,156,826

Hong Kong - 1.0%
AIA Group Ltd.	1,445,400	8,636,385
Television Broadcasts Ltd.	1,688,600	6,938,518

TOTAL HONG KONG		15,574,903

India - 0.4%
Info Edge India Ltd. (a)	415,996	5,356,053
Just Dial Ltd.	65,509	830,205

TOTAL INDIA		6,186,258

Ireland - 0.8%
Glanbia PLC	15,443	284,466
Kingspan Group PLC (United Kingdom)	138,100	3,736,996
Paddy Power PLC (Ireland)	62,280	8,331,751
Presbia PLC	27,900	146,754

TOTAL IRELAND		12,499,967

Isle of Man - 0.8%
Playtech Ltd.	967,920	11,879,006
Italy - 2.3%
DiaSorin S.p.A.	101,200	5,315,185
Eni SpA	169,000	2,511,036
Eni SpA sponsored ADR (b)	67,900	2,023,420
Intesa Sanpaolo SpA	4,758,200	15,801,982
Mediaset SpA	2,351,000	9,742,290

TOTAL ITALY		35,393,913

Japan - 20.1%
Arc Land Sakamoto Co. Ltd.	111,900	2,587,246
Arcland Service Co. Ltd.	450,000	10,804,606
Astellas Pharma, Inc.	1,644,800	23,414,986
Daiwa Securities Group, Inc.	490,000	2,995,710
Dentsu, Inc.	355,700	19,461,133
East Japan Railway Co.	43,300	4,077,385
Fuji Media Holdings, Inc.	161,900	1,910,596
Fukuda Denshi Co. Ltd.	33,200	1,815,929
Hitachi Ltd.	1,572,000	8,907,543
Honda Motor Co. Ltd.	180,500	5,769,058
Hoya Corp.	285,700	11,683,011
Infomart Corp. (b)	105,400	1,038,979
Japan Tobacco, Inc.	319,800	11,741,064
Kakaku.com, Inc.	90,200	1,774,198
Keyence Corp.	24,120	13,256,477
Misumi Group, Inc.	1,314,700	18,160,811
Mitsubishi UFJ Financial Group, Inc.	2,155,500	13,351,704
MS&AD Insurance Group Holdings, Inc.	153,900	4,513,067
Nakanishi, Inc.	42,600	1,660,364
NEXT Co. Ltd.	2,236,500	27,409,386
Nomura Holdings, Inc.	505,000	2,812,878
Olympus Corp.	223,200	8,787,087
ORIX Corp.	1,140,600	16,000,866
Rakuten, Inc.	1,195,500	13,769,476
Recruit Holdings Co. Ltd.	385,800	11,340,123
San-A Co. Ltd.	54,100	2,427,348
SoftBank Corp.	184,900	9,331,978
Sony Corp.	30,500	749,592
Sony Corp. sponsored ADR (b)	149,800	3,686,578
Sumitomo Mitsui Financial Group, Inc.	232,200	8,763,472
Sundrug Co. Ltd.	39,700	2,552,581
Suzuki Motor Corp.	128,100	3,892,167
Tokio Marine Holdings, Inc.	136,600	5,276,124
Toyota Motor Corp.	142,300	8,762,695
Welcia Holdings Co. Ltd. (b)	383,200	21,237,183
Zojirushi Thermos (b)	515,000	7,338,493

TOTAL JAPAN		313,061,894

Korea (South) - 0.8%
LG Household & Health Care Ltd.	3,868	3,426,798
Medy-Tox, Inc.	8,795	3,791,712
NAVER Corp.	10,849	6,035,880

TOTAL KOREA (SOUTH)		13,254,390

Malta - 0.9%
Kambi Group PLC (a)	442,800	6,530,493
Unibet Group PLC unit	69,600	7,096,783

TOTAL MALTA		13,627,276

Mauritius - 0.1%
MakeMyTrip Ltd. (a)(b)	129,300	2,218,788
Netherlands - 0.7%
AEGON NV	259,400	1,467,027
ASML Holding NV (b)	31,411	2,788,354
ING Groep NV (Certificaten Van Aandelen)	525,384	7,108,465

TOTAL NETHERLANDS		11,363,846

New Zealand - 0.7%
EBOS Group Ltd.	225,407	2,119,798
Ryman Healthcare Group Ltd.	561,021	3,261,538
Trade Maine Group Ltd.	1,720,859	4,919,783

TOTAL NEW ZEALAND		10,301,119

Norway - 1.3%
Schibsted ASA:
(A Shares)	187,700	6,170,946
(B Shares) (a)	187,700	5,974,072
Statoil ASA sponsored ADR (b)	560,000	7,817,600

TOTAL NORWAY		19,962,618

Philippines - 0.1%
Melco Crown Philippines Resort (a)	21,149,500	1,026,527
Poland - 0.1%
Inter Cars SA	25,000	1,516,832
South Africa - 1.5%
Naspers Ltd. Class N	171,000	23,373,020
Spain - 1.6%
Atresmedia Corporacion de Medios de Comunicacion SA	695,100	7,433,135
Banco Bilbao Vizcaya Argentaria SA	255,832	1,869,310
Banco Santander SA (Spain)	497,504	2,447,407
Mediaset Espana Comunicacion SA	638,915	6,964,239
Melia Hotels International SA (b)	427,700	5,661,300

TOTAL SPAIN		24,375,391

Sweden - 1.6%
Getinge AB (B Shares)	238,200	6,239,711
Nordea Bank AB	465,800	5,110,645
Svenska Cellulosa AB (SCA) (B Shares)	382,100	11,073,302
Swedbank AB (A Shares)	102,432	2,255,919

TOTAL SWEDEN		24,679,577

Switzerland - 6.1%
Compagnie Financiere Richemont SA Series A	94,611	6,771,588
Credit Suisse Group AG	385,957	8,314,272
Julius Baer Group Ltd.	55,980	2,708,154
Nestle SA	477,006	35,410,667
Roche Holding AG (participation certificate)	29,842	8,269,469
Syngenta AG (Switzerland)	48,261	18,889,505
UBS Group AG	591,162	11,468,230
UBS Group AG	184,900	3,581,513

TOTAL SWITZERLAND		95,413,398

United Kingdom - 21.3%
AstraZeneca PLC (United Kingdom)	209,158	14,128,069
Aviva PLC	329,400	2,500,303
B&M European Value Retail S.A.	1,276,381	5,357,032
Barclays PLC	2,897,042	9,324,912
Barclays PLC sponsored ADR	200,951	2,604,325
BG Group PLC	330,838	4,795,774
BHP Billiton PLC	339,952	3,791,083
BP PLC	1,531,593	7,959,206
Brammer PLC (b)	174,700	469,372
Dechra Pharmaceuticals PLC	159,300	2,566,802
Diageo PLC	524,328	14,318,223
Dunelm Group PLC	431,300	5,995,806
Essentra PLC	321,521	3,924,606
Foxtons Group PLC	1,321,579	3,662,751
GlaxoSmithKline PLC	301,500	6,089,046
Howden Joinery Group PLC	3,902,300	30,288,338
HSBC Holdings PLC:
(United Kingdom)	1,550,020	12,236,193
sponsored ADR	252,732	9,975,332
ITV PLC	4,354,600	17,756,479
Johnson Matthey PLC	88,998	3,486,007
JUST EAT Ltd. (a)	600,162	4,368,054
LivaNova PLC (a)	46,326	2,988,027
Lloyds Banking Group PLC	14,561,844	15,668,475
M&C Saatchi PLC	721,800	3,474,213
Micro Focus International PLC	47,300	1,112,188
Moneysupermarket.com Group PLC	1,285,300	6,953,877
Poundland Group PLC	353,948	1,083,758
Prudential PLC	185,178	4,171,966
Rightmove PLC	298,700	18,164,171
Rio Tinto PLC	95,015	2,766,388
Rolls-Royce Group PLC (c)	477,608	4,045,541
Royal Bank of Scotland Group PLC (a)	255,480	1,135,625
Royal Dutch Shell PLC:
Class A (United Kingdom)	559,388	12,669,669
Class B (United Kingdom)	351,684	8,015,206
SABMiller PLC	205,100	12,304,476
Shawbrook Group PLC	961,300	4,961,437
Softcat PLC (a)	221,900	1,112,634
Sports Direct International PLC (a)	542,665	4,615,981
SThree PLC	229,400	1,102,472
SuperGroup PLC	190,100	4,612,840
Ted Baker PLC	78,300	3,449,044
Virgin Money Holdings Uk PLC	1,435,900	8,058,672
Vodafone Group PLC	6,992,200	22,674,077
William Hill PLC	1,512,944	8,832,313
Zoopla Property Group PLC (b)	3,364,100	11,877,658

TOTAL UNITED KINGDOM		331,448,421

United States of America - 9.7%
Alphabet, Inc.:
Class A (a)	15,200	11,825,752
Class C	13,236	10,044,536
BlackRock, Inc. Class A	35,000	11,918,200
China Biologic Products, Inc. (a)	28,700	4,088,602
Dunkin' Brands Group, Inc.	83,500	3,556,265
eBay, Inc. (a)	101,200	2,780,976
Facebook, Inc. Class A (a)	139,400	14,589,604
Monsanto Co.	57,603	5,675,048
Monster Beverage Corp.	48,900	7,284,144
PayPal Holdings, Inc. (a)	242,400	8,774,880
Priceline Group, Inc. (a)	13,860	17,670,807
Sprouts Farmers Market LLC (a)	418,100	11,117,279
Tiffany & Co., Inc.	107,800	8,224,062
TripAdvisor, Inc. (a)	40,700	3,469,675
Visa, Inc. Class A	256,500	19,891,575
World Wrestling Entertainment, Inc. Class A (b)	317,800	5,669,552
Zillow Group, Inc.:
Class A (a)(b)	82,100	2,137,884
Class C (a)(b)	115,800	2,718,984

TOTAL UNITED STATES OF AMERICA		151,437,825

TOTAL COMMON STOCKS
(Cost $1,333,195,705)		1,536,671,416

Nonconvertible Preferred Stocks - 1.0%
Germany - 1.0%
Sartorius AG (non-vtg.)	39,500	10,305,004
Volkswagen AG	34,700	5,009,965
TOTAL NONCONVERTIBLE PREFERRED STOCKS
(Cost $8,726,217)		15,314,969

Money Market Funds - 2.5%
Fidelity Cash Central Fund, 0.33% (d)	5,557,797	5,557,797
Fidelity Securities Lending Cash Central Fund, 0.35% (d)(e)	34,219,682	34,219,682
TOTAL MONEY MARKET FUNDS
(Cost $39,777,479)		39,777,479
TOTAL INVESTMENT PORTFOLIO - 102.1%
(Cost $1,381,699,401)		1,591,763,864
NET OTHER ASSETS (LIABILITIES) - (2.1)%		(33,403,414)
NET ASSETS - 100%		$1,558,360,450

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) A portion of the security sold on a delayed delivery basis.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$41,274
Fidelity Securities Lending Cash Central Fund	1,020,668
Total	$1,061,942

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$442,485,872	$226,632,891	$215,852,981	$--
Consumer Staples	150,847,934	40,205,049	110,642,885	--
Energy	60,773,264	9,841,020	50,932,244	--
Financials	264,505,401	76,043,595	188,461,806	--
Health Care	219,268,831	66,893,405	152,375,426	--
Industrials	92,807,396	9,688,803	83,118,593	--
Information Technology	225,811,435	156,579,157	69,232,278	--
Materials	43,411,067	13,085,661	30,325,406	--
Telecommunication Services	52,075,185	4,572,740	47,502,445	--
Money Market Funds	39,777,479	39,777,479	--	--
Total Investments in Securities:	$1,591,763,864	$643,319,800	$948,444,064	$--

The following is a summary of transfers between Level 1 and Level 2 for the period ended December 31, 2015. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$115,012,669
Level 2 to Level 1	$6,072,035

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		December 31, 2015
Assets
Investment in securities, at value (including securities loaned of $32,867,276) — See accompanying schedule: Unaffiliated issuers (cost $1,341,921,922)	$1,551,986,385
Fidelity Central Funds (cost $39,777,479)	39,777,479
Total Investments (cost $1,381,699,401)		$1,591,763,864
Receivable for investments sold
Regular delivery		1,781,241
Delayed delivery		54,295
Receivable for fund shares sold		1,048,287
Dividends receivable		2,375,859
Distributions receivable from Fidelity Central Funds		112,818
Prepaid expenses		3,416
Other receivables		256,555
Total assets		1,597,396,335
Liabilities
Payable for investments purchased	$1,592,734
Payable for fund shares redeemed	1,350,897
Accrued management fee	873,790
Distribution and service plan fees payable	83,769
Other affiliated payables	166,301
Other payables and accrued expenses	748,712
Collateral on securities loaned, at value	34,219,682
Total liabilities		39,035,885
Net Assets		$1,558,360,450
Net Assets consist of:
Paid in capital		$1,500,127,194
Distributions in excess of net investment income		(683,603)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(150,959,408)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		209,876,267
Net Assets		$1,558,360,450
Initial Class:
Net Asset Value, offering price and redemption price per share ($758,521,977 ÷ 39,755,237 shares)		$19.08
Service Class:
Net Asset Value, offering price and redemption price per share ($138,766,017 ÷ 7,303,105 shares)		$19.00
Service Class 2:
Net Asset Value, offering price and redemption price per share ($345,818,346 ÷ 18,281,491 shares)		$18.92
Investor Class:
Net Asset Value, offering price and redemption price per share ($315,254,110 ÷ 16,574,364 shares)		$19.02

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2015
Investment Income
Dividends		$38,138,736
Income from Fidelity Central Funds		1,061,942
Income before foreign taxes withheld		39,200,678
Less foreign taxes withheld		(2,389,986)
Total income		36,810,692
Expenses
Management fee	$10,952,758
Transfer agent fees	1,337,697
Distribution and service plan fees	1,047,748
Accounting and security lending fees	738,600
Custodian fees and expenses	153,611
Independent trustees' compensation	7,124
Appreciation in deferred trustee compensation account	54
Audit	74,201
Legal	8,992
Interest	828
Miscellaneous	12,702
Total expenses before reductions	14,334,315
Expense reductions	(72,349)	14,261,966
Net investment income (loss)		22,548,726
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	36,249,674
Foreign currency transactions	(408,049)
Total net realized gain (loss)		35,841,625
Change in net unrealized appreciation (depreciation) on: Investment securities	(1,422,175)
Assets and liabilities in foreign currencies	(21,716)
Total change in net unrealized appreciation (depreciation)		(1,443,891)
Net gain (loss)		34,397,734
Net increase (decrease) in net assets resulting from operations		$56,946,460

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2015	Year ended December 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$22,548,726	$26,193,585
Net realized gain (loss)	35,841,625	122,106,858
Change in net unrealized appreciation (depreciation)	(1,443,891)	(292,365,617)
Net increase (decrease) in net assets resulting from operations	56,946,460	(144,065,174)
Distributions to shareholders from net investment income	(20,746,591)	(21,544,632)
Distributions to shareholders from net realized gain	(1,618,331)	(437,196)
Total distributions	(22,364,922)	(21,981,828)
Share transactions - net increase (decrease)	(66,061,658)	(52,174,315)
Redemption fees	3,391	20,145
Total increase (decrease) in net assets	(31,476,729)	(218,201,172)
Net Assets
Beginning of period	1,589,837,179	1,808,038,351
End of period (including distributions in excess of net investment income of $683,603 and distributions in excess of net investment income of $1,886,897, respectively)	$1,558,360,450	$1,589,837,179

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP Overseas Portfolio Initial Class

		December 31,
Years ended December 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$18.70	$20.64	$16.09	$13.63	$16.77
Income from Investment Operations
Net investment income (loss)A	.29	.32B	.25	.29	.26
Net realized and unrealized gain (loss)	.38	(1.98)	4.63	2.53	(3.14)
Total from investment operations	.67	(1.66)	4.88	2.82	(2.88)
Distributions from net investment income	(.27)	(.27)	(.26)	(.30)C	(.23)
Distributions from net realized gain	(.02)	(.01)	(.07)	(.06)C	(.03)
Total distributions	(.29)	(.28)	(.33)	(.36)	(.26)
Redemption fees added to paid in capitalA,D	–	–	–	–	–
Net asset value, end of period	$19.08	$18.70	$20.64	$16.09	$13.63
Total ReturnE,F	3.62%	(8.08)%	30.44%	20.74%	(17.16)%
Ratios to Average Net AssetsG,H
Expenses before reductions	.80%	.82%	.84%	.85%	.85%
Expenses net of fee waivers, if any	.80%	.82%	.84%	.85%	.85%
Expenses net of all reductions	.80%	.82%	.83%	.83%	.83%
Net investment income (loss)	1.46%	1.62%B	1.41%	1.94%	1.59%
Supplemental Data
Net assets, end of period (000 omitted)	$758,522	$726,566	$829,382	$659,258	$598,862
Portfolio turnover rateI	29%	39%	34%	41%	45%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.08 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.24%.

 C The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 D Amount represents less than $.005 per share.

 E Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP Overseas Portfolio Service Class

		December 31,
Years ended December 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$18.63	$20.56	$16.02	$13.58	$16.70
Income from Investment Operations
Net investment income (loss)A	.27	.30B	.24	.28	.24
Net realized and unrealized gain (loss)	.37	(1.97)	4.61	2.50	(3.12)
Total from investment operations	.64	(1.67)	4.85	2.78	(2.88)
Distributions from net investment income	(.25)	(.25)	(.24)	(.29)C	(.21)
Distributions from net realized gain	(.02)	(.01)	(.07)	(.06)C	(.03)
Total distributions	(.27)	(.26)	(.31)	(.34)D	(.24)
Redemption fees added to paid in capitalA,E	–	–	–	–	–
Net asset value, end of period	$19.00	$18.63	$20.56	$16.02	$13.58
Total ReturnF,G	3.49%	(8.16)%	30.38%	20.54%	(17.23)%
Ratios to Average Net AssetsH,I
Expenses before reductions	.90%	.92%	.94%	.95%	.95%
Expenses net of fee waivers, if any	.90%	.92%	.94%	.95%	.95%
Expenses net of all reductions	.90%	.92%	.93%	.93%	.93%
Net investment income (loss)	1.36%	1.52%B	1.31%	1.84%	1.49%
Supplemental Data
Net assets, end of period (000 omitted)	$138,766	$100,058	$118,920	$110,468	$108,921
Portfolio turnover rateJ	29%	39%	34%	41%	45%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects large, non-recurring dividend which amounted to $.07 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.14%.

 C The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 D Total distributions of $.34 per share is comprised of distributions from net investment income of $.286 and distributions from net realized gain of $.059 per share.

 E Amount represents less than $.005 per share.

 F Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP Overseas Portfolio Service Class 2

		December 31,
Years ended December 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$18.55	$20.47	$15.95	$13.52	$16.62
Income from Investment Operations
Net investment income (loss)A	.24	.27B	.21	.25	.21
Net realized and unrealized gain (loss)	.38	(1.96)	4.59	2.50	(3.09)
Total from investment operations	.62	(1.69)	4.80	2.75	(2.88)
Distributions from net investment income	(.23)	(.22)	(.21)	(.26)C	(.19)
Distributions from net realized gain	(.02)	(.01)	(.07)	(.06)C	(.03)
Total distributions	(.25)	(.23)	(.28)	(.32)	(.22)
Redemption fees added to paid in capitalA,D	–	–	–	–	–
Net asset value, end of period	$18.92	$18.55	$20.47	$15.95	$13.52
Total ReturnE,F	3.35%	(8.30)%	30.17%	20.38%	(17.34)%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.05%	1.07%	1.09%	1.10%	1.10%
Expenses net of fee waivers, if any	1.05%	1.07%	1.09%	1.10%	1.10%
Expenses net of all reductions	1.05%	1.07%	1.08%	1.08%	1.08%
Net investment income (loss)	1.21%	1.37%B	1.16%	1.69%	1.34%
Supplemental Data
Net assets, end of period (000 omitted)	$345,818	$266,860	$316,863	$349,364	$342,206
Portfolio turnover rateI	29%	39%	34%	41%	45%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.07 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .99%.

 C The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 D Amount represents less than $.005 per share.

 E Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP Overseas Portfolio Investor Class

		December 31,
Years ended December 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$18.64	$20.58	$16.04	$13.60	$16.73
Income from Investment Operations
Net investment income (loss)A	.27	.30B	.24	.28	.24
Net realized and unrealized gain (loss)	.39	(1.98)	4.62	2.51	(3.12)
Total from investment operations	.66	(1.68)	4.86	2.79	(2.88)
Distributions from net investment income	(.26)	(.26)	(.25)	(.29)C	(.22)
Distributions from net realized gain	(.02)	(.01)	(.07)	(.06)C	(.03)
Total distributions	(.28)	(.26)D	(.32)	(.35)	(.25)
Redemption fees added to paid in capitalA,E	–	–	–	–	–
Net asset value, end of period	$19.02	$18.64	$20.58	$16.04	$13.60
Total ReturnF,G	3.55%	(8.17)%	30.40%	20.54%	(17.22)%
Ratios to Average Net AssetsH,I
Expenses before reductions	.88%	.90%	.92%	.93%	.93%
Expenses net of fee waivers, if any	.88%	.90%	.92%	.93%	.93%
Expenses net of all reductions	.88%	.90%	.91%	.92%	.91%
Net investment income (loss)	1.38%	1.54%B	1.33%	1.85%	1.51%
Supplemental Data
Net assets, end of period (000 omitted)	$315,254	$279,760	$294,173	$175,442	$152,810
Portfolio turnover rateJ	29%	39%	34%	41%	45%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.07 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.16%.

 C The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 D Total distributions of $.26 per share is comprised of distributions from net investment income of $.257 and distributions from net realized gain of $.005 per share.

 E Amount represents less than $.005 per share.

 F Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2015

1. Organization.

VIP Overseas Portfolio (the Fund) is a fund of Variable Insurance Products Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares and Investor Class shares (formerly Investor Class R). The Fund offered Initial Class R shares, Service Class R shares and Service Class 2R shares during the period April 24, 2002 through April 30, 2015, and all outstanding shares were converted to Initial Class shares, Service Class shares and Service Class 2 shares, respectively, by April 30, 2015. All classes have equal rights and voting privileges, except for matters affecting a single class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2015, including information on transfers between Levels 1 and 2 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$341,881,847
Gross unrealized depreciation	(146,741,957)
Net unrealized appreciation (depreciation) on securities	$195,139,890
Tax Cost	$1,396,623,974

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$(126,377,448)
Net unrealized appreciation (depreciation) on securities and other investments	$194,953,428

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2017	$(126,377,448)

The Fund intends to elect to defer to its next fiscal year $9,657,386 of capital losses recognized during the period November 1, 2015 to December 31, 2015. The Fund intends to elect to defer to its next fiscal year $637,045 of ordinary losses recognized during the period November 1, 2015 to December 31, 2015.

The tax character of distributions paid was as follows:

	December 31, 2015	December 31, 2014
Ordinary Income	$22,364,922	$ 21,981,828

Trading (Redemption) Fees. Initial Class R shares, Service Class R shares, Service Class 2R shares and Investor Class shares held by investors less than 60 days may have been subject to a redemption fee equal to 1% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital. These redemption fees were eliminated effective April 30, 2015.

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $465,257,721 and $512,927,832, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .424% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .67% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' and Service Class R's average net assets and .25% of Service Class 2's and Service Class 2R's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services, were as follows:

Service Class	$130,955
Service Class 2	826,643
Service Class R(a)	15,437
Service Class 2R(a)	74,713
$1,047,748

 (a) For the period January 1, 2015 through April 30, 2015.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of Investor Class) pays a fee for transfer agent services, typesetting, printing and mailing of shareholder reports, excluding mailing of proxy statements and out of pocket expenses, equal to an annual rate of .07% (.15% for Investor Class) of class-level average net assets.

For the period, transfer agent fees for each class, including out of pocket expenses, were as follows:

Initial Class	$519,926
Service Class	86,926
Service Class 2	219,379
Initial Class R(a)	19,738
Service Class R(a)	10,184
Service Class 2R(a)	19,714
Investor Class	461,830
$1,337,697

 (a) For the period January 1, 2015 through April 30, 2015.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $1,014 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company (FMR) or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$14,060,500.35%		$828

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $2,353 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $130,200. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $1,020,668, including $9,115 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $59,184 for the period.

In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $92.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $6,758 and a portion of class-level operating expenses as follows:

Amount
Investor Class	$6,315

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2015(a)	2014
From net investment income
Initial Class	$10,645,043	$10,433,570
Service Class	1,840,695	1,332,782
Service Class 2	4,088,796	3,106,546
Initial Class R	–	1,229,751
Service Class R	–	601,107
Service Class 2R	–	1,029,325
Investor Class	4,172,057	3,811,551
Total	$20,746,591	$21,544,632
From net realized gain
Initial Class	$785,612	$197,461
Service Class	144,937	28,825
Service Class 2	361,840	77,133
Initial Class R	–	25,187
Service Class R	–	13,104
Service Class 2R	–	22,313
Investor Class	325,942	73,173
Total	$1,618,331	$437,196

 (a) All Initial Class R shares, Service Class R shares and Service Class 2R shares were converted by April 30, 2015.

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Shares	Dollars	Dollars
Years ended December 31,	2015(a)	2014	2015(a)	2014
Initial Class
Shares sold	9,063,043	4,646,866	$182,497,361	$91,533,995
Reinvestment of distributions	613,233	560,055	11,430,655	10,631,031
Shares redeemed	(8,771,356)	(6,531,046)	(174,181,200)	(129,396,566)
Net increase (decrease)	904,920	(1,324,125)	$19,746,816	$(27,231,540)
Service Class
Shares sold	2,965,603	374,059	$60,107,210	$7,444,554
Reinvestment of distributions	106,927	71,985	1,985,632	1,361,607
Shares redeemed	(1,140,788)	(858,107)	(22,409,012)	(17,001,886)
Net increase (decrease)	1,931,742	(412,063)	$39,683,830	$(8,195,725)
Service Class 2
Shares sold	6,660,917	1,281,630	$133,919,046	$25,126,390
Reinvestment of distributions	240,705	169,089	4,450,636	3,183,679
Shares redeemed	(3,009,141)	(2,540,783)	(59,124,422)	(49,934,018)
Net increase (decrease)	3,892,481	(1,090,064)	$79,245,260	$(21,623,949)
Initial Class R
Shares sold	117,551	281,639	$2,308,647	$5,561,894
Reinvestment of distributions	–	66,280	–	1,254,938
Shares redeemed	(4,732,077)	(784,514)	(96,399,349)	(15,546,890)
Net increase (decrease)	(4,614,526)	(436,595)	$(94,090,702)	$(8,730,058)
Service Class R
Shares sold	43,058	192,163	$836,703	$3,798,857
Reinvestment of distributions	–	32,541	–	614,211
Shares redeemed	(2,477,682)	(428,216)	(50,310,170)	(8,429,221)
Net increase (decrease)	(2,434,624)	(203,512)	$(49,473,467)	$(4,016,153)
Service Class 2R
Shares sold	254,618	636,022	$4,813,983	$12,380,236
Reinvestment of distributions	–	56,434	–	1,051,638
Shares redeemed	(4,899,430)	(515,505)	(98,164,277)	(10,031,982)
Net increase (decrease)	(4,644,812)	176,951	$(93,350,294)	$3,399,892
Investor Class
Shares sold	3,717,774	2,228,032	$74,571,611	$44,085,892
Reinvestment of distributions	241,958	205,297	4,497,999	3,884,724
Shares redeemed	(2,390,169)	(1,720,598)	(46,892,711)	(33,747,398)
Net increase (decrease)	1,569,563	712,731	$32,176,899	$14,223,218

 (a) All Initial Class R shares, Service Class R shares and Service Class 2R shares were converted by April 30, 2015.

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 21% of the total outstanding shares of the Fund and one otherwise unaffiliated shareholder was the owner of record of 18% of the total outstanding shares of the Fund. Mutual funds managed by the investment adviser or its affiliates were the owners of record, in the aggregate, of approximately 20% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund and Shareholders of VIP Overseas Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of VIP Overseas Portfolio (a fund of Variable Insurance Products Fund) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the VIP Overseas Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 18, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as Chairman (2014-present) and a member (2010-present) of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes) and a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present) and a non-executive Chairman of Health Equity, Inc. (health savings custodian, 2015-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2001

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2015-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2014

Vice President of certain Equity Funds

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Chief Compliance Officer of FMR Investment Management (U.K.) Limited (investment adviser firm, 2013-present) and is an employee of Fidelity Investments. Previously, Mr. Cohen served as a Director of FMR Investment Management (U.K.) Limited (2013-2015).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2008

Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2008

President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present).

Linda J. Wondrack (1964)

Year of Election or Appointment: 2014

Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), FIAM LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Chief Compliance Officer of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2012-2016); Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)

Year of Election or Appointment: 2011

Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2015 to December 31, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period-B July 1, 2015 to December 31, 2015
Initial Class	.80%
Actual		$1,000.00	$947.60	$3.93
Hypothetical-C		$1,000.00	$1,021.17	$4.08
Service Class	.90%
Actual		$1,000.00	$947.00	$4.42
Hypothetical-C		$1,000.00	$1,020.67	$4.58
Service Class 2	1.05%
Actual		$1,000.00	$946.80	$5.15
Hypothetical-C		$1,000.00	$1,019.91	$5.35
Investor Class	.88%
Actual		$1,000.00	$947.10	$4.32
Hypothetical-C		$1,000.00	$1,020.77	$4.48

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

Initial Class designates 4%; Service Class designates 4%; Service Class 2 designates 5%; and Investor Class designates 4%; of the dividends distributed in December 2015, during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Initial Class	12/11/15	$0.311	$0.0195
Service Class	12/11/15	$0.294	$0.0195
Service Class 2	12/11/15	$0.266	$0.0195
Investor Class	12/11/15	$0.296	$0.0195

Board Approval of Investment Advisory Contracts and Management Fees

VIP Overseas Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2015 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; and (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds and diversified international funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching active fixed-income exchange-traded funds; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and information security and to increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (x) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (xi) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xii) implementing changes to Fidelity's money market product line in response to recent money market regulatory reforms.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recentone-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe. Returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based funds organized as Massachusetts business trusts.

VIP Overseas Portfolio

2014 Total Return % vs. Morningstar Foreign Large Blend and MSCI EAFE (Net MA):

-3.0
-4.0
-5.0
-6.0
-7.0
-8.0
-9.0
-10.0
-3.5
-4.8
-6.7
-8.1
-8.3
1 Year
53
48
43
38
33
28
23
44.8
43.6
37.5
38.3
28.8
3 Year
43
38
33
28
23
18
35.6
34.0
34.2
30.5
22.2
5 Year
75% beaten
Initial Class
Benchmark
Service Class 2R
25% beaten

% Beaten	1 Year	3 Year	5 Year
Initial Class	11%	89%	80%
Initial Class R	11%	89%	80%
Service Class	11%	88%	78%
Service Class R	11%	88%	78%
Service Class 2	10%	86%	74%
Service Class 2R	10%	86%	74%
Investor Class R	11%	88%	79%

The Board noted that, on April 30, 2015 (after the periods shown in the chart above), FMR converted assets in Initial Class R, Service Class R, and Service Class 2 R into the corresponding non-redemption fee class and eliminated the redemption fee and renamed "Investor Class R" to "Investor Class."

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

VIP Overseas Portfolio

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014.

Furthermore, the Board considered that it had approved a reduction (effective August 1, 2014) in the individual fund fee rate component of the management fee rate for the fund from 0.450% to 0.424%. The Board considered that the chart reflects the fund's lower management fee for 2014, as if the lower fee were in effect for the entire year.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and other Fidelity fund boards to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2014.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins, with particular focus on certain funds with negative margins; (vi) the realization of fall-out benefits in certain Fidelity business units; (vii) economies of scale and the way in which they are shared with fund shareholders;(viii) Fidelity's group fee structures, including the group fee schedule of breakpoints;(ix) the impact of cost containment measures on the funds; and (x) the transfer agent fee structure.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

VIPOVRS-ANN-0216
1.540205.118

Item 2.

Code of Ethics

As of the end of the period, December 31, 2015, Variable Insurance Products Fund (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR,that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Joseph Mauriello is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Mr. Mauriello is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte Entities”) in each of the last two fiscal years for services rendered to VIP Value Portfolio (the “Fund”):

Services Billed by Deloitte Entities

December 31, 2015 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
VIP Value Portfolio	$51,000	$-	$7,800	$700

December 31, 2014 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
VIP Value Portfolio	$43,000	$-	$7,600	$700

A Amounts may reflect rounding.

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to VIP Equity-Income Portfolio, VIP Growth Portfolio, VIP High Income Portfolio and VIP Overseas Portfolio (the “Funds”):

Services Billed by PwC

December 31, 2015 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
VIP Equity-Income Portfolio	$73,000	$-	$12,400	$3,700
VIP Growth Portfolio	$66,000	$-	$3,500	$3,300
VIP High Income Portfolio	$83,000	$-	$3,300	$2,100
VIP Overseas Portfolio	$67,000	$-	$5,400	$2,200

December 31, 2014 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
VIP Equity-Income Portfolio	$68,000	$-	$3,600	$3,900
VIP Growth Portfolio	$64,000	$-	$3,200	$3,300
VIP High Income Portfolio	$81,000	$-	$3,400	$2,200
VIP Overseas Portfolio	$65,000	$-	$5,500	$2,300

A Amounts may reflect rounding.

The following table presents fees billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Fidelity Management & Research Company (“FMR”) and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds (“Fund Service Providers”):

Services Billed by Deloitte Entities

	December 31, 2015A	December 31, 2014A
Audit-Related Fees	$-	$-
Tax Fees	$10,000	$-
All Other Fees	$-	$650,000

A Amounts may reflect rounding.

Services Billed by PwC

	December 31, 2015A	December 31, 2014A
Audit-Related Fees	$5,290,000	$5,950,000
Tax Fees	$-	$-
All Other Fees	$-	$-

A Amounts may reflect rounding.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC and Deloitte Entities for services rendered to the Funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Funds are as follows:

Billed By	December 31, 2015 A	December 31, 2014 A
PwC	$5,680,000	$8,125,000
Deloitte Entities	$45,000	$1,815,000

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC and Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of PwC and Deloitte Entities in their  audits of the Funds, taking into account representations from PwC and Deloitte Entities, in accordance with Public Company Accounting Oversight Board rules, regarding their independence from the Funds and their related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee on a periodic basis.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds’ last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Variable Insurance Products Fund

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	February 24, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	February 24, 2016

By:	/s/Howard J. Galligan III
Howard J. Galligan III
Chief Financial Officer

Date:	February 24, 2016